 FFTW FUNDS, INC.
--------------------------------------------------------------------

                                                                   Annual Report
                                                               December 31, 2000

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 200 PARK AVENUE
 NEW YORK, NY 10166
 TELEPHONE 212.681.3000
 FACSIMILE 212.681.3250

FFTW FUNDS, INC.

  PRESIDENT'S LETTER

                                                                February 20,
2001

Dear Shareholders,

        We are pleased to present the Annual Report of FFTW Funds, Inc., for the year ended December 31, 2000.

        In our continued effort to provide easy access to our Funds, FFTW Fund's Worldwide-Hedged Portfolio is available through Fidelity (800.544.6666). In addition, the Limited Duration and International Portfolios are available through the Charles Schwab & Co., Inc. Mutual Fund Marketplace (800.225.8570).

        FFTW is pleased to invite our clients and their consultants to participate in quarterly conference calls with senior portfolio managers to discuss our Funds. These regular calls provide a forum for open discussion on current market developments and outlook and FFTW's portfolio strategy. If you are interested in participating, please call Sarah Brown at 212.681.3002 for details.

        We appreciate your participation in FFTW Funds. In our continuing effort to meet your investment needs, we would welcome the opportunity to discuss the objectives and results of each of our portfolios with you.

Sincerely,

/S/ O. John Olcay

O. John Olcay
Chairman of the Board and President

FFTW FUNDS, INC.

  TABLE OF CONTENTS

MARKET REVIEW - General Market                                  1

PORTFOLIO REVIEWS - U.S. Portfolios                             4

PERFORMANCE - U.S. Portfolios                                   6

PORTFOLIO REVIEWS - Global and International Portfolios         9

PERFORMANCE - Global and International Portfolios              11

MARKET OUTLOOK                                                 16

SCHEDULES OF INVESTMENTS
                        U.S. Short-Term Portfolio              17
                        Limited Duration Portfolio             20
                        Mortgage-Backed Portfolio              22
                        Global Tactical Exposure Portfolio     28
                        Worldwide Portfolio                    32
                        Worldwide-Hedged Portfolio             39
                        International Portfolio                46
                        Emerging Markets Portfolio             52

STATEMENTS OF ASSETS AND LIABILITIES                           54

STATEMENTS OF OPERATIONS                                       57

STATEMENTS OF CHANGES IN NET ASSETS                            60

FINANCIAL HIGHLIGHTS                                           65

NOTES TO FINANCIAL STATEMENTS                                  73

REPORT OF INDEPENDENT AUDITORS                                 93

FFTW Funds, Inc.

  Market Review
  DECEMBER 31, 2000

The new year dawned absent of any significant Y2K issues. Investors who remained largely on the sidelines over year-end jumped back into the market within days of the new year. During the quarter, the US Treasury curve inverted dramatically with long yields dropping by as much as 60 basis points and short rates rising from 25 to 60 basis points. Fears of excessive strength in the US economy were fueled by a number of economic statistics, particularly those measuring consumption and overall GDP. Inflation remained relatively subdued despite both the significant increase in oil prices and low unemployment. Nonetheless, investors still expected the Federal Reserve to tighten monetary policy several times in the first quarter in an attempt to cool the red-hot economy. The Fed confirmed these expectations by lifting official rates at both the February and March Federal Open Market Committee ("FOMC") meetings. Nonetheless, yields at the long end of the treasury curve declined as the Treasury announced both reduced issuance and a buy back program for notes and bonds.

Core European rates behaved in a manner similar to those in the US. Shorter-duration yields rose in response to the theme of a more restrictive monetary policy by the European Central Bank. The yield curve flattened as yields on longer-dated securities benefited from continued low inflation and shrinking new issuance. Over the quarter the difference between short term rates and bond yields narrowed by 85 basis points, a significant flattening of the yield curve. Japanese bonds fluctuated more modestly with 10 year JGB yields remaining in a range between 1.7 and 1.9%. The JGB curve flattened somewhat as bond yields dropped 25 basis points and yields on intermediate securities rose by a similar magnitude. During the period, official policy continued to support a self-sustaining economic recovery. The zero rate policy for overnight rates, continued fiscal spending, and intervention by the Bank of Japan at the end of the quarter to halt appreciation of the yen were all geared to sustain the fragile rebound in Japan's economy.

In currency markets, the euro continued its slide against the yen. The yen strengthened throughout the period causing the Bank of Japan to intervene on several occasions by buying dollars. The quarter ended with the euro firmly below parity to the dollar and the yen approaching 104. For non-treasury markets, the first quarter was a difficult one. After beginning the new year on a positive note, the corporate, asset-backed and mortgage sectors suffered through the remainder of the period as the curve inverted. Swap spreads to treasuries increased dramatically and were followed by corporate and mortgage spreads. As a result, on a duration-adjusted basis, the corporate market underperformed treasuries by over 200 basis points while the mortgage sector lagged by 140 basis points.

The second quarter may be viewed in retrospect as that time when the longest economic expansion in US history reached an inflection point. Nearly a year of tightening moves by the Federal Reserve appeared to finally take hold, as statistics reflecting the strength of the US economy showed some weakness. Personal consumption, housing statistics and production surveys were all softer during the second quarter than in previous periods. However, any fade is only relative to the extraordinary growth of the recent past; by longer-term historical measures, the US economy remains healthy. GDP is expected to slow from 1999's torrid pace but cannot be considered anemic at the projected second quarter rate of 4%. Inflation, although somewhat higher, remains within a tolerable range and the most significant price pressure derives from the large increase in the price of oil, which has reached over $30 per barrel. During the quarter, the Federal Reserve kept pressure on monetary policy by raising official rates by 50 basis points during their regular May meeting. Market rates rose initially, then declined in a response to a slowing economy before settling nearly unchanged. The unaltered policy at quarter-end meeting of the FOMC reflected the evidence of some slowdown in the economy but did not provide investors with clarity on the Fed's next move.

Core European rates were more stable over the quarter, ending the period modestly higher. Economic growth and industry in Europe continued to exhibit positive momentum, and confidence and sentiment surveys all reflected an optimistic outlook for the region. The European Central Bank ("ECB") continued its tightening stance by raising official rates 25 basis points early in the quarter, and then surprised investors with a greater-than-expected 50 basis point hike on June 9th. Initial fears that this hike was too aggressive were quickly dispelled as data late in the quarter continued to show stronger growth throughout Europe and as inflation statistics came in higher than expected. Japanese interest rates continued to be buffeted during the quarter by conflicting signals about the strength of the

FFTW FUNDS, INC.

  DECEMBER 31, 2000
economy. Stronger production data and evidence of recovery in manufacturing was offset by weak consumption data and a weak equity market. Despite this mixed picture and the lack of significant inflation pressures, the Bank of Japan began to create expectations among market participants that the official policy of zero rates may be coming to an end.

In currency markets, the euro continued its slide relative to both the dollar and the yen during the early part of the quarter. After making a record low of $0.89 in early May, the euro began to rebound modestly, ending the quarter with a period of relative stability at around $0.94. The yen was volatile during the second quarter, reflecting an intervention by the Bank of Japan early in the second quarter which pushed up the yen/dollar to above 109. By quarter-end, the level of the yen had settled back to 105 versus the U.S. dollar, giving investors a volatile ride, but with little net change overall. In non-Treasury sectors, yield spreads relative to Treasuries were stable over the course of the quarter. Swap spreads in the US, increasingly viewed as a benchmark for spread sectors, widened temporarily to 135 basis points but ended the second quarter where they began at 125 basis points over U.S. Treasury Securities. Corporate credits followed suit, including asset-backed securities, while option-adjusted spreads in the mortgage sector fluctuated in a 15 basis point range but ended the period largely unchanged.

The third quarter featured economic data further supporting a slowdown in the US. Weaker economic statistics in key areas such as manufacturing, durable goods orders, and employment all gave credence to the "soft-landing" scenario. Alan Greenspan, in his regular testimony to the US Congress, was optimistic about achieving slower growth. Surprisingly, in the face of much higher oil prices, inflation remained benign, suggesting that pricing power remained weak and higher production costs due to oil would affect corporate profits rather than consumer prices. Because the Federal Reserve was unlikely to tighten monetary policy again in 2000 and with the increasing prospects for a less restrictive fiscal policy, the US yield curve reestablished a more normal upward slope in the intermediate to long end of the curve.

In Europe, economic data including business activity and confidence surveys suggested slower growth as well. However, the continued fall in the value of the euro and increasing inflation were supportive of tighter monetary policy. Responding to these pressures, the ECB raised official interest rates by 25 basis points in late August. Over the course of the quarter, the yield curve flattened, with the long end buoyed by the potential governmental revenue from Universal Mobile Telecommunications Systems auctions. The Japanese economy moved through several phases over the course of 2000, beginning early in the year when the economy looked primed for a rebound, to a period of doubt about the pace of economic restructuring. In the beginning of the third quarter, signs pointed once again to a more optimistic scenario. On August 11th, The Bank of Japan officially ended the zero-rate policy by raising overnight rates to 25 basis points. However, the latter half of the third quarter proved to be inconclusive as economic statistics were weaker than expected on the consumption side and stronger on the production side.

The major story in currency markets in the third quarter was the continued slide in the value of the euro. After rebounding modestly in the second quarter, the euro reached new lows in late September, hitting $0.85 against the dollar and $0.95 relative to the yen. Capital flows out of Europe and the lack of a dynamic economic recovery in Europe continued to put pressure on the euro. The world's major central banks, including the US Federal Reserve, intervened late in the quarter to support the euro which ended the quarter at somewhat higher levels ($0.87 against the dollar.) Adding insult to injury for the euro was the "no" vote in the Denmark EMU referendum, although market reaction to the vote was muted. In non-U.S. Treasury sectors, US swap spreads spiked in August but ended September at 110 basis points over U.S. Treasury securities from a July level of 125 basis points. High grade corporate (single A and above) spreads relative to U.S. Treasuries remained unchanged, but spreads of lower grade credits widened considerably. In Europe, the opposite scenario took place with the credit curve flattening as lower-grade credits outperformed higher grades. In structured credit, ABS and CMBS spreads to U.S. Treasuries and swaps tightened throughout the quarter, while mortgage spreads narrowed only in September.

In the fourth quarter, investors' focus turned from the onset of a weaker economy to the speed of its deterioration. Hopes for the "soft-landing" scenario, which were prevalent in October, turned quickly in November to fears of a hard landing. Economic data deteriorated at an unprecedented pace, and equity markets and spreads on corporate

FFTW FUNDS, INC.

  DECEMBER 31, 2000
bonds, investment-grade and high-yield, suffered. Personal consumption, employment, and the manufacturing sector all slowed appreciably. In addition, GDP growth estimates for 2001 were revised down to below 3% with the belief that inflation may have peaked.

Compounding this negative environment were high-energy prices, the collapse of the NASDAQ equity markets, the U.S. election debacle, and record low temperatures for the months of November and December. Responding to these growing pressures, the Federal Reserve moved from a restrictive bias given inflation concerns in November to a bias towards ease in the December meeting. Not surprisingly, U.S. yields fell dramatically, particularly for shorter maturity securities and the yield curve steepened.

Europe followed the slowing trend in the US over the fourth quarter, while experiencing much less volatility. Despite the softening economic data, the ECB chose to combat rising inflationary expectations and raised rates by 25 bps in October. Economic data in Europe was generally contradictory early in the quarter and indicators in Germany and France were at odds regarding the direction of the economy. The negative message in Germany demonstrated by weak manufacturing indicators was confused by strong leaps in France in employment and business confidence. As the year drew to a close however, most positive signals were drowned out by increasingly negative indicators and fears of a possible US recession.

Equity market weakness and political chaos also dominated the economic scene in Japan, pushing yields lower. Both the Nikkei and TOPIX hit new lows for 2000 during the fourth quarter, prompting a flight to quality, as there was little confidence for future improvement given the coordinated global economic slowdown and sharp declines in the NASDAQ. Prime Minister Mori, although escaping a no-confidence vote in November, was unable to improve his abysmally low approval rating, leading the majority of market participants to believe that his cabinet would be short-lived. The Japanese yield curve briefly flattened in November as domestic life insurance companies moved into 20-30 year bonds as the absolute yield on the more traditional 5-7 year range had become unattractive. However, this flattening reversed in December with the release of weak economic data, led by consumption, and forecasts of GDP growth in Japan in 2001 were revised down to an average of 1.7%.

In currencies, the market finally saw the dollar begin to weaken due to the deteriorating US economy, and the uncertainty over the election outcome. The euro benefited and strengthened by over 5% against the dollar by the end of December. In early November, the ECB bought the euro against the yen and the dollar, surprising the markets by its timing as it came on the back of an already strengthening currency. Japan's economic lethargy and volatile political situation pushed the yen down versus both currencies, ending the quarter down 10% against the euro and 2% against the dollar. With sharp declines in all global equity markets, and accompanying bond rallies, corporate spreads in the US and Europe widened over the course of the quarter with high grade US corporates ending the quarter 185 bps over U.S. Treasuries. Lower-rated credits reached 1990 recession levels with the high yield bond indices widening on average of 200 bps to end December at approximately 900 bps spread over U.S. Treasuries. The mortgage sector suffered from the U.S. Treasury rally as declining interest rates sparked pre-payment concerns. Mortgage valuations were also hurt by a significant increase in option volatility. In December, as mortgage investors chose to hedge their exposures with agencies and swaps as opposed to the increasingly expensive U.S. Treasuries, spreads in these sectors narrowed.

FFTW Funds, Inc.

  Portfolio Reviews - U.S. Portfolios
  DECEMBER 31, 2000

U.S. SHORT-TERM PORTFOLIO
LIMITED DURATION PORTFOLIO

The Portfolios invest in similar type short and intermediate term investments and only differ on a duration basis with the U.S. Short-Term positioned with a shorter portfolio duration and Limited Duration positioned with a somewhat longer portfolio duration.

The Portfolios started off the first quarter with an underweight duration position, an increased allocation to mortgage sector, and a reduction in allocation to the asset-backed securities sector to take advantage of tighter spreads. The duration and mortgage positions detracted from performance, while the asset backs contributed to relative return over the quarter. In the second quarter, a shift was made from a short duration position early in the quarter to a long position mid-quarter, which added to Portfolio returns. The overweight position in the mortgage sector was maintained from the previous quarter and had no significant impact on performance. Despite reducing the Portfolio's allocation to subordinated asset-backed securities, this sector detracted from relative return for the quarter.

During the third quarter, the long duration position had a negative impact on performance. An overweight position in the mortgage sector was a positive contributor to performance as was the increased allocation to asset-backed securities. A long duration position and a yield curve steepening position held in euros contributed positively to fourth quarter performance. In addition, the allocation to asset-backs was increased over the fourth quarter, which had a marginally positive effect on return. Slightly detracting from return was the allocation to Collateralized Mortgage Obligation securities.

FFTW Funds, Inc.

  DECEMBER 31, 2000

MORTGAGE-BACKED PORTFOLIO

In the first quarter, mortgage spreads widened by 50 basis points versus US Treasuries and ended the quarter near the wide spreads of the 1998 emerging market crisis. An overweight in IO's hedged with pass-throughs and Treasuries was maintained during the quarter, which added to incremental performance due to an increase in mortgage rates and a seasonal slowdown in housing turnover. Performance was also enhanced by the decision to reduce longer average life CMBS positions while maintaining a core holding of shorter, higher-yielding securities. Detracting from portfolio performance was an underweight 15-year versus 30-year mortgage position and the use of Treasury hedges in the early part of the quarter.

Current-coupon mortgage spreads traded in a 20 basis point range during the second quarter. Spreads were helped by the ongoing drop in the levels of longer-dated options volatility, but were hindered by persistently wide levels of swap and other credit spreads. Continued economic strength along with home price appreciation helped to maintain historically high levels of housing turnover. Due to a neutral holding in agency mortgage securities, the three basis point tightening in the nominal spreads of current-coupon mortgage pass-throughs had little impact on performance. After enjoying strong performance in May, interest-only securities underperformed in the June rally. Because positions had been cut before the weak performance, the Portfolio gained 6 basis points from agency IO's for the quarter. The Portfolio maintained holdings of commercial mortgage securities, which significantly added to returns as spreads of this higher-yielding sector went largely unchanged for the quarter.

Current coupon mortgage spreads remained stable during the early and mid-third quarter but tightened from a level of 121 bps to 105 bps in September. Spreads narrowed due to signs that the economy was settling into a sustainable rate of growth. Investors emerged believing that the Fed may not need to raise rates in the near future. However, yield spreads were negatively impacted by a continued supply from banks and dealers liquidating their inventory. The decision to sell GNMA pass-throughs in order to purchase FNMA pass-throughs added to performance, as GNMA underperformed its conventional counterpart. A new accounting standard created demand for principal-only securities from mortgage servicers; this negatively impaired IO prices and, consequently, Portfolio performance.

Poor performance in the mortgage sector during the fourth quarter was not surprising given the magnitude of the Treasury market rally. Nominal spreads of FNMA 7% pass-throughs widened by almost 40 basis points during the quarter while 10-year swap spreads tightened by 7 basis points. This underperformance reflected both the 2% increase in longer-dated options volatility along with the threat of a new wave of refinancing caused by lower rates. With mortgage rates having dropped to 7.25% from about 8% at the beginning of the quarter, many of the mortgages that were taken out in the last two years were vulnerable to refinancing. This drop in mortgage rates as well as a spike in volatility especially hurt the IO securities market.

FFTW FUNDS, INC.

  PERFORMANCE - U.S. PORTFOLIOS
  DECEMBER 31, 2000
U.S. SHORT-TERM PORTFOLIO seeks to attain a high level of total return as may be consistent with the preservation of capital and to maintain liquidity by investing primarily in high-quality fixed income securities with an average U.S. dollar-weighted duration of less than one year. U.S. Short-Term is not a money market fund and its shares are not guaranteed by the U.S. Government.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGES IN VALUE OF A $100,000 INVESTMENT
IN U.S. SHORT-TERM PORTFOLIO
AND THE IBC's MONEY FUND REPORT AVERAGES-TM- ALL TAXABLE

                                  IBC'S MONEY
          U.S. SHORT-TERM  FUND REPORT AVERAGES -TM -
             PORTFOLIO            ALL TAXABLE
12/6/89          $100,000                    $100,000
12/31/89         $100,489                    $100,543
3/31/90          $102,487                    $102,462
6/30/90          $104,518                    $104,436
9/30/90          $106,676                    $106,436
12/31/90         $109,039                    $108,415
3/31/91          $110,885                    $110,153
6/30/91          $112,505                    $111,707
9/30/91          $114,378                    $113,220
12/31/91         $116,012                    $114,595
3/31/92          $116,971                    $115,707
6/30/92          $118,063                    $116,726
9/30/92          $119,214                    $117,631
12/31/92         $120,018                    $118,458
3/31/93          $120,957                    $119,259
6/30/93          $121,741                    $120,041
9/30/93          $122,801                    $120,845
12/31/93         $123,480                    $121,661
3/31/94          $124,367                    $122,498
6/30/94          $125,219                    $123,520
9/30/94          $126,703                    $124,753
12/31/94         $128,185                    $126,218
3/31/95          $130,198                    $127,897
6/30/95          $131,956                    $129,663
9/30/95          $133,709                    $131,431
12/31/95         $135,486                    $133,168
3/31/96          $137,136                    $134,799
6/30/96          $138,765                    $136,396
9/30/96          $140,751                    $138,067
12/31/96         $142,893                    $139,757
3/31/97          $144,649                    $141,429
6/30/97          $146,629                    $143,191
9/30/97          $148,618                    $145,014
12/31/97         $150,167                    $146,873
3/31/98          $152,328                    $148,710
6/30/98          $154,332                    $150,574
9/30/98          $157,143                    $152,481
12/31/98         $158,565                    $154,267
3/31/99          $160,283                    $155,942
6/30/99          $161,341                    $157,622
9/30/99          $163,185                    $159,453
12/31/99         $165,315                    $161,431
3/31/00          $167,482                    $163,522
6/30/00          $170,335                    $165,833
9/30/00          $173,370                    $168,340
12/31/00         $176,872                    $170,885

(Past performance is not predictive of future performance.)

      Average Annual Total Return for the periods ended December 31, 2000:

                                               Five             Ten             Since
                             One Year         Years            Years            Inception*
U.S. SHORT-TERM PORTFOLIO      6.99%            5.47%            4.96%            5.28%
IBC's Money Fund Report
  Averages-TM--All Taxable*    5.86%            5.11%            4.64%            4.96%

    * U.S. Short Term Portfolio commenced operations on December 6, 1989. The Portfolio invests in longer term maturities than the benchmark and, therefore, presents greater risks of NAV fluctuation.

        Performance data reflects an expense limitation currently in effect. Without the expense limitation, total returns would have been lower.

        Performance data, for the Portfolio and Index, represents past results and are not indicative of future performance of the Portfolio or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment.

FFTW FUNDS, INC.

  DECEMBER 31, 2000

LIMITED DURATION PORTFOLIO seeks to maintain a stable level of total return as may be coinsistent with the preservation of capital by investing primarily in high-quality debt securities with an average U.S. dollar-weighted duration of less than three years and by using interest rate hedging as a stabilizing technique.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGES IN VALUE OF A $100,000 INVESTMENT
IN LIMITED DURATION PORTFOLIO
AND THE MERRILL LYNCH 1-2.99 YEAR TREASURY INDEX

          LIMITED DURATION  MERRILL LYNCH 1-2.99
             PORTFOLIO      YEAR TREASURY INDEX
7/26/93           $100,000             $100,000
9/30/93           $101,606             $101,223
12/31/93          $101,849             $101,821
3/31/94           $101,367             $101,313
6/30/94           $101,212             $101,397
9/30/94           $102,277             $102,396
12/31/94          $102,146             $102,405
3/31/95           $105,756             $105,840
6/30/95           $109,315             $109,238
9/30/95           $110,737             $110,884
12/31/95          $113,635             $113,668
3/31/96           $114,237             $114,050
6/30/96           $115,440             $115,202
9/30/96           $117,116             $117,101
12/31/96          $119,634             $119,336
3/31/97           $120,654             $120,125
6/30/97           $123,458             $122,772
9/30/97           $126,252             $125,178
12/31/97          $128,170             $127,278
3/31/98           $129,931             $129,148
6/30/98           $132,044             $131,123
9/30/98           $136,012             $135,160
12/31/98          $136,869             $136,184
3/31/99           $138,162             $136,999
6/30/99           $138,231             $137,778
9/30/99           $139,631             $139,515
12/31/99          $140,806             $140,354
3/31/00           $142,695             $142,113
6/30/00           $145,424             $144,552
9/30/00           $148,624             $147,593
12/31/00          $152,807             $151,576

(Past performance is not predictive of future performance.)

      Average Annual Total Return for the periods ended December 31, 2000:

                                                            Five            Since
                                          One Year         Years            Inception*
LIMITED DURATION PORTFOLIO                  8.52%            6.11%            5.86%

Merrill Lynch 1-2.99 Year Treasury Index    8.00%            5.92%            5.75%

    * Limited Duration Portfolio commenced operations on July 26, 1993.

        Performance data reflects an expense limitation currently in effect. Without the expense limitation, total returns would have been lower.

        Performance data, for the Portfolio and Index, represents past results and are not indicative of future performance of the Portfolio or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment.

FFTW FUNDS, INC.

  DECEMBER 31, 2000

MORTGAGE-BACKED PORTFOLIO seeks to attain a high level of total return as may be consistent with the preservation of capital by investing primarily in mortgage-related securities, maintaining an average U.S. dollar-weighted duration in the range of two to six years.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGES IN VALUE OF A $100,000 INVESTMENT IN
MORTGAGE-BACKED PORTFOLIO AND THE LEHMAN
MORTGAGE-BACKED SECURITIES INDEX

          MORTGAGE-BACKED PORTFOLIO  LEHMAN MORTGAGE-BACKED SECURITIES INDEX
4/29/96                    $100,000                                 $100,000
6/30/96                    $101,127                                 $100,742
9/30/96                    $103,620                                 $102,804
12/31/96                   $106,539                                 $105,765
3/31/97                    $107,319                                 $105,894
6/30/97                    $111,580                                 $109,903
9/30/97                    $114,846                                 $113,119
12/31/97                   $117,400                                 $115,796
3/31/98                    $119,395                                 $117,681
6/30/98                    $121,656                                 $119,704
9/30/98                    $125,786                                 $122,879
12/31/98                   $126,115                                 $123,863
3/31/99                    $127,960                                 $125,076
6/30/99                    $126,548                                 $124,510
9/30/99                    $127,268                                 $125,667
12/31/99                   $127,638                                 $126,155
3/31/00                    $130,276                                 $127,888
6/30/00                    $133,149                                 $130,781
9/30/00                    $137,484                                 $135,008
12/31/00                   $142,442                                 $140,242

(Past performance is not predictive of future performance.)

      Average Annual Total Return for the periods ended December 31, 2000:

                                                                        Since
                                                       One Year         Inception*
MORTGAGE-BACKED PORTFOLIO                               11.60%            7.85%

Lehman Mortgage-Backed Securities Index                 11.17%            7.50%

    * Mortgage-Backed Portfolio commenced operations on April 29, 1996.

        Performance data reflects an expense limitation currently in effect. Without the expense limitation, total returns would have been lower.

        Performance data, for the Portfolio and Index, represents past results and are not indicative of future performance of the Portfolio or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment.

FFTW Funds, Inc.

  Portfolio Reviews - Global and International Portfolios
  DECEMBER 31, 2000

GLOBAL TACTICAL EXPOSURE PORTFOLIO
WORLDWIDE PORTFOLIO
WORLDWIDE-HEDGED PORTFOLIO
INTERNATIONAL PORTFOLIO

All of the global and international portfolios invest in similar securities, financial futures contracts, and forward foreign exchange contracts. The main difference among the portfolios relates to positions in the US markets and the currency hedging ratios into the US dollar.

Both European country selection and European duration exposure positively contributed to the Worldwide and International portfolios' performance in the first quarter. The underweight duration position in Japanese bonds was gradually moved to overweight during the first quarter, which had a net negative impact on performance. Currency positions in the euro, pound sterling, and Australian dollar also detracted from performance. The International Portfolio held a modestly underweight dollar bloc duration that added slightly to return. US duration and yield curve positions and a reduction in the allocation to US asset-backed securities had a positive impact on the Worldwide and Worldwide-Hedged Portfolios' performance.

By the end of the second quarter, the long position previously held in European duration was reduced to neutral by mid-quarter and then to underweight in June in anticipation of a flattening yield curve. This position detracted from performance, as did underweighting the US dollar versus the yen and euro. Intra-European country spread and currency positions had little impact on performance. Likewise, Japanese bond duration exposures did little to affect returns during the quarter. The International Portfolio moved from an underweight to an overweight dollar bloc duration position, in June, which added to returns for the quarter. The Worldwide and Worldwide-Hedged Portfolios retained an overweight position in US agencies relative to US Treasuries and an overweight position in 10-year U.S. Treasury notes versus the index. Both positions contributed positively to performance.

The shift from a neutral European duration position at the beginning of the third quarter to an overweight position late in September added to returns. Intra-European country selection and inter-bloc currency positions had a positive impact on performance as well. The short euro versus Swiss franc position detracted from returns, but this was offset by the positive value of the short Swiss franc versus sterling position. While an overweight position in Japanese duration did not significantly affect performance, an allocation to European asset-backed securities did detract from returns as swap spreads widened. The Worldwide and Worldwide-Hedged Portfolios' performance was positively affected by an overweight allocation to US agency securities and a selection of commercial mortgage-backed securities versus traditional Mortgage Backed Securities.

Over the course of the fourth quarter, both the Worldwide and International portfolios moved from an underweight to an overweight euro versus US dollar; this shift had a positive impact on the Portfolios. In addition, a short yen versus dollar allocation late in the quarter added to incremental return. A long duration position in Japan contributed to performance but was offset by a yield curve flattening position in early October. Intra-European country selection positions enhanced returns. The Worldwide and Worldwide-Hedged Portfolios held a long US duration position and a steepening yield curve exposure, both of which contributed to performance. However, a brief overweight in US mortgages and an underweight US versus Germany 30-year bond position detracted from December's performance. Yet, even as the corporate market underperformed U.S. Treasuries, security and sector selection added to the Worldwide and Worldwide-Hedged Portfolios' incremental return.

FFTW Funds, Inc.

  DECEMBER 31, 2000

EMERGING MARKETS PORTFOLIO

Despite increased volatility in most interest rate markets, the emerging markets bond index (EMBI+) spread versus US Treasuries ended the first quarter about where it began. Economic fundamentals continued to improve in major Latin American countries, and bond issuances were well received by investors. An overweight position in Latin America added significantly to returns. In Eastern Europe, Russia was the best performer as the presidential election victory by Mr. Putin in the first round provided the market with a more optimistic outlook for economic reforms and political stability. The added allocation to Russia and Poland and a reduced position in Turkey had a positive impact on performance. A relative overweight allocation to the US dollar versus local Asian currency instruments detracted from portfolio returns.

Emerging market debt underperformed early in the second quarter on a relative basis in response to a weaker US stock market and investors seeking risk reduction, but soon rebounded as softer economic data suggested less aggressive Fed tightening going forward. Among the main countries in the JP Morgan Emerging Market Index, Argentina experienced selling pressure as disappointing growth and continued fiscal deficits caused alarm. The uncertainty of the outcome of the Mexican presidential election gave rise to massive currency hedging of peso investments. As a result, the peso declined materially in value during June. The move to hard currency bonds added to returns as emerging market spreads compressed against US Treasury yields. In addition, the allocation to Europe outperformed relative to Latin American and Asian allocations.

In the third quarter, emerging market spreads tightened considerably in July and August to 635 basis points over U.S. Treasuries, a low not seen since prior to the Russian crisis. This was, in part, due to the spike in the US equity markets as well as the positive technical factors in Mexico, Brazil, and the improving conditions in Russia. This tightening was reversed somewhat in September because of high oil prices, a weak euro, and falling equity levels, but spreads ended the quarter at 677 bps, down from 712 basis points. Due to these factors, the overweight in Europe significantly detracted from returns. The outcome of Mexico's election in July helped Latin America outperform other emerging market regions. Brazil's expected upgrade also buoyed investor's demand, with the exception of Argentina, which was mired down in corruption scandals and unexpected government resignations. More capital reserves and the restructuring of the old Russian loans from before the crises helped to strengthen the Russian economy.

Macro-economic forces dominated the EMBI+ index spread fluctuation versus U.S. Treasuries over the fourth quarter as country specific news took a back seat to the outlook for the asset class as a whole. Although the EMBI+ index spreads ended the quarter wider than October, it was only by 50 basis points to a level of 750 basis points. This was a relatively strong performance compared to US high yield Securities. A continued overweight in Europe negatively impacted returns for the quarter but were partially offset by narrowing spreads in December. Argentina was the singular country that heavily dominated and negatively impacted the emerging market sector. With a rapid political disintegration, hopes eroded for an economic recovery. The implications for its debt serviceability blew spreads out at the end of November. However, the IMF package released in December exceeded expectations, and fears of a ripple effect into other regions subsided.

FFTW FUNDS, INC.

  PERFORMANCE - GLOBAL AND INTERNATIONAL PORTFOLIOS
  DECEMBER 31, 2000
GLOBAL TACTICAL EXPOSURE PORTFOLIO seeks to attain a high level of total return as may be consistent with the preservation of capital by investing primarily in high-quality fixed income securities from bond markets worldwide, denominated in foreign currencies, with an average U.S. dollar-weighted duration of less than eight years and by actively utilizing currency hedging techniques.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISION IN CHANGES IN VALUE OF A $100,000 INVESTMENT IN
GLOBAL TACTICAL EXPOSURE PORTFOLIO AND THE JP MORGAN 3-MONTH
EURODEPOSIT INDEX

          GLOBAL TACTICAL EXPOSURE PORFOLIO  JP MORGAN 3-MONTH EURODEPOSIT INDEX
9/14/95                            $100,000                             $100,000
9/30/95                             $99,563                             $100,220
12/31/95                           $103,804                             $101,771
3/31/96                            $103,380                             $103,182
6/30/96                            $104,705                             $104,602
9/30/96                            $105,768                             $106,158
12/31/96                           $107,104                             $107,694
3/31/97                            $110,902                             $109,176
6/30/97                            $111,760                             $110,833
9/30/97                            $115,001                             $112,481
12/31/97                           $116,502                             $114,154
3/31/98                            $117,284                             $115,794
6/30/98                            $120,161                             $117,447
9/30/98                            $123,413                             $119,241
12/31/98                           $126,034                             $120,798
3/31/99                            $126,818                             $122,350
6/30/99                            $128,172                             $123,849
9/30/99                            $129,379                             $125,404
12/31/99                           $129,691                             $127,535
3/31/00                            $128,115                             $129,483
6/30/00                            $129,138                             $131,566
9/30/00                            $131,900                             $133,802
12/31/00                           $135,860                             $136,198

(Past performance is not predictive of future performance.)

      Average Annual Total Return for the periods ended December 31, 2000:

                                                              Five      Since
                                                  One Year    Year      Inception*
GLOBAL TACTICAL EXPOSURE PORTFOLIO                  4.76%      5.52%      5.95%

JP Morgan 3-Month Eurodeposit Index                 6.79%      5.99%      6.00%

    * The Portfolio redeemed all of its assets on December 30, 1994, and began selling shares again on September 14, 1995. The total return (on an annualized basis) from its original inception of March 25, 1993 through December 30, 1994, was 5.39%, versus the JP Morgan 3-Month Eurodeposit Index, which had an annualized return of 4.05% for the same period. The return stated is for the period commencing
      September 14, 1995.

Performance data reflects an expense limitation currently in effect. Without the expense limitation total returns would have been lower.

Performance data, for the Portfolio and Index, represents past results and are not indicative of future performance of the Portfolio or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment.

FFTW FUNDS, INC.

  DECEMBER 31, 2000

WORLDWIDE PORTFOLIO seeks to attain a high level of total return as may be consistent with the preservation of capital by investing primarily in high-quality fixed income securities from bond markets worldwide, denominated in both U.S. dollars and foreign currencies, with an average U.S. dollar-weighted duration of less than eight years.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGES IN VALUE OF A $100,000 INVESTMENT IN WORLDWIDE PORTFOLIO, JP MORGAN GLOBAL GOVERNMENT BOND INDEX (UNHEDGED)
AND THE LEHMAN BROTHERS GLOBAL AGGREGATE INDEX (UNHEDGED)

                               JP MORGAN GLOBAL GOVERNMENT    LEHMAN BROTHERS GLOBAL
          WORLDWIDE PORTFOLIO     BOND INDEX (UNHEDGED)     AGGREGATE INDEX (UNHEDGED)
4/15/92               100,000                      100,000                     100,000
6/30/92               102,026                      105,500                     105,517
9/30/92               106,602                      110,578                     110,358
12/31/92              109,591                      106,901                     108,048
3/31/93               115,481                      112,170                     112,848
6/30/93               120,381                      115,023                     115,839
9/30/93               125,952                      119,730                     119,863
12/31/93              126,973                      120,009                     120,009
3/31/94               122,213                      119,253                     118,444
6/30/94               121,395                      119,575                     118,285
9/30/94               123,844                      120,975                     119,665
12/31/94              124,118                      121,521                     120,275
3/31/95               128,481                      133,648                     130,024
6/30/95               133,714                      140,426                     137,059
9/30/95               133,825                      140,250                     138,539
12/31/95              139,734                      144,987                     143,913
3/31/96               137,514                      142,447                     141,621
6/30/96               138,612                      143,298                     142,761
9/30/96               142,646                      147,354                     146,486
12/31/96              147,791                      151,353                     150,980
3/31/97               143,256                      145,437                     146,461
6/30/97               147,089                      149,723                     150,995
9/30/97               150,822                      152,298                     154,413
12/31/97              152,126                      153,497                     156,687
3/31/98               152,918                      155,002                     158,632
6/30/98               157,131                      158,509                     162,030
9/30/98               171,043                      171,849                     174,297
12/31/98              175,825                      176,979                     178,189
3/31/99               169,272                      170,089                     172,429
6/30/99               163,327                      164,256                     167,280
9/30/99               168,326                      170,729                     171,670
12/31/99              166,370                      168,006                     168,968
3/31/00               166,167                      168,642                     169,078
6/30/00               166,033                      168,711                     169,921
9/30/00               164,407                      164,537                     167,950
12/31/00              171,790                      171,919                     174,335

(Past performance is not predictive of future performance.)

      Average Annual Total Return for the periods ended December 31, 2000:

                                                            Five            Since
                                          One Year         Years            Inception*
WORLDWIDE PORTFOLIO                         3.26%            4.21%            6.40%
Lehman Brothers Global Aggregate Index
  (Unhedged)                                3.18%            3.91%            6.58%
JP Morgan Global Government Bond Index
  (Unhedged)**                              2.33%            3.46%            6.41%

     * Worldwide Portfolio commenced operations on April 15, 1992.
    ** Effective March 31, 2000, the Worldwide Portfolio changed its performance benchmark to Lehman Brothers Global Aggregate Index (Unhedged) because the new index better reflects the relative weighting of U.S. and Japanese securities, and government and non-government securities, in the Portfolio. The Lehman Brothers Global Aggregate Index commenced
       January 31, 1999.

Performance data reflects an expense limitation currently in effect. Without the expense limitation total returns would have been lower.

Performance data, for the Portfolio and Index, represents past results and are not indicative of future performance of the Portfolio or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment.

FFTW FUNDS, INC.

  DECEMBER 31, 2000

WORLDWIDE-HEDGED PORTFOLIO seeks to attain a high level of total return as may be consistent with the preservation of capital by investing primarily in high-quality fixed income securities from bond markets worldwide, denominated in both U.S. dollars and foreign currencies, with an average U.S. dollar-weighted duration of less than eight years and by actively utilizing currency hedging techniques.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGES IN VALUE OF A $100,000 INVESTMENT IN
WORLDWIDE-HEDGED PORTFOLIO, CUSTOMIZED WORLDWIDE-HEDGED BENCHMARK
AND LEHMAN BROTHERS GLOBAL AGGREGATE INDEX (HEDGED)

          WORLDWIDE-HEDGED  CUSTOMIZED WORLDWIDE-    LEHMAN BROTHERS GLOBAL
             PORTFOLIO         HEDGED BENCHMARK     AGGREGATE INDEX (HEDGED)
5/19/92            100,000                 100,000                   100,000
6/30/92            101,052                 100,579                   101,525
9/30/92            105,737                 103,665                   104,838
12/31/92           105,847                 105,147                   106,058
3/31/93            111,055                 108,938                   109,925
6/30/93            113,788                 111,839                   112,788
9/30/93            118,782                 115,551                   116,230
12/31/93           119,489                 117,942                   118,124
3/31/94            114,731                 114,201                   114,485
6/30/94            116,049                 111,921                   112,549
9/30/94            128,188                 113,907                   112,931
12/31/94           128,853                 115,245                   114,000
3/31/95            130,905                 116,778                   119,390
6/30/95            132,853                 118,391                   125,857
9/30/95            135,368                 121,868                   129,232
12/31/95           143,017                 127,094                   134,700
3/31/96            142,899                 126,807                   133,886
6/30/96            145,794                 129,180                   135,903
9/30/96            150,829                 133,430                   139,782
12/31/96           157,367                 138,082                   144,451
3/31/97            159,115                 138,903                   144,899
6/30/97            164,219                 143,563                   149,952
9/30/97            172,119                 148,636                   155,017
12/31/97           177,188                 153,093                   159,315
3/31/98            180,367                 156,917                   162,850
6/30/98            185,556                 160,806                   166,618
9/30/98            196,055                 169,746                   174,399
12/31/98           197,614                 170,576                   175,274
3/31/99            197,853                 171,554                   176,606
6/30/99            196,121                 170,183                   175,305
9/30/99            196,163                 170,880                   175,755
12/31/99           197,232                 171,821                   176,653
3/31/00            201,540                 176,578                   180,378
6/30/00            204,375                 179,613                   183,254
9/30/00            209,669                 183,010                   187,539
12/31/00           218,506                 190,650                   194,886

(Past performance is not predictive of future performance.)

      Average Annual Total Return for the periods ended December 31, 2000:

                                                            Five            Since
                                          One Year         Years            Inception*
WORLDWIDE-HEDGED PORTFOLIO                 10.79%            8.84%            9.48%
Lehman Brothers Global Aggregate Index
  (Hedged)                                 10.32%            7.66%            8.07%
Customized Worldwide-Hedged Benchmark**    10.96%            8.44%            7.77%

     * Worldwide-Hedged Portfolio commenced operations on May 19, 1992.
    ** Effective March 31, 2000, the Worldwide-Hedged Portfolio changed its performance benchmark to Lehman Brothers Global Aggregate Index (Hedged) because the new index better reflects the relative weighting of U.S. and Japanese securities, and government and non-government securities, in the Portfolio. The Lehman Brothers Global Aggregate Index commenced January 31, 1999.

Performance data reflects an expense limitation currently in effect. Without the expense limitation total returns would have been lower.

Performance data, for the Portfolio and Index, represents past results and are not indicative of future performance of the Portfolio or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment.

FFTW FUNDS, INC.

  DECEMBER 31, 2000

INTERNATIONAL PORTFOLIO seeks to attain a high level of total return as may be consistent with the preservation of capital by investing primarily in high-quality fixed income securities from bond markets worldwide, denominated in foreign currencies, with an average U.S. dollar-weighted duration of less than eight years.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGES IN VALUE OF A $100,000 INVESTMENT IN
INTERNATIONAL PORTFOLIO AND JP MORGAN GLOBAL GOVERNMENT
BOND INDEX (NON-U.S. UNHEDGED)

                           JP MORGAN GLOBAL
          INTERNATIONAL  GOVERNMENT BOND INDEX
            PORTFOLIO     (NON-U.S. UNHEDGED)
5/9/96         $100,000               $100,000
6/30/96         $99,822               $100,650
9/30/96        $103,127               $104,213
12/31/96       $106,662               $107,023
3/31/97        $101,061               $100,806
6/30/97        $103,467               $103,389
9/30/97        $106,224               $103,971
12/31/97       $106,209               $102,991
3/31/98        $106,220               $103,675
6/30/98        $108,780               $105,743
9/30/98        $120,119               $116,276
12/31/98       $125,700               $121,833
3/31/99        $119,062               $115,798
6/30/99        $114,995               $110,461
9/30/99        $119,264               $116,589
12/31/99       $117,730               $114,299
3/31/00        $116,850               $112,893
6/30/00        $115,865               $112,135
9/30/00        $110,806               $106,996
12/31/00       $116,580               $111,460

(Past performance is not predictive of future performance.)

      Average Annual Total Return for the periods ended December 31, 2000:

                                                                        Since
                                                       One Year         Inception*
INTERNATIONAL PORTFOLIO                                 (0.98%)           3.35%

JP Morgan Global Government Bond Index (Non-U.S.
  Unhedged)                                             (2.48%)           2.36%

    * International Portfolio commenced operations on May 9, 1996.

Performance data reflects an expense limitation currently in effect. Without the expense limitation total returns would have been lower.

Performance data, for the Portfolio and Index, represents past results and are not indicative of future performance of the Portfolio or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment.

FFTW FUNDS, INC.

  DECEMBER 31, 2000

EMERGING MARKETS PORTFOLIO seeks to attain a high level of total return as may be consistent with the preservation of capital by investing primarily in fixed income securities from bond markets in emerging markets countries, denominated in local currencies or currencies of OECD countries, with an average U.S. dollar-weighted duration of less than eight years.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

COMPARISON OF CHANGE IN VALUE OF A $100,000 INVESTMENT IN
EMERGING MARKETS PORTFOLIO, CUSTOMIZED EMERGING MARKETS BENCHMARK, JPM EMERGING MARKETS GLOBAL CONSTRAINED AND THE JP MORGAN GLOBAL EMBI

          EMERGING MARKETS  CUSTOMIZED EMERGING  JPM EMERGING MARKETS  JPM MORGAN
             PORTFOLIO       MARKETS BENCHMARK    GLOBAL CONSTRAINED   GLOBAL EMBI
8/12/97            100,000              100,000               100,000      100,000
9/30/97            100,412               99,869               102,787      102,702
12/31/97            98,805               94,544                97,653       98,053
3/31/98            102,886               98,605               102,983      103,425
6/30/98             97,534               95,231                98,049       97,987
9/30/98             74,642               89,585                79,690       77,799
12/31/98            88,429               99,383                89,728       86,733
3/31/99             88,734              102,171                94,015       91,267
6/30/99             90,699              108,077                97,076       95,406
9/30/99             92,680              108,597                98,186       96,829
12/31/99            98,800              117,161               107,278      107,704
3/31/00            102,423              123,332               112,797      114,782
6/30/00            103,832              123,250               112,995      115,190
9/30/00            107,593              125,871               118,661      120,936
12/31/00           110,070              127,884               120,881      123,223

(Past performance is not predictive of future performance.)

      Average Annual Total Return for the period ended December 31, 2000:

                                                                        Since
                                                       One Year         Inception*
EMERGING MARKETS PORTFOLIO                              11.41%            2.87%
JP Morgan Global Emerging Markets Bond Index            14.41%            6.35%
Customized Emerging Markets Benchmark**                  9.15%            7.52%
JP Morgan Emerging Markets Global Constrained**         12.68%            5.75%

     * Emerging Markets Portfolio commenced operations on August 12, 1997. ** Effective October 1, 2000, the Emerging Markets Portfolio changed its performance benchmark index from the JP Morgan Emerging Markets Index Global Constrained to the JP Morgan Emerging Markets Bond Index Global to better reflect the investment strategy of the Portfolio. Prior to October 1, 2000, the Emerging Markets Portfolio used as its benchmark index a Constructed Benchmark which consisted of 60% JP Emerging Local Markets Index Plus and 40% JP Morgan Emerging Markets Bong Index Plus.

Performance data reflects an expense limitation currently in effect. Without the expense limitation total returns would have been lower.

Performance data, for the Portfolio and Index, represents past results and are not indicative of future performance of the Portfolio or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment.

FFTW Funds, Inc.

  Market Outlook
  DECEMBER 31, 2000

In the US, the economy is weakening very quickly. The Federal Reserve showed its concern by surprising the market with a 50 basis points easing in the first week of January. Fed Funds and eurodollar futures have priced in a further 75-100 basis points ease by the Federal Reserve by mid-2001. If, as many market participants are coming to believe, we are skirting with recession, the full extent of Federal Reserve easing will be larger than is currently discounted. With regard to currencies, the dollar's strengthening trend has reversed, and it should continue to soften relative to the undervalued euro.

European growth has slowed but not to the extent of the US. Short-dated maturities have taken out all of the prospects for future rate hikes and are now pricing in an ease by mid-2001. Bonds are now expensive in Europe, but the momentum is still for yields to fall in the current environment. The real question on investors' minds is how closely the European market will follow the behavior of the US, and with global indicators demonstrating a coordinated slowdown, is there capacity for growth.

The current environment in Japan is bleak. Expensive nominal yields are expected to persist for a while longer given equity market weakness and global economic slowing. A likely scenario has 10 year JGB's in the 1.5-2.0% range with the long end of the yield curve underperforming. With no immediate resolution to Japan's political quagmire, the yen's descent is expected to continue.

In summary, we believe that:

- US credit sectors will improve.

- Treasury volatility will continue to put pressure on mortgage securities.

- The euro will continue to strengthen relative to the yen and dollar.

- Despite the softening economy, historically wide spread levels should create attractive investment opportunities.

THE VIEWS EXPRESSED HEREIN REFLECT THOSE OF THE FUNDS' ADVISERS, AND MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AS INDICATION OF ANY FUNDS' TRADING INTENT. ALSO, EACH OF THE PORTFOLIOS' HOLDINGS IS CURRENT AS OF THE DATE OF THE REPORT, BUT MAY CHANGE IN THE FUTURE.

FFTW FUNDS, INC.

  U.S. SHORT-TERM PORTFOLIO - SCHEDULE OF INVESTMENTS
  DECEMBER 31, 2000

                                COUPON                 FACE
                                 RATE    MATURITY     AMOUNT        VALUE
-----------------------------------------------------------------------------

ASSET-BACKED SECURITIES - 83.3%
Aames Mortgage Trust, Ser.
 1998-B, Class A1A (FRN)        6.816%  06/15/2028  $ 1,620,660  $  1,617,210
Advanta Equipment Receivables
 Trust, Ser. 2000-1, Class A3   7.405%  02/15/2007    7,000,000     7,196,000
Advanta Mortgage Loan Trust,
 Ser. 1999-2, Class A1 (FRN)    6.788%  05/25/2029    2,108,653     2,108,421
Aerco Ltd., Ser. 2A, Class A3
 (FRN) - 144A+                  7.086%  07/15/2025   11,000,000    11,009,350
Amresco Residential Securities
 Mortgage Loan Trust, Ser.
 1998-2, Class A8 (FRN)         6.806%  05/25/2028      823,613       823,394
AT&T Universal Card Master
 Trust, Ser. 1996-1, Class A
 (FRN)                          6.896%  04/17/2003   15,000,000    14,996,700
Banc One Home Equity Trust,
 Ser. 1999-1, Class A1          6.060%  01/25/2012    3,346,115     3,327,477
BankBoston Home Equity Loan
 Trust, Ser. 1998-2, Class A1   6.280%  11/25/2010      948,202       944,001
Bayview Financial Acquisition
 Trust, Ser. 2000-B, Class M1
 (FRN) - 144A+#                 7.230%  04/25/2030   10,149,543    10,147,957
Block Mortgage Finance Inc.,
 Ser. 1997-2, Class A6 (FRN)    6.820%  05/25/2027      606,435       606,211
Carco Auto Loan Master Trust,
 Ser. 2000-A, Class A (FRN)     6.623%  03/15/2005    4,800,000     4,804,512
CIT Equipment Collateral, Ser.
 2000-1, Class A3 (FRN)         6.749%  01/20/2004   16,000,000    16,016,944
CIT Marine Trust, Ser. 1999-A,
 Class A2                       5.800%  04/15/2010    4,500,000     4,466,655
Citibank Credit Card Master
 Trust I, Ser. 1996-1, Class A  0.000%  02/07/2003   17,000,000    16,884,400
CNH Equipment Trust, Ser.
 2000-B, Class A2               6.870%  02/15/2004   15,000,000    15,091,005
Contimortgage Home Equity Loan
 Trust, Ser. 1996-1, Class A8
 (FRN)                          6.991%  03/15/2027      366,769       367,405
Contimortgage Home Equity Loan
 Trust, Ser. 1999-3, Class A1   6.420%  04/25/2014    2,452,630     2,441,789
Countrywide Home Equity, Ser.
 1999-A, Class CTFS (FRN)       6.843%  04/15/2025   10,432,539    10,451,944
Discover Card Master Trust I,
 Ser. 1996-2, Class A (FRN)     6.871%  07/18/2005   14,000,000    14,036,162
Felco Funding II LLC, Ser.
 2000-1, Class A3 - 144A+#      7.585%  06/15/2004   17,000,000    17,451,690
First USA Credit Card Master
 Trust, Ser 1996-2, Class B
 (FRN)                          6.950%  02/10/2006    7,300,000     7,290,656
HFC Revolving Home Equity Loan
 Trust, Ser. 1996-1, Class A
 (FRN)                          6.851%  07/20/2017    3,797,118     3,793,207
Household Automotive Trust IV,
 Ser. 2000-1, Class A2          6.850%  03/17/2003    7,727,962     7,749,291
Ikon Receivables LLC, Ser.
 1999-1, Class A3               5.990%  05/15/2005   13,254,445    13,327,079
Leaf Master Trust I, Ser.
 1999-1, Class A1 (FRN) -
 144A+#                         7.020%  11/15/2004    9,000,000     9,008,438
MBNA Master Credit Card Trust,
 Ser. 1996-D, Class B (FRN)     6.941%  09/15/2003    5,000,000     5,001,350
Merrill Lynch Mortgage
 Investors, Inc., Ser.
 1998-FF1, Class A (FRN)        6.801%  01/20/2028      369,241       369,056
Metris Master Trust, Ser.
 1998-1A, Class B (FRN) -
 144A+#                         7.059%  08/20/2005    5,000,000     4,991,406
Metris Master Trust, Ser.
 2000-2, Class A (FRN)          6.840%  01/22/2007   12,000,000    12,021,720
MMCA Automobile Trust, Ser.
 2000-2, Class B                7.420%  08/15/2005    4,669,500     4,838,405
Onyx Acceptance Auto Trust,
 Ser. 2000-C, Class A2          7.050%  05/15/2003   13,000,000    13,101,790
Providian Home Equity Loan
 Trust, Ser. 1999-1, Class A
 (FRN)                          6.900%  06/25/2025    8,682,060     8,685,185
Rental Car Finance Corp., Ser.
 1997-1, Class A1 - 144A+#      6.250%  06/25/2003    3,883,333     3,883,065
Standard Credit Card Master
 Trust, Ser. 1994-4, Class A    8.250%  11/07/2003    6,000,000     6,104,580

FFTW FUNDS, INC.

  DECEMBER 31, 2000

                                COUPON                 FACE
                                 RATE    MATURITY     AMOUNT        VALUE
-----------------------------------------------------------------------------

ASSET-BACKED SECURITIES (CONTINUED)
Textron Financial Corporation,
 Ser. 2000-B, Class A2 - 144A+  6.890%  04/15/2005  $15,000,000  $ 15,032,813
Toyota Auto Receivables Owner
 Trust, Ser. 2000-A, Class A2   7.120%  12/15/2002   10,000,000    10,053,700
WFS Financial Owner Trust,
 Ser. 2000-C, Class A2          7.010%  08/20/2003   10,000,000    10,068,790
World Omni Automobile Lease,
 Ser. 1998-A, Class A4 (FRN)    7.201%  12/15/2004   19,000,000    19,015,200
                                                                 ------------
   Total (Cost - $307,144,943)                                    309,124,958
                                                                 ------------

COLLATERALIZED MORTGAGE OBLIGATIONS (NON-AGENCY) (CMOS) - 14.4%
Navistar Financial Corp.
 Owners Trust, Ser. 2000-B      6.660%  10/15/2003   15,000,000    15,057,422
Norwest Integrated Structured
 Assets, Inc., Ser. 1999-2,
 Class 1A1 (FRN)                7.051%  09/25/2029   14,411,115    14,406,936
Residential Accredit Loans,
 Inc., Ser. 1998-QS2, Class A4
 (FRN)                          7.210%  02/25/2028    3,299,425     3,305,990
Residential Asset
 Securitization Trust, Ser.
 1997-A4, Class A9 (FRN)        7.025%  06/25/2027      160,912       160,937
Residential Asset
 Securitization Trust, Ser.
 1998-A5, Class A2              6.750%  06/25/2028    5,227,925     5,202,255
Santa Barbara Funding II, Ser.
 A, Class 1 (FRN)               6.838%  03/20/2018      130,909       130,448
Superannuation Members Home
 Loans Global, Ser. 1A, Class
 A2 (FRN) - 144A+               6.915%  06/15/2026   15,000,000    15,002,250
                                                                 ------------
   Total (Cost - $53,259,619)                                      53,266,238
                                                                 ------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS - 4.6%
FHLMC, Ser. 1587, Class EZ      5.750%  05/15/2007      234,266       233,638
FHLMC, Ser. 1727, Class E       6.500%  04/15/2018    3,740,243     3,731,379
FHLMC, Ser. 1781, Class E       5.750%  11/15/2022    7,610,678     7,573,523
FHLMC, Ser. T-19, Class A
 (FRN)                          6.780%  02/25/2029    3,110,284     3,106,147
FNMA, Ser. 1993-196, Class E    5.500%  02/25/2007      171,401       170,644
FNMA, Ser. 1993-54, Class FK
 (FRN)                          7.256%  04/25/2021    1,355,349     1,361,882
GNMA, Ser. 1996-19, Class C     7.500%  03/20/2022      832,162       829,651
                                                                 ------------
   Total (Cost - $16,999,403)                                      17,006,864
                                                                 ------------

FFTW FUNDS, INC.

  DECEMBER 31, 2000

                                COUPON                 FACE
                                 RATE    MATURITY     AMOUNT        VALUE
-----------------------------------------------------------------------------
U.S. GOVERNMENT TREASURY OBLIGATION - 0.6%
U.S. Treasury Bill@*
 (Cost - $2,206,336)            6.075%  04/26/2001  $ 2,250,000  $  2,210,171
                                                                 ------------
TOTAL INVESTMENTS - 102.9%
(COST - $379,610,301)                                             381,608,231
                                                                 ------------
LIABILITIES, NET OF OTHER
ASSETS - (2.9%)                                                   (10,741,040)
                                                                 ------------
NET ASSETS - 100.0%                                              $370,867,191
                                                                 ============

Summary of Abbreviations
------------------------
-----------------------------------------------------------------------------
FHLMC  Federal Home Loan Mortgage Corp.
FNMA   Federal National Mortgage Association
FRN    Floating Rate Note
GNMA   Government National Mortgage Association

+ Security exempt from registration under Rule 144A or Section 4(2) of Securities Act of 1933. This security may only be sold in transactions exempt from registration, normally to qualified institutional buyers, and may be considered illiquid. At December 31, 2000, these securities were valued at $86,526,969 or 23.3% of net assets. Unless otherwise noted, these securities have not been deemed to be liquid by the Board of Directors.
# These 144A securities have been deemed to be liquid by the Board of Directors.
@ Security, or a portion thereof, is held in a margin account as collateral for open financial futures contracts.
*    Interest rate shown represents yield to maturity at date of purchase.

See Notes to Financial Statements.

FFTW FUNDS, INC.

  LIMITED DURATION PORTFOLIO - SCHEDULE OF INVESTMENTS
  DECEMBER 31, 2000

                                COUPON                  FACE
                                 RATE     MATURITY     AMOUNT        VALUE
-----------------------------------------------------------------------------

LONG-TERM INVESTMENTS - 94.2%

ASSET-BACKED SECURITIES - 38.2%
Aames Mortgage Trust,
 Ser. 1998-B, Class A1A (FRN)    6.816%  06/15/2028  $    77,174  $    77,010
Advanta Equipment Receivables
 Trust, Ser. 2000-1, Class A3    7.405%  02/15/2007    3,000,000    3,084,000
Advanta Mortgage Loan Trust,
 Ser. 1998-1, Class A6           6.430%  03/25/2028    2,500,000    2,491,930
Advanta Mortgage Loan Trust,
 Ser. 1998-2, Class A13          6.360%  01/25/2025    3,000,000    2,967,858
Arcadia Automobile Receivables
 Trust, Ser. 1998-B, Class A5    6.060%  06/15/2006    3,000,000    3,012,000
Centex Home Equity,
 Ser. 2000-C, Class A4           7.720%  05/25/2029    2,500,000    2,577,677
CIT Marine Trust,
 Ser. 1999-A, Class A2           5.800%  04/15/2010    1,250,000    1,240,737
Contimortgage Home Equity Loan
 Trust, Ser. 1998-3,
 Class A10                       5.840%  05/15/2016      875,224      871,385
Felco Funding II LLC,
 Ser. 2000-1, Class A3 - 144A+   7.585%  06/15/2004    4,000,000    4,106,280
Green Tree Home Equity Loan
 Trust, Ser. 1998-A, Class A2    6.040%  06/15/2029       74,316       74,305
GRMT II LLC, Ser. 2000-1A,
 Class AF2, Stepped Rate Bond    7.409%  06/20/2032    3,000,000    3,050,156
Ikon Receivables LLC,
 Ser. 1999-1, Class A4           6.230%  05/25/2008    3,000,000    3,007,140
MMCA Automobile Trust,
 Ser. 2000-2, Class B            7.420%  08/15/2005    3,000,000    3,108,516
Rental Car Finance Corp.,
 Ser. 1997-1, Class A1 - 144A+   6.250%  06/25/2003      500,000      499,965
Saxon Asset Securities Trust,
 Ser. 1998-1, Class MF1          7.050%  12/25/2027    2,000,000    2,003,380
Sears Credit Account Master
 Trust, Ser. 1999-2, Class A     6.350%  02/16/2007    3,000,000    3,025,560
Structured Asset Securities
 Corp., Ser. 1998-4, Class B
 (FRN)                           8.270%  06/25/2025    2,000,000    2,001,840
                                                                  -----------
   Total (Cost - $36,530,831)                                      37,199,739
                                                                  -----------

COLLATERALIZED MORTGAGE OBLIGATIONS (NON-AGENCY) (CMOS) - 4.1%
Norwest Asset Securities
 Corp., Ser. 1999-16,
 Class A1
 (Cost - $3,953,281)             6.000%  06/25/2029    4,000,000    3,970,080
                                                                  -----------

U.S. GOVERNMENT AGENCY AND TREASURY OBLIGATIONS - 26.0%
FHLMC Global Bond                5.750%  07/15/2003    2,600,000    2,609,664
FNMA Global Bond                 6.375%  10/15/2002   12,400,000   12,560,679
U.S. Treasury Bond              11.875%  11/15/2003    2,800,000    3,289,454
U.S. Treasury Note               5.625%  11/30/2002    3,300,000    3,327,070
U.S. Treasury Note               6.000%  08/15/2004    3,500,000    3,599,862
                                                                  -----------
   Total (Cost - $24,912,139)                                      25,386,729
                                                                  -----------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS - 25.9%
FHLMC Pool #292264               6.500%  12/01/2002       17,160       17,044
FHLMC Pool #B00462               9.500%  03/01/2002      282,772      285,429
FHLMC, Ser. 1873, Class C        7.000%  06/15/2008      282,065      281,868
FHLMC, Ser. 2034, Class PC       6.000%  11/15/2018    5,300,000    5,281,821
FNMA, Ser. 1992-177, Class CB    7.500%  02/25/2021    5,207,000    5,243,767
FNMA, Ser. 1993-35, Class G      6.500%  07/25/2006    2,628,187    2,619,015

FFTW FUNDS, INC.

  DECEMBER 31, 2000

                                COUPON                  FACE
                                 RATE     MATURITY     AMOUNT        VALUE
-----------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FNMA, Ser. 1994-13, Class PE     5.800%  12/25/2006  $   361,658  $   360,020
FNMA, Ser. 1996-70, Class PD     6.250%  07/25/2018    5,525,695    5,500,387
FNMA, Ser. 1997-39, Class PB     7.250%  01/20/2019    2,184,170    2,184,126
GNMA, Ser. 1998-23, Class VA     5.500%  09/20/2004    3,009,220    2,964,202
Vendee Mortgage Trust,
 Ser. 1998-1, Class 2A           7.000%  11/15/2014      555,747      555,386
                                                                  -----------
   Total (Cost - $25,240,920)                                      25,293,065
                                                                  -----------
   Total Long-Term Investments
    (Cost - $90,637,171)                                           91,849,613
                                                                  -----------

SHORT-TERM INVESTMENTS - 4.0%
Rabo Bank - Yankee CD            6.825%  08/28/2001    2,500,000    2,499,600
San Paolo Imi US Financial Co.
 CP*                             6.628%  01/24/2001    1,000,000      995,471
U.S. Treasury Bill@*             6.075%  04/26/2001      400,000      392,920
                                                                  -----------
   Total (Cost - $3,887,319)                                        3,887,991
                                                                  -----------
TOTAL INVESTMENTS - 98.2%
(COST - $94,524,490)                                               95,737,604
                                                                  -----------
OTHER ASSETS, NET OF
LIABILITIES - 1.8%                                                  1,746,518
                                                                  -----------
NET ASSETS - 100.0%                                               $97,484,122
                                                                  ===========

Summary of Abbreviations
------------------------
CP         Commercial Paper
FHLMC      Federal Home Loan Mortgage Corp.
FNMA       Federal National Mortgage Association
FRN        Floating Rate Note
GNMA       Government National Mortgage Association
Vendee     Veterans Administration
           U.S. dollar denominated certificates of deposit issued by
Yankee CD  non-U.S. banks in the U.S.

+ Security exempt from registration under Rule 144A or Section 4(2) of Securities Act of 1933. This security may only be sold in transactions exempt from registration, normally to qualified institutional buyers, and may be considered illiquid. At December 31, 2000, these securities were valued at $4,606,245, or 4.7% of net assets.
*    Interest rate shown represents yield to maturity at date of purchase.
@ Security, or a portion thereof, is held in a margin account as collateral for open financial futures contracts.

See Notes to Financial Statements.

FFTW FUNDS, INC.

  MORTGAGE-BACKED PORTFOLIO - SCHEDULE OF INVESTMENTS
  DECEMBER 31, 2000

                                     COUPON                       FACE
                                      RATE          MATURITY     AMOUNT         VALUE
------------------------------------------------------------------------------------------

LONG-TERM INVESTMENTS - 151.8%

ASSET-BACKED SECURITIES - 18.2%
Advanta Mortgage Loan Trust,
 Ser. 1997-1, Class B1A (FRN)        7.638%        05/25/2027  $ 2,105,548  $    2,078,481
Aerco Ltd., Ser. 2A, Class A3
 (FRN) - 144A+                       7.086%        07/15/2025    3,000,000       3,002,550
American Residential Eagle
 Certificate Trust, Ser.
 1998-1, Class M1 (FRN)              7.320%        05/25/2028    6,000,000       6,018,954
CIT Group Home Equity Loan
 Trust, Ser. 1998-1, Class M1        6.440%        11/15/2027    4,000,000       3,930,480
Deutsche Floorplan Receivables
 Master Trust, Ser. 2000-1,
 Class C (FRN)                       7.651%        04/15/2005    4,750,000       4,757,457
EQCC Home Equity Loan Trust,
 Ser. 1997-3, Class A7               6.930%        02/15/2029   10,700,000      10,700,503
MMCA Automobile Trust, Ser.
 2000-2, Class B                     7.420%        08/15/2005    3,000,000       3,108,516
Saxon Asset Securities Trust,
 Ser. 1998-1, Class MF1              7.050%        12/25/2027    3,696,000       3,702,246
Saxon Asset Securities Trust,
 Ser. 1998-2, Class MF1              6.690%        11/01/2005    6,691,000       6,594,643
Structured Asset Securities
 Corp., Ser. 1998-4, Class B
 (FRN)                               8.270%        06/25/2025    2,500,000       2,502,300
Tribeca Mortgage Fund I, Ser.
 1999-1, Class A1 (FRN) -
 144A+                               7.261%        02/18/2004   10,000,000       9,990,000
Westpac Securitisation Trust,
 Ser. 1998-1G, Class A (FRN)         6.423%        07/19/2029    4,823,863       4,816,849
                                                                            --------------
   Total (Cost - $61,315,563)                                                   61,202,979
                                                                            --------------

COLLATERALIZED MORTGAGE OBLIGATIONS (AGENCY) (CMOS) - 12.7%
FHLMC, Ser. 1506, Class FD
 (FRN)                               7.688%        05/15/2008    2,782,215       2,808,671
FHLMC, Ser. 1511, Class L            6.000%        05/15/2008    6,229,228       6,072,438
FHLMC, Ser. 1614, Class K            10.000%       06/15/2020      664,057         672,587
FHLMC, Ser. 2141, Class FC
 (FRN)                               6.951%        04/15/2019    7,464,429       7,439,423
FHLMC, Ser. 42, Class C              9.000%        06/15/2020    3,970,642       4,029,078
FHLMC-GNMA, Ser. 20, Class F
 (FRN)                               7.225%        10/25/2023    2,584,437       2,544,370
FNMA Grantor Trust, Ser.
 1999-20, Class A2 (FRN)             7.451%        04/28/2029    7,840,402       7,687,498
FNMA, Ser. 1993-248, Class F
 (FRN)                               7.625%        09/25/2023    3,217,108       3,244,537
FNMA, Ser. G1993-10, Class H         5.000%        08/25/2022    4,800,000       4,627,243
GNMA, Ser. 1999-27, Class FE
 (FRN)                               7.050%        08/16/2029    3,635,011       3,626,996
                                                                            --------------
   Total (Cost - $42,023,121)                                                   42,752,841
                                                                            --------------

FFTW FUNDS, INC.

  DECEMBER 31, 2000

                                     COUPON                       FACE
                                      RATE          MATURITY     AMOUNT         VALUE
------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (NON-AGENCY) (CMOS) - 41.1%
Beneficial Residential
 Mortgage Corp., Ser. 1996-1,
 Class A (FRN)                       6.791%        04/28/2026  $ 1,599,911  $    1,599,832
Chase Commercial Mortgage
 Securities Corp., Ser.
 1997-2, Class C                     6.600%        12/19/2007    7,000,000       6,963,012
Chase Commercial Mortgage
 Securities Corp., Ser.
 1998-1 Class A2                     6.560%        05/18/2008   11,700,000      11,840,845
Chase Commercial Mortgage
 Securities Corp., Ser.
 1998-1, Class C                     6.560%        05/18/2008    5,000,000       4,962,995
Chase Commercial Mortgage
 Securities Corp., Ser.
 2000-3, Class A1 (FRN)              7.093%        08/15/2008      988,515       1,025,966
Citicorp Mortgage Securities,
 Inc., Ser. 1999-6, Class A          6.485%        09/25/2014    4,729,021       4,716,868
Enterprise Commercial Mortgage
 Co., Ser. 1999-1,
 Class A1                            6.420%        09/15/2008    6,561,326       6,579,238
Enterprise Commercial Mortgage
 Co., Ser. 1999-1,
 Class A2                            6.900%        04/15/2013    7,000,000       7,002,187
Enterprise Mortgage Acceptance
 Co., Ser. 2000-1,
 Class A1 - 144A+                    7.920%        08/15/2009    1,886,328       1,969,739
First Union-Chase Commercial
 Mortgage Trust, Ser.
 1999-C1, Class A1                   5.730%        10/15/2035    4,371,461       4,307,336
First Union-Lehman Brothers
 Commercial Mortgage, Ser.
 1997-C2, Class A3                   6.650%        12/18/2007    5,300,000       5,402,316
First USA Credit Card Master
 Trust, Ser. 1998-1, Class A
 (FRN)                               6.779%        01/18/2006   11,000,000      11,002,970
GE Residential Capital
 Mortgage Services Inc., Ser.
 1998-13, Class A12 (FRN)            7.051%        08/25/2028    7,236,666       7,145,990
LB-UBS Commercial Mortgage
 Trust, Ser. 2000-C4,
 Class A1                            7.180%        09/15/2009    1,732,397       1,809,286
MLCC Mortgage Investors, Inc.,
 Ser. 1995-B, Class A (FRN)          7.051%        10/15/2020    9,758,876       9,798,497
Morgan Stanley Aircraft
 Finance, Ser. 2, Class A3
 (FRN)                               7.230%        03/15/2025   10,000,000      10,012,500
Morgan Stanley Commercial
 Capital 1, Ser. 1998-WF2,
 Class A1                            6.340%        11/15/2007    8,350,759       8,422,208
Morgan Stanley Commercial
 Capital 1, Ser. 1998-WF2,
 Class C                             6.770%        07/15/2030    8,000,000       8,063,112
Norwest Asset Securities
 Corporation, Ser. 1999-27,
 Class A1                            6.750%        12/25/2014    5,507,725       5,561,536
Prudential Home Mortgage
 Securities, Ser. 1993-13,
 Class A3 (FRN)                      7.338%        04/25/2008    2,824,072       2,828,760
Residential Asset Securities
 Corporation, Ser. 2000-KS5,
 Class AII (FRN)                     6.856%        01/25/2032    6,500,000       6,498,984

FFTW FUNDS, INC.

  DECEMBER 31, 2000

                                     COUPON                       FACE
                                      RATE          MATURITY     AMOUNT         VALUE
------------------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS (NON-AGENCY) (CMOS) (CONTINUED)
Residential Funding Mortgage
 Securitization I, Ser.
 1999-S20, Class A1                  6.500%        09/25/2014  $10,482,914  $   10,476,938
                                                                            --------------
   Total (Cost - $136,018,032)                                                 137,991,115
                                                                            --------------

INTEREST ONLY OBLIGATIONS (IOS) - 8.5% (a)*
DLJ Commercial Mortgage Corp.,
 Ser. 1998-CG1, Class S              8.244%        05/10/2023    5,491,794       5,158,722
Enterprise Mortgage Acceptance
 Co, Ser. 1998-1,
 Class IO - 144A+                    14.106%       01/15/2023    1,819,377       1,885,871
Enterprise Mortgage Acceptance
 Co, Ser. 2000-1,
 Class IO - 144A+                    11.740%       11/15/2019      765,474         794,859
FHLMC Strip, Ser. 203, Class
 IO                              9.184% - 9.524%   06/15/2029    1,684,098       1,420,495
FHLMC Strip, Ser. 208, Class
 IO                              7.763% - 8.781%   08/01/2030    1,637,508       1,384,930
FHLMC, Ser. 188, Class IO            12.164%       10/01/2027      754,610         804,069
FHLMC, Ser. 202, Class IO        10.432%-10.739%   04/01/2029      182,364         144,840
FHLMC, Ser. 206, Class IO            12.853%       12/15/2029      430,510         323,382
FHLMC, Ser. 207, Class IO
 (FRN)                           6.926% - 7.473%   04/15/2030      364,140         283,133
FHLMC, Ser. 2085, Class PI           13.249%       11/15/2026      450,077         497,385
First Union-Lehman Brothers -
 Bank of America, Ser.
 1998-C2, Class IO                   10.591%       05/18/2028    4,567,117       4,278,188
First Union-Lehman Brothers
 Commercial Mortgage, Ser.
 1997-C1, Class IO                   10.697%       04/18/2027    3,231,773       3,151,161
First Union-Lehman Brothers
 Commercial Mortgage, Ser.
 1997-C2, Class IO (FRN)             11.404%       11/18/2027      513,826         511,369
FNMA Strip, Ser. 303, Class IO
 (FRN)                               7.500%        11/01/2029      542,343         367,736
FNMA, Ser. 1999-5, Class PU          8.663%        04/25/2018      152,016         155,020
Morgan Stanley Commercial
 Capital 1, Ser. 1998-HF1,
 Class X                             10.792%       02/15/2018    1,273,004       1,274,361
Prudential Home Mortgage
 Securities, Ser. 1994-30,
 Class A11                      12.045 - 14.255%   10/25/2024      365,857          56,500
Residential Accredited Loans
 Inc., Ser. 1997-QS13,
 Class A12                           43.701%       12/25/2027    1,233,349       2,357,573
Vendee Mortgage Trust, Ser.
 1992-2, Class IO (FRN)         3.091% - 16.679%   09/15/2022      802,176         754,798
Vendee Mortgage Trust, Ser.
 1994-2, Class 3 IO (FRN)       9.118% - 19.331%   06/15/2024      225,886         229,756
Vendee Mortgage Trust, Ser.
 1994-3A, Class 1 IO (FRN)           17.344%       09/15/2024      785,328         579,126
Vendee Mortgage Trust, Ser.
 1994-3B, Class 2 IO (FRN)      3.215% - 15.752%   09/15/2024      269,926         234,413
Vendee Mortgage Trust, Ser.
 1996-1, Class 1 IO             6.809% - 19.766%   02/15/2026    2,193,552       1,646,875
Vendee Mortgage Trust, Ser.
 1996-2, Class 1 IO (FRN)            15.986%       06/15/2026      286,240         247,110

FFTW FUNDS, INC.

  DECEMBER 31, 2000

                                     COUPON                       FACE
                                      RATE          MATURITY     AMOUNT         VALUE
------------------------------------------------------------------------------------------

INTEREST ONLY OBLIGATIONS (IOS) (CONTINUED)
Vendee Mortgage Trust, Ser.
 1998-2, Class 1 IO (FRN)            9.955%        06/15/2028  $   121,771  $      116,380
                                                                            --------------
   Total (Cost - $30,144,116)                                                   28,658,052
                                                                            --------------

MORTGAGE POOLS/MORTGAGE PASS-THROUGH OBLIGATIONS - 59.3%
FGLMC Gold Pool #C40151              10.000%       07/01/2030    6,286,039       6,627,842
FGLMC Gold Pool #D85424              6.500%        01/01/2028    2,206,926       2,179,580
FNMA Pool #303975                    10.000%       11/01/2018    3,353,858       3,609,590
FNMA Pool #340777                    6.500%        03/01/2011        9,581           9,621
FNMA Pool #403646                    6.500%        12/01/2027    3,938,849       3,891,768
FNMA Pool #407591                    6.500%        12/01/2027    5,446,826       5,381,720
GNMA Pool #359157                    7.500%        10/15/2023      185,319         189,298
FGLMC TBA                            7.000%        01/01/2031   10,000,000      10,021,850
FHLMC TBA                            7.500%        01/01/2030   24,000,000      24,367,500
FNMA TBA                             6.000%        01/01/2031   10,000,000       9,671,880
FNMA TBA                             6.500%        01/01/2014    7,000,000       7,001,094
FNMA TBA                             6.500%        01/01/2029   35,000,000      34,496,875
FNMA TBA                             7.500%        01/01/2029   14,000,000      14,188,132
FNMA TBA                             8.000%        01/19/2030    9,000,000       9,205,308
GNMA TBA                             6.500%        01/01/2031   25,000,000      24,726,550
GNMA TBA                             7.500%        01/01/2029   21,000,000      21,341,250
GNMA TBA                             8.000%        01/25/2030   22,000,000      22,536,250
                                                                            --------------
   Total (Cost - $198,014,136)                                                 199,446,108
                                                                            --------------

PRINCIPAL ONLY OBLIGATIONS (POS) - 2.4% (a)*
FNMA, Ser. 1993-157, Class E     5.952% - 9.028%   05/25/2022    2,636,997       2,826,790
FNMA, Ser. 1993-222, Class D         4.498%        07/25/2023    2,178,881       2,061,542
FNMA, Ser. 1994-9, Class D           4.152%        11/25/2023    1,727,944       1,685,572
FNMA, Ser. 1996-45, Class N          4.651%        06/25/2023    1,571,818       1,601,131
                                                                            --------------
   Total (Cost - $8,115,641)                                                     8,175,035
                                                                            --------------

U.S. GOVERNMENT AGENCY OBLIGATION - 2.0%
FNMA Sovereign Agency (Cost -
 $6,629,444)                         7.125%        06/15/2010    6,140,000       6,648,767
                                                                            --------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS - 4.8%
FHLMC, Ser. 1739, Class FD
 (FRN)                               7.638%        02/15/2024    3,967,805       4,019,387
FHLMC, Ser. 2228, Class FG
 (FRN)                               7.220%        01/15/2025    5,049,820       5,112,529

FFTW FUNDS, INC.

  DECEMBER 31, 2000

                                     COUPON                       FACE
                                      RATE          MATURITY     AMOUNT         VALUE
------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (CONTINUED)
FNMA, Ser. 1997-42, Class FD
 (FRN)                               8.125%        07/18/2027  $ 3,850,927  $    3,949,299
FNMA, Ser. 1999-47, Class JF
 (FRN)                               7.299%        11/18/2027    3,137,148       3,143,768
                                                                            --------------
   Total (Cost - $16,212,339)                                                   16,224,983
                                                                            --------------

U.S. GOVERNMENT TREASURY OBLIGATION - 2.8%
U.S. Treasury Note (Cost -
 $9,225,451)                         5.750%        08/15/2010    8,820,000       9,243,775
                                                                            --------------

                                     STRIKE        EXPIRATION   CONTRACTS
                                     ------        ----------   ---------

LONG OPTIONS - 0.0%
3 Month LIBOR cap                    8.000%        11/14/2001      22                  138
3 Month LIBOR cap                    8.500%        11/14/2002      38                6,099
                                                                            --------------
   Total (Cost - $199,150)                                                           6,237
                                                                            --------------
   TOTAL LONG-TERM INVESTMENTS
    (COST - $507,896,993)                                                      510,349,892
                                                                            --------------

                                     COUPON                       FACE
                                      RATE          MATURITY     AMOUNT
                                     ------         --------     ------

SHORT-TERM INVESTMENTS - 8.5%
PGE Corp. CP*                        6.680%        01/03/2001  $16,970,000      16,957,405
U.S. Treasury Bill*@             5.995% - 6.040%   04/26/2001   11,850,000      11,640,231
                                                                            --------------
   Total (Cost - $28,572,541)                                                   28,597,636
                                                                            --------------
TOTAL INVESTMENTS - 160.3%
(COST - $536,469,534)                                                          538,947,528
                                                                            --------------
LIABILITIES, NET OF OTHER
ASSETS - (60.3%)                                                              (202,806,509)
                                                                            --------------
NET ASSETS - 100.0%                                                         $  336,141,019
                                                                            ==============

SECURITIES SOLD SHORT
FNMA Global Bond (proceeds
 $21,071,449)                        7.125%        02/15/2005   20,000,000  $   21,043,740
FNMA Sovereign Agency
 (proceeds $2,521,202)               7.250%        01/15/2010    2,310,000       2,515,890
                                                                            --------------
   Total Securities Sold Short
    (Proceeds $23,592,651)                                                  $   23,559,630
                                                                            ==============

FFTW FUNDS, INC.

  DECEMBER 31, 2000

Summary of Abbreviations
------------------------
FGLMC  Federal Gold Loan Mortgage Corp.
FHLMC  Federal Home Loan Mortgage Corp.
FNMA   Federal National Mortgage Association
FRN    Floating Rate Note
GNMA   Government National Mortgage Association
LIBOR  London Interbank Offered Rate
TBA    To Be Announced - Security is subject to delayed delivery.
Vendee Veterans Administration

*    Interest rate shown represents yield to maturity at date of purchase.
(a)  Face amount shown represents amortized cost.
+ Security exempt from registration under Rule 144A or Section 4(2) of Securities Act of 1933. This security may only be sold in transactions exempt from registration, normally to qualified institutional buyers, and may be considered illiquid. At December 31, 2000, these securities were valued at $17,643,019, or 5.3% of net assets.
@ Security, or a portion thereof, is held in a margin account as collateral for open financial futures contracts.

See Notes to Financial Statements.

FFTW FUNDS, INC.

  GLOBAL TACTICAL EXPOSURE PORTFOLIO - SCHEDULE OF INVESTMENTS
  DECEMBER 31, 2000

                                COUPON                   FACE
                                 RATE    MATURITY     AMOUNT (A)        VALUE
--------------------------------------------------------------------------------

LONG-TERM INVESTMENTS - 89.8%

ASSET- AND MORTGAGE-BACKED SECURITIES - 12.3%

JAPAN - 3.5%
Card Loan Investment
 Opportunities, Ser. 1,
 Class 1 (FRN)                  4.717%  09/28/2003  EUR     300,006  $   281,604
J-Shop Corp., Ser. II,
 Class 1 (FRN)                  1.041%  01/13/2003  JPY 100,000,000      878,109
Oscar Funding Corp., Ser. 4,
 Class 2 (FRN)                  4.672%  05/10/2004  EUR     947,140      890,556
Oscar Funding Corp., Ser. 5,
 Class 1 (FRN)                  6.925%  11/10/2004          437,983      438,158
                                                                     -----------
                                                                       2,488,427
                                                                     -----------

NETHERLANDS - 1.3%
Dutch Mortgage Loans
 Securitization, Ser. 2000-1,
 Class A2                       5.875%  12/02/2076  EUR     500,000      475,058
European Mortgage Securities
 B.V., Ser. III, Class A2
 (FRN)                          5.875%  09/29/2049  EUR     500,000      469,660
                                                                     -----------
                                                                         944,718
                                                                     -----------

UNITED STATES - 7.5%
BMW Floorplan Master Owner
 Trust, Ser. 2000-1A - 144A
 (FRN)+                         6.720%  11/17/2005        1,000,000      998,906
Chase Credit Card Master
 Trust, Ser. 1998-1, Class A    5.125%  02/15/2005  EUR   2,359,657    2,201,636
Chase Credit Card Master
 Trust, Ser. 1998-4, Class A    5.000%  08/15/2008  EUR     664,679      601,446
Citibank Credit Card Master
 Trust, Ser. 1999-6, Class A -
 144A+                          4.500%  08/25/2004  EUR     700,000      644,051
GMAC Swift Trust, Ser. 1999-1
 - 144A+                        5.000%  01/18/2005  EUR   1,000,000      948,802
                                                                     -----------
                                                                       5,394,841
                                                                     -----------
   Total (Cost - $11,459,063)                                          8,827,986
                                                                     -----------

CORPORATE OBLIGATIONS - 10.8%

CAYMAN ISLANDS - 1.5%
Cygnus Funding Corp., Ser. 1,
 Class 1                        7.320%  03/01/2004        1,106,092    1,105,131
                                                                     -----------

ITALY - 0.4%
Unicredito Italiano Spa (FRN)   6.250%  06/14/2010  EUR     290,000      276,895
                                                                     -----------

NETHERLANDS - 2.5%
Mannesmann Finance BV           4.750%  05/27/2009  EUR   1,000,000      851,898
Telefonica Europe BV            6.125%  09/21/2005  EUR   1,000,000      954,083
                                                                     -----------
                                                                       1,805,981
                                                                     -----------

FFTW FUNDS, INC.

  DECEMBER 31, 2000

                                COUPON                   FACE
                                 RATE    MATURITY     AMOUNT (A)        VALUE
--------------------------------------------------------------------------------

PORTUGAL - 1.0%
Caixa Geral de Depositos
 Finance (MTN)                  6.250%  10/12/2009  EUR     790,000  $   738,430
                                                                     -----------

SWEDEN - 1.4%
Investor AB                     5.250%  06/30/2008  EUR   1,085,004    1,022,361
                                                                     -----------

UNITED KINGDOM - 3.2%
Barclays Bank Plc (FRN)         7.500%  12/15/2010  EUR     350,000      336,649
Glaxo Wellcome Plc              8.750%  12/01/2005  GBP     600,000    1,000,143
Imperial Tobacco Finance (MTN)  6.375%  09/27/2006  EUR   1,000,000      942,749
                                                                     -----------
                                                                       2,279,541
                                                                     -----------

UNITED STATES - 0.8%
Clear Channel Communications,
 Inc. - 144A+                   6.500%  07/07/2005  EUR     200,000      185,892
Osprey Trust/Osprey I - 144A+   6.375%  01/15/2003  EUR     400,000      376,592
                                                                     -----------
                                                                         562,484
                                                                     -----------
   Total (Cost - $7,973,012)                                           7,790,823
                                                                     -----------

SOVEREIGN DEBT OBLIGATIONS - 61.4%

CANADA - 6.6%
Canadian Government Bond        1.900%  03/23/2009  JPY 300,000,000    2,707,200
Canadian Government Bond        5.500%  06/01/2010  CAD   3,000,000    2,015,712
                                                                     -----------
                                                                       4,722,912
                                                                     -----------

CROATIA - 1.0%
Croatian Government Bond,
 Ser. B (FRN)                   7.063%  07/31/2006          786,764      747,575
                                                                     -----------

DENMARK - 7.9%
Kingdom of Denmark Bond         6.000%  11/15/2009  DKK  23,720,000    3,163,608
Kingdom of Denmark Bond         7.000%  11/10/2024  DKK  16,800,000    2,504,174
                                                                     -----------
                                                                       5,667,782
                                                                     -----------

FRANCE - 3.0%
France O.A.T.                   5.500%  04/25/2029  EUR     300,000      283,797
France O.A.T. Principal         0.000%  04/25/2023  EUR   2,900,000      791,468

FFTW FUNDS, INC.

  DECEMBER 31, 2000

                                COUPON                   FACE
                                 RATE    MATURITY     AMOUNT (A)        VALUE
--------------------------------------------------------------------------------

FRANCE (CONTINUED)
French Treasury Note            5.000%  07/12/2005  EUR   1,100,000  $ 1,051,603
                                                                     -----------
                                                                       2,126,868
                                                                     -----------

GERMANY - 5.9%
Bundesobligation, Ser. 134      4.250%  02/18/2005  EUR   4,200,000    3,915,803
Bundesrepublic Deutschland
 Bond                           4.125%  07/04/2008  EUR     261,951      235,855
Bundesrepublic Deutschland
 Bond                           5.250%  07/04/2010  EUR     100,000       96,859
Bundesrepublic Deutschland
 Bond                           5.375%  01/04/2010  EUR      10,000        9,792
                                                                     -----------
                                                                       4,258,309
                                                                     -----------

ITALY - 3.0%
Buoni Poliennali del Tesoro     4.500%  05/01/2009  EUR   2,400,000    2,157,434
                                                                     -----------

JAPAN - 17.3%
Japanese Government Bond,
 Ser. 181                       3.400%  06/20/2005  JPY 545,000,000    5,285,955
Japanese Government Bond,
 Ser. 203                       1.800%  06/20/2008  JPY 234,000,000    2,108,808
Japanese Government Bond,
 Ser. 221                       1.900%  06/21/2010  JPY 412,000,000    3,708,412
Japanese Government Bond,
 Ser. 46                        2.200%  06/22/2020  JPY 153,000,000    1,322,226
                                                                     -----------
                                                                      12,425,401
                                                                     -----------

MULTI-NATIONAL - 7.6%
International Bank for
 Reconstruction & Development
 (MTN)                          2.000%  02/18/2008  JPY 600,000,000    5,491,800
                                                                     -----------

SPAIN - 2.4%
Spanish Government Bond         6.000%  01/31/2008  EUR     370,716      366,790
Spanish Government Bond         6.000%  01/31/2029  EUR   1,400,000    1,383,040
                                                                     -----------
                                                                       1,749,830
                                                                     -----------

SWEDEN - 2.5%
Swedish Government Bond         8.000%  08/15/2007  SEK  14,100,000    1,776,656
                                                                     -----------

UNITED KINGDOM - 4.2%
UK Treasury Bond                5.750%  12/07/2009  GBP     820,000    1,300,255
UK Treasury Note                6.500%  12/07/2003  GBP   1,100,000    1,697,772
                                                                     -----------
                                                                       2,998,027
                                                                     -----------
   Total (Cost - $45,428,685)                                         44,122,594
                                                                     -----------

FFTW FUNDS, INC.

  DECEMBER 31, 2000

                                COUPON                   FACE
                                 RATE    MATURITY     AMOUNT (A)        VALUE
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY AND TREASURY OBLIGATIONS - 5.3%
FHLMC                           5.750%  09/15/2010  EUR   2,750,000  $ 2,648,022
U.S. Treasury Note              6.750%  05/15/2005        1,100,000    1,170,843
                                                                     -----------
   Total (Cost - $3,497,406)                                           3,818,865
                                                                     -----------
   TOTAL LONG-TERM INVESTMENTS
    (COST - $68,358,166)                                              64,560,268
                                                                     -----------

SHORT-TERM INVESTMENTS - 10.4%
Bank of Austria AG CD           6.650%  02/02/2001        2,000,000    1,999,426
Commerzbank Yankee CD           6.700%  02/12/2001        2,500,000    2,499,171
Royal Bank of Canada CP*        6.505%  02/13/2001          500,000      496,839
U.S. Treasury Bill@*            5.980%  03/22/2001        2,500,000    2,468,785
                                                                     -----------
   Total (Cost - $7,462,214)                                           7,464,221
                                                                     -----------
TOTAL INVESTMENTS - 100.2%
(COST - $75,820,380)                                                  72,024,489
                                                                     -----------
LIABILITIES, NET OF OTHER
ASSETS - (0.2%)                                                         (168,326)
                                                                     -----------
NET ASSETS - 100.0%                                                  $71,856,163
                                                                     ===========

Summary of Abbreviations
------------------------
--------------------------------------------------------------------------------
CAD        Canadian Dollar
DKK        Danish Krone
EUR        European Monetary Unit (Euro)
FRN        Floating Rate Note
GBP        Great British Pound
JPY        Japanese Yen
MTN        Medium-Term Note
           Obligations Assimilables du Tresor are French government
O.A.T.     long-term debt instruments.
SEK        Swedish Krona
           U.S. dollar denominated certificates of deposit issued by
Yankee CD  non-U.S. banks in the U.S.

(a)  Face amount shown in U.S. dollars unless otherwise indicated.
+ Security exempt from registration under Rule 144A or Section 4(2) of Securities Act of 1933. This security may only be sold in transactions exempt from registration, normally to qualified institutional buyers, and may be considered illiquid. At December 31, 2000, these securities were valued at $3,154,243, or 4.4% of net assets.
*    Interest rate shown represents yield to maturity at date of purchase.
@ Security, or a portion thereof, is held in a margin account as collateral for open financial futures contracts.

See Notes to Financial Statements.

FFTW FUNDS, INC.

  WORLDWIDE PORTFOLIO - SCHEDULE OF INVESTMENTS
  DECEMBER 31, 2000

                                COUPON                     FACE
                                 RATE     MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------

LONG-TERM INVESTMENTS - 109.5%

ASSET- AND MORTGAGE-BACKED SECURITIES - 36.6%

JAPAN - 3.0%
Card Loan Investment
 Opportunities, Ser. 1,
 Class 1 (FRN)                   4.717%  09/28/2003  EUR        66,668  $     62,579
J-Shop Corp., Ser. II,
 Class 1 (FRN)                   1.041%  01/13/2003  JPY   200,000,000     1,756,217
Lumiere Funding Corp.,
 Ser. 1A, Class 1 (FRN) -
 144A+                           7.035%  07/10/2003             65,972        65,887
Lumiere Funding Corp.,
 Ser. 1X, Class 1 (FRN)          7.035%  07/10/2003            131,944       131,944
Maestro Securitisation Corp.,
 Ser. 1, Class 1 (FRN)           7.045%  07/10/2005          1,150,524     1,151,329
Oscar Funding Corp., Ser. 2,
 Class 1 (FRN)                   6.975%  08/10/2003            167,130       167,247
Oscar Funding Corp., Ser. 3,
 Class 1 (FRN)                   7.235%  12/10/2003            785,448       787,333
Oscar Funding Corp., Ser. 4,
 Class 2 (FRN)                   4.672%  05/10/2004  EUR       123,540       116,160
Oscar Funding Corp., Ser. 5,
 Class 1 (FRN)                   6.925%  11/10/2004            312,845       312,970
Soleil Funding Corp., Ser. 1,
 Class 1 (FRN)                   7.385%  08/10/2004            228,876       229,883
                                                                        ------------
                                                                           4,781,549
                                                                        ------------

NETHERLANDS - 0.3%
Dutch Mortgage Loans
 Securitization, Ser. 2000-1,
 Class A2                        5.875%  12/02/2076  EUR       500,000       475,058
                                                                        ------------

UNITED KINGDOM - 0.6%
Chester Asset Receivables Deal
 5                               6.625%  03/17/2008  GBP       300,000       459,346
Higher Education Securitised
 Investments (The), Ser. 1X,
 Class A1 (FRN)                  5.856%  04/10/2028  GBP       353,685       527,278
                                                                        ------------
                                                                             986,624
                                                                        ------------

UNITED STATES - 32.7%
Amethyst Funding Corp.,
 Ser. 2, Class 1 (FRN)           6.971%  01/02/2004            686,986       686,574
Block Mortgage Finance Inc.,
 Ser. 1999-1, Class A7 (FRN)     5.830%  04/25/2016            556,361       552,913
Capital Credit Card Corp.,
 Ser. 1996, Class A              5.625%  08/15/2001  DEM       900,000       433,248
Carco Auto Loan Master Trust,
 Ser. 2000-A, Class A (FRN)      6.623%  03/15/2005            300,000       300,282
Chase Commercial Mortgage
 Securities Corp.,
 Ser. 1998-1 Class A2            6.560%  05/18/2008            350,000       354,213
Chase Commercial Mortgage
 Securities Corp.,
 Ser. 2000-3, Class A1 (FRN)     7.093%  08/15/2008            444,832       461,685
Citibank Credit Card Master
 Trust I, Ser. 1997-5,
 Class A                         5.750%  07/16/2007  DEM     1,300,000       637,350

FFTW FUNDS, INC.

  DECEMBER 31, 2000

                                COUPON                     FACE
                                 RATE     MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------

UNITED STATES (CONTINUED)
Citibank Credit Card Master
 Trust, Ser. 1999-6, Class A -
 144A+                           4.500%  08/25/2004  EUR       600,000  $    552,044
DLJ Commercial Mortgage Corp.,
 Ser. 1998-CG1, Class A1B        6.410%  05/10/2008            750,000       752,051
EQCC Home Equity Loan Trust,
 Ser. 1999-1, Class A2F          5.765%  06/20/2015            600,000       596,290
FHLMC TBA                        7.500%  01/01/2030          2,000,000     2,030,625
FHLMC, Ser. 1611, Class QA       7.375%  11/15/2023            993,176       998,435
FHLMC, Ser. 1695, Class AB       7.088%  01/15/2024            548,612       548,448
FHLMC, Ser. 2228, Class FG
 (FRN)                           7.220%  01/15/2025            952,796       964,628
FHLMC-GNMA, Ser. 20, Class F
 (FRN)                           7.225%  10/25/2023            704,846       693,919
First Union Commercial
 Mortgage Trust,
 Ser. 1999-C1, Class A1          5.730%  10/15/2035            437,146       430,734
First USA Credit Card Master
 Trust, Ser. 1998-1, Class A
 (FRN)                           6.779%  01/18/2006            500,000       500,135
FNMA 30 YR GOLD #C29216          6.500%  07/01/2029          1,089,518     1,074,390
FNMA Pool #404129                6.500%  12/01/2027          1,099,435     1,083,826
FNMA TBA                         6.000%  01/01/2031          1,000,000       967,188
FNMA TBA                         6.500%  01/01/2014          2,000,000     2,000,312
FNMA TBA                         6.500%  01/01/2029          3,000,000     2,956,875
FNMA TBA                         7.000%  01/01/2029          1,000,000     1,000,625
FNMA TBA                         7.500%  01/01/2029          3,000,000     3,040,314
FNMA, Ser. 1993-248, Class F
 (FRN)                           7.625%  09/25/2023          1,378,760     1,390,516
FNMA, Ser. 1997-32, Class FA
 (FRN)                           7.225%  04/25/2027            909,757       912,516
FNMA, Ser. 1997-42, Class FD
 (FRN)                           8.125%  07/18/2027            398,372       408,548
FNMA, Ser. 1999-47, Class JF
 (FRN)                           7.299%  11/18/2027            470,572       471,565
FNMA, Ser. 2000-30, Class FC
 (FRN)                           7.025%  10/25/2021          1,000,000     1,001,487
GMAC Swift Trust, Ser. 1999-1
 - 144A+                         5.000%  01/18/2005  EUR       600,000       569,281
GNMA Pool #536371                8.000%  11/15/2030            399,658       409,470
GNMA TBA                         6.500%  01/01/2031          2,000,000     1,978,124
GNMA TBA                         7.000%  02/01/2030          7,000,000     7,026,250
GNMA TBA                         7.500%  01/01/2029          2,000,000     2,032,500
GNMA TBA                         8.000%  01/25/2030          2,000,000     2,048,750
Keyspan Corp.                    7.625%  11/15/2010            440,000       467,515
Keyspan Corp.                    8.000%  11/15/2030            610,000       652,714
MBNA Master Credit Card Trust,
 Ser. 1995-J, Class A (FRN)      6.850%  04/15/2005          3,100,000     3,110,168
MCL Auto Loan Funding Corp.,
 Ser. 1, Class 1 (FRN)           7.185%  09/10/2003            249,833       250,108
Nationslink Funding Corp.,
 Ser. 1998-2, Class A2           6.476%  07/20/2008            270,000       272,234
Navistar Financial Corp.
 Owners Trust, Ser. 1999-A,
 Class A4                        6.130%  10/15/2005          1,400,000     1,408,302
New South Home Equity Trust,
 Ser. 1999-2, Class A4 (FRN)     7.590%  04/25/2030            500,000       513,700

FFTW FUNDS, INC.

  DECEMBER 31, 2000

                                COUPON                     FACE
                                 RATE     MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------

UNITED STATES (CONTINUED)
Prudential Home Mortgage
 Securities, Ser. 1994-7,
 Class A9 (FRN)                  7.625%  03/25/2009          1,100,000  $  1,114,274
Residential Asset Securities
 Corporation, Ser. 2000-KS5,
 Class AII (FRN)                 6.856%  01/25/2032          1,000,000       999,844
Superannuation Members Home
 Loans Global, Ser. 1A,
 Class A2 (FRN) - 144A+          6.915%  06/15/2026          1,000,000     1,000,150
Vendee Mortgage Trust,
 Ser. 1997-1, Class IO (FRN)*#  13.972%  02/15/2027            172,714       172,974
                                                                        ------------
                                                                          51,828,094
                                                                        ------------
   Total (Cost - $58,680,915)                                             58,071,325
                                                                        ------------

CORPORATE OBLIGATIONS - 12.2%

CAYMAN ISLANDS - 0.8%
Cygnus Funding Corp., Ser. 1,
 Class 1                         7.320%  03/01/2004          1,272,006     1,270,900
                                                                        ------------

ITALY - 0.3%
Unicredito Italiano Spa (FRN)    6.250%  06/14/2010  EUR       450,000       429,665
                                                                        ------------

NETHERLANDS - 1.1%
Mannesmann Finance BV            4.750%  05/27/2009  EUR       800,000       681,518
Telefonica Europe BV             6.125%  09/21/2005  EUR       600,000       572,450
Telefonica Europe BV             7.350%  09/15/2005            250,000       252,081
Telefonica Europe BV             7.750%  09/15/2010            160,000       161,971
                                                                        ------------
                                                                           1,668,020
                                                                        ------------

PORTUGAL - 0.1%
Caixa Geral de Depositos
 Finance (MTN)                   6.250%  10/12/2009  EUR       150,000       140,208
                                                                        ------------

SWEDEN - 1.1%
Investor AB                      5.250%  06/30/2008  EUR       409,033       385,417
Nordbanken (FRN)                 6.000%  12/13/2010  EUR     1,500,000     1,426,583
                                                                        ------------
                                                                           1,812,000
                                                                        ------------

FFTW FUNDS, INC.

  DECEMBER 31, 2000

                                COUPON                     FACE
                                 RATE     MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------

UNITED KINGDOM - 1.3%
Glaxo Wellcome Plc               8.750%  12/01/2005  GBP       200,000  $    333,381
Imperial Tobacco Finance (MTN)   6.375%  09/27/2006  EUR     1,000,000       942,749
Vodafone Group Plc               7.750%  02/15/2010            735,000       759,108
                                                                        ------------
                                                                           2,035,238
                                                                        ------------

UNITED STATES - 7.5%
Associates Corp. North America   6.950%  11/01/2018            200,000       189,496
Bombarier Capital Inc - 144A+    7.300%  12/15/2002            890,000       893,924
Burlington North Santa Fe
 Corp.                           6.750%  03/15/2029            360,000       327,691
Citigroup Inc.                   7.250%  10/01/2010          2,189,000     2,255,482
Comcast Cable Communications     8.875%  05/01/2017            300,000       331,290
Commercial Credit Co.            6.500%  08/01/2004            250,000       250,829
Conoco, Inc.                     5.900%  04/15/2004            250,000       247,517
Duke Energy Field Services
 Corp.                           7.875%  08/16/2010            500,000       532,950
Energy East Corp.                7.750%  11/15/2003            420,000       428,166
EOP Operating LP                 7.375%  11/15/2003          1,100,000     1,116,739
FleetBoston Financial Corp.      7.250%  09/15/2005            500,000       517,684
Florida Power & Light            6.875%  12/01/2005            380,000       389,065
Ford Motor Credit Co.            7.500%  06/15/2003            160,000       163,348
Ford Motor Credit Co.            7.875%  06/15/2010            600,000       618,299
Harrahs Operating Co., Inc.      7.500%  01/15/2009            270,000       263,379
Heller Financial Inc.            7.500%  08/23/2002            630,000       637,426
Household Finance Corp.          8.000%  05/09/2005            400,000       419,826
IBM Corp.                        5.375%  02/01/2009            280,000       259,426
Lockheed Martin Corp.            6.500%  04/15/2003            150,000       149,682
Lockheed Martin Corp.            8.200%  12/01/2009            150,000       164,886
National Australia Bank          8.600%  05/19/2010             90,000        99,840
Osprey Trust/Osprey I - 144A+    6.375%  01/15/2003  EUR       500,000       470,739
Verizon Global Funding Corp.     7.250%  12/01/2010            730,000       741,238
Verizon Global Funding Corp.     7.750%  12/01/2030            390,000       396,834
                                                                        ------------
                                                                          11,865,756
                                                                        ------------
   Total (Cost - $18,695,264)                                             19,221,787
                                                                        ------------

FFTW FUNDS, INC.

  DECEMBER 31, 2000

                                COUPON                     FACE
                                 RATE     MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS - 36.9%

CANADA - 0.3%
Canadian Government Bond         5.500%  06/01/2010  CAD       660,000  $    443,457
                                                                        ------------

DENMARK - 1.8%
Kingdom of Denmark Bond          6.000%  11/15/2009  DKK    16,830,000     2,244,668
Kingdom of Denmark Bond          7.000%  11/10/2024  DKK     4,400,000       655,855
                                                                        ------------
                                                                           2,900,523
                                                                        ------------

FRANCE - 9.0%
France O.A.T.                    6.000%  10/25/2025  EUR       800,000       809,882
French Treasury Note             5.000%  07/12/2005  EUR    14,000,000    13,384,042
                                                                        ------------
                                                                          14,193,924
                                                                        ------------

GERMANY - 4.2%
Bundesobligation, Ser. 135       5.000%  05/20/2005  EUR     7,000,000     6,702,759
                                                                        ------------

JAPAN - 16.3%
Japanese Government Bond,
 Ser. 181                        3.400%  06/20/2005  JPY   714,000,000     6,925,086
Japanese Government Bond,
 Ser. 203                        1.800%  06/20/2008  JPY   141,000,000     1,270,692
Japanese Government Bond,
 Ser. 221                        1.900%  06/21/2010  JPY 1,847,000,000    16,624,847
Japanese Government Bond,
 Ser. 46                         2.200%  06/22/2020  JPY   108,000,000       933,336
                                                                        ------------
                                                                          25,753,961
                                                                        ------------

MULTI-NATIONAL - 1.9%
European Investment Bank         5.500%  12/07/2009  GBP       118,000       174,366
Inter-American Development
 Bank                            7.375%  01/15/2010          1,580,000     1,728,778
International Bank for
 Reconstruction & Development    7.000%  01/27/2005            280,000       292,706
International Bank for
 Reconstruction & Development,
 Ser. 791                        5.500%  05/14/2003  AUD     1,600,000       888,933
                                                                        ------------
                                                                           3,084,783
                                                                        ------------

NETHERLANDS - 1.0%
Bank Nederlandse Gemeenten
 (MTN)                           6.750%  10/03/2005  NLG     3,540,000     1,607,691
                                                                        ------------

FFTW FUNDS, INC.

  DECEMBER 31, 2000

                                COUPON                     FACE
                                 RATE     MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------

SPAIN - 1.3%
Spanish Government Bond          6.000%  01/31/2029  EUR     2,100,000  $  2,074,561
                                                                        ------------

SWEDEN - 0.5%
Swedish Government Bond          8.000%  08/15/2007  SEK     6,100,000       768,624
                                                                        ------------

UNITED KINGDOM - 0.6%
UK Treasury Bond                 5.750%  12/07/2009  GBP       600,000       951,406
                                                                        ------------
   Total (Cost - $59,278,400)                                             58,481,689
                                                                        ------------

U.S. GOVERNMENT AGENCY AND TREASURY OBLIGATIONS - 23.8%
FHLMC                            5.250%  01/15/2006  EUR     5,400,000     5,141,437
FHLMC                            5.750%  09/15/2010  EUR     4,800,000     4,622,002
FHLMC                            6.750%  09/15/2029          2,800,000     2,982,770
FNMA                             6.625%  11/15/2030          4,500,000     4,731,687
FNMA Global Bond                 6.375%  06/15/2009            110,000       112,645
U.S. Treasury Note               5.500%  02/28/2003             80,000        80,571
U.S. Treasury Note               5.750%  11/15/2005          8,570,000     8,848,859
U.S. Treasury Note               5.750%  08/15/2010          9,175,000     9,615,831
U.S. Treasury Note               6.750%  05/15/2005            880,000       936,675
U.S. Treasury Note               5.875%  11/15/2004            590,000       605,384
                                                                        ------------
   Total (Cost - $35,821,626)                                             37,677,861
                                                                        ------------
TOTAL LONG-TERM INVESTMENTS
 (COST - $172,476,205)                                                   173,452,662
                                                                        ------------

SHORT-TERM INVESTMENTS - 2.9%
Sigma Financial Inc. CP*         6.488%  03/12/2001          2,000,000     1,974,480
Surrey Funding Corp. CP*         6.692%  01/11/2001          2,000,000     1,995,567
U.S. Treasury Bill@*             5.980%  03/22/2001            600,000       592,508
U.S. Treasury Bill@*             6.080%  02/22/2001            100,000        99,195
                                                                        ------------
   Total (Cost - $4,661,195)                                               4,661,750
                                                                        ------------
TOTAL INVESTMENTS - 112.4%
(COST - $177,137,400)                                                    178,114,412
                                                                        ------------
LIABILITIES, NET OF OTHER
ASSETS - (12.4%)                                                         (19,640,612)
                                                                        ------------
NET ASSETS - 100.0%                                                     $158,473,800
                                                                        ============

FFTW FUNDS, INC.

  DECEMBER 31, 2000

Summary of Abbreviations
------------------------
AUD    Australian Dollar
CAD    Canadian Dollar
CP     Commercial Paper
DEM    German Deutschemark
DKK    Danish Krone
EUR    European Monetary Unit (Euro)
FHLMC  Federal Home Loan Mortgage Corp.
FNMA   Federal National Mortgage Association
FRN    Floating Rate Note
GBP    Great British Pound
GNMA   Government National Mortgage Association
JPY    Japanese Yen
MTN    Medium-Term Note
NLG    Netherlands Guilder
       Obligations Assimilables du Tresor are French government
O.A.T. long-term debt instruments.
SEK    Swedish Krona
TBA    To Be Announced - Security is subject to delayed delivery.
Vendee Veterans Administration

(a)  Face amount shown in U.S. dollars unless otherwise indicated.
+ Security exempt from registration under Rule 144A or Section 4(2) of Securities Act of 1933. This security may only be sold in transactions exempt from registration, normally to qualified institutional buyers, and may be considered illiquid. At December 31, 2000, these securities were valued at $3,552,025, or 2.24% of net assets.
*    Interest rate shown represents yield to maturity at date of purchase.
#    Face amount shown represents amortized cost.
@ Security, or a portion thereof, is held in a margin account as collateral for open financial futures contracts.

See Notes to Financial Statements.

FFTW FUNDS, INC.

  WORLDWIDE-HEDGED PORTFOLIO - SCHEDULE OF INVESTMENTS
  DECEMBER 31, 2000

                                COUPON                     FACE
                                 RATE     MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------

LONG-TERM INVESTMENTS - 113.2%

ASSET- AND MORTGAGE-BACKED SECURITIES - 48.1%

JAPAN - 4.8%
Card Loan Investment
 Opportunities, Ser. 1, Class
 1 (FRN)                        4.717%   09/28/2003  EUR       221,671  $    208,074
J-Shop Corp., Ser. II, Class 1
 (FRN)                          1.041%   01/13/2003  JPY   300,000,000     2,634,326
Lumiere Funding Corp., Ser.
 1A, Class 1 (FRN) - 144A+      7.035%   07/10/2003            263,888       263,548
Lumiere Funding Corp., Ser.
 1X, Class 1 (FRN)              7.035%   07/10/2003            923,608       923,608
Maestro Securitisation Corp.,
 Ser. 1, Class 1 (FRN)          7.045%   07/10/2005          1,725,785     1,726,993
Oscar Funding Corp., Ser. 1,
 Class 1 (FRN)                  6.741%   03/10/2003            318,056       318,120
Oscar Funding Corp., Ser. 2,
 Class 1 (FRN)                  6.975%   08/10/2003            306,405       306,619
Oscar Funding Corp., Ser. 3,
 Class 1 (FRN)                  7.235%   12/10/2003            458,178       459,278
Oscar Funding Corp., Ser. 4,
 Class 2 (FRN)                  4.672%   05/10/2004  EUR       411,800       387,198
Oscar Funding Corp., Ser. 5,
 Class 1 (FRN)                  6.925%   11/10/2004            813,397       813,722
Oscar Funding Corp., Ser. 5,
 Class 2 (FRN)                  4.532%   11/10/2004  EUR       312,843       293,830
R Funding Corp., Ser. 1X,
 Class 1 (FRN)                  7.191%   02/02/2004          1,033,458     1,035,525
Soleil Funding Corp., Ser. 1,
 Class 1 (FRN)                  7.385%   08/10/2004            743,847       747,120
                                                                        ------------
                                                                          10,117,961
                                                                        ------------

NETHERLANDS - 0.7%
Dutch Mortgage Loans
 Securitization, Ser. 2000-1,
 Class A2                       5.875%   12/02/2076  EUR     1,000,000       950,116
European Mortgage Securities
 B.V., Ser. III, Class A2
 (FRN)                          5.875%   09/29/2049  EUR       500,000       469,660
                                                                        ------------
                                                                           1,419,776
                                                                        ------------

UNITED KINGDOM - 1.2%
Chester Asset Receivables Deal
 5                              6.625%   03/17/2008  GBP     1,000,000     1,531,153
Higher Education Securitised
 Investments (The), Ser. 1X,
 Class A1 (FRN)                 5.856%   04/10/2028  GBP       636,633       949,101
                                                                        ------------
                                                                           2,480,254
                                                                        ------------

UNITED STATES - 41.4%
Amethyst Funding Corp., Ser.
 2, Class 1 (FRN)               6.971%   01/02/2004          1,030,480     1,029,861
Block Mortgage Finance Inc.,
 Ser. 1999-1, Class A7 (FRN)    5.830%   04/25/2016          1,112,722     1,105,826
Capital Credit Card Corp.,
 Ser. 1996, Class A             5.625%   08/15/2001  DEM     2,000,000       962,774
Carco Auto Loan Master Trust,
 Ser. 2000-A, Class A (FRN)     6.623%   03/15/2005            700,000       700,658

FFTW FUNDS, INC.

  DECEMBER 31, 2000

                                COUPON                     FACE
                                 RATE     MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------

UNITED STATES (CONTINUED)
Chase Commercial Mortgage
 Securities Corp., Ser. 1998-1
 Class A2                       6.560%   05/18/2008            550,000  $    556,621
Chase Commercial Mortgage
 Securities Corp., Ser.
 2000-3, Class A1 (FRN)         7.093%   08/15/2008            711,731       738,695
Citibank Credit Card Master
 Trust I, Ser. 1997-5, Class A  5.750%   07/16/2007  DEM     2,400,000     1,176,646
Citibank Credit Card Master
 Trust, Ser. 1999-6, Class A -
 144A+                          4.500%   08/25/2004  EUR     1,600,000     1,472,117
DLJ Commercial Mortgage Corp.,
 Ser. 1998-CG1, Class A1B       6.410%   05/10/2008          1,250,000     1,253,419
EQCC Home Equity Loan Trust,
 Ser. 1999-1, Class A2F         5.765%   06/20/2015          3,700,000     3,677,119
FHLMC TBA                       7.500%   01/01/2030          3,000,000     3,045,937
FHLMC, Ser. 1611, Class QA      7.375%   11/15/2023          1,589,082     1,597,496
FHLMC, Ser. 1695, Class AB      7.088%   01/15/2024            841,205       840,953
FHLMC, Ser. 2228, Class FG
 (FRN)                          7.220%   01/15/2025          1,524,474     1,543,405
FHLMC-GNMA, Ser. 20, Class F
 (FRN)                          7.225%   10/25/2023          1,174,744     1,156,532
First Union Commercial
 Mortgage Trust, Ser. 1999-C1,
 Class A1                       5.730%   10/15/2035            655,719       646,100
First USA Credit Card Master
 Trust, Ser. 1998-1, Class A
 (FRN)                          6.779%   01/18/2006            900,000       900,243
FNMA Pool #404129               6.500%   12/01/2027          1,099,435     1,083,826
FNMA TBA                        6.000%   01/01/2031          2,000,000     1,934,376
FNMA TBA                        6.500%   01/01/2014          4,000,000     4,000,625
FNMA TBA                        6.500%   01/01/2029          4,000,000     3,942,500
FNMA TBA                        7.000%   01/01/2029          2,000,000     2,001,250
FNMA TBA                        7.500%   01/01/2029          6,000,000     6,080,628
FNMA, Ser. 1993-248, Class F
 (FRN)                          7.625%   09/25/2023          2,297,934     2,317,526
FNMA, Ser. 1997-32, Class FA
 (FRN)                          7.225%   04/25/2027          1,455,612     1,460,025
FNMA, Ser. 1997-42, Class FD
 (FRN)                          8.125%   07/18/2027            663,953       680,914
FNMA, Ser. 1999-47, Class JF
 (FRN)                          7.299%   11/18/2027            784,287       785,942
FNMA, Ser. 2000-30, Class FC
 (FRN)                          7.025%   10/25/2021          1,600,000     1,602,379
GNMA Pool #536371               8.000%   11/15/2030            599,487       614,206
GNMA TBA                        6.500%   01/01/2031          3,000,000     2,967,186
GNMA TBA                        7.000%   02/01/2030         12,000,000    12,045,000
GNMA TBA                        7.500%   01/01/2029          3,000,000     3,048,750
GNMA TBA                        8.000%   01/25/2030          4,000,000     4,097,500
HFC Revolving Home Equity Loan
 Trust, Ser. 1996-1, Class A
 (FRN)                          6.851%   07/20/2017          1,518,847     1,517,283
Ikon Receivables LLC, Ser.
 1999-1, Class A4               6.230%   05/25/2008          2,275,000     2,280,414
MBNA American European
 Structure Offering, Ser.
 1998, Class B                  5.125%   04/19/2008  DEM     1,100,000       515,402
MBNA Master Credit Card Trust,
 Ser. 1995-J, Class A (FRN)     6.850%   04/15/2005            350,000       351,148
MCL Auto Loan Funding Corp.,
 Ser. 1, Class 1 (FRN)          7.185%   09/10/2003            249,833       250,108
Nationslink Funding Corp.,
 Ser. 1998-2, Class A2          6.476%   07/20/2008            470,000       473,888

FFTW FUNDS, INC.

  DECEMBER 31, 2000

                                COUPON                     FACE
                                 RATE     MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------

UNITED STATES (CONTINUED)
Navistar Financial Corp.
 Owners Trust, Ser. 1999-A,
 Class A4                       6.130%   10/15/2005          4,200,000  $  4,224,906
New South Home Equity Trust,
 Ser. 1999-2, Class A4 (FRN)    7.590%   04/25/2030          1,500,000     1,541,101
Prudential Home Mortgage
 Securities, Ser. 1994-7,
 Class A9 (FRN)                 7.625%   03/25/2009          1,700,000     1,722,059
Residential Asset Securities
 Corporation, Ser. 2000-KS5,
 Class AII (FRN)                6.856%   01/25/2032          1,700,000     1,699,734
Superannuation Members Home
 Loans Global, Ser. 1A,
 Class A2 (FRN) - 144A+         6.915%   06/15/2026          1,500,000     1,500,225
Vendee Mortgage Trust, Ser.
 1997-1, Class IO (FRN)#*       13.972%  02/15/2027            281,667       282,220
                                                                        ------------
                                                                          87,425,523
                                                                        ------------
   Total (Cost - $103,322,306)                                           101,443,514
                                                                        ------------

CORPORATE OBLIGATIONS - 17.0%

CAYMAN ISLANDS - 1.0%
Cygnus Funding Corp., Ser. 1,
 Class 1                        7.320%   03/01/2004          2,101,575     2,099,749
                                                                        ------------

ITALY - 0.3%
Unicredito Italiano Spa (FRN)   6.250%   06/14/2010  EUR       750,000       716,108
                                                                        ------------

NETHERLANDS - 1.4%
Mannesmann Finance BV           4.750%   05/27/2009  EUR     1,475,000     1,256,550
Telefonica Europe BV            6.125%   09/21/2005  EUR     1,100,000     1,049,491
Telefonica Europe BV            7.350%   09/15/2005            400,000       403,330
Telefonica Europe BV            7.750%   09/15/2010            270,000       273,327
                                                                        ------------
                                                                           2,982,698
                                                                        ------------

PORTUGAL - 0.2%
Caixa Geral de Depositos
 Finance (MTN)                  6.250%   10/12/2009  EUR       440,000       411,278
                                                                        ------------

SWEDEN - 1.3%
Investor AB                     5.250%   06/30/2008  EUR       971,454       915,367
Nordbanken (FRN)                6.000%   12/13/2010  EUR     1,900,000     1,807,005
                                                                        ------------
                                                                           2,722,372
                                                                        ------------

FFTW FUNDS, INC.

  DECEMBER 31, 2000

                                COUPON                     FACE
                                 RATE     MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------

UNITED KINGDOM - 1.9%
Glaxo Wellcome Plc              8.750%   12/01/2005  GBP       637,000  $  1,061,818
Imperial Tobacco Finance (MTN)  6.375%   09/27/2006  EUR     1,800,000     1,696,948
Vodafone Group Plc              7.750%   02/15/2010          1,230,000     1,270,344
                                                                        ------------
                                                                           4,029,110
                                                                        ------------

UNITED STATES - 10.9%
Associates Corp. North America  6.950%   11/01/2018            300,000       284,244
Bombarier Capital Inc - 144A+   7.300%   12/15/2002          1,140,000     1,145,026
Burlington North Santa Fe
 Corp.                          6.750%   03/15/2029          1,080,000       983,074
Citigroup Inc.                  7.250%   10/01/2010          3,623,000     3,733,034
Comcast Cable Communications    8.875%   05/01/2017            800,000       883,439
Commercial Credit Co.           6.500%   08/01/2004            750,000       752,487
Conoco, Inc.                    5.900%   04/15/2004            410,000       405,929
Duke Energy Field Services
 Corp.                          7.875%   08/16/2010            800,000       852,720
Energy East Corp.               7.750%   11/15/2003            650,000       662,639
EOP Operating LP                7.375%   11/15/2003          1,730,000     1,756,325
Exxon Capital Corp.             6.625%   08/15/2002          1,500,000     1,517,560
FleetBoston Financial Corp.     7.250%   09/15/2005            800,000       828,295
Florida Power & Light           6.875%   12/01/2005            500,000       511,927
Ford Motor Credit Co.           7.500%   06/15/2003            460,000       469,626
Harrahs Operating Co., Inc.     7.500%   01/15/2009            500,000       487,739
Heller Financial Inc.           7.500%   08/23/2002            970,000       981,434
Household Finance Corp.         8.000%   05/09/2005            900,000       944,609
IBM Corp.                       5.375%   02/01/2009            430,000       398,404
Keyspan Corp.                   7.625%   11/15/2010            700,000       743,775
Keyspan Corp.                   8.000%   11/15/2030          1,250,000     1,337,529
Lockheed Martin Corp.           6.500%   04/15/2003            250,000       249,469
Lockheed Martin Corp.           8.200%   12/01/2009            500,000       549,620
National Australia Bank         8.600%   05/19/2010            140,000       155,307
Osprey Trust/Osprey I - 144A+   6.375%   01/15/2003  EUR     1,000,000       941,479
Verizon Global Funding Corp.    7.250%   12/01/2010            950,000       964,625
Verizon Global Funding Corp.    7.750%   12/01/2030            500,000       508,762
                                                                        ------------
                                                                          23,049,077
                                                                        ------------
   Total (Cost - $35,188,590)                                             36,010,392
                                                                        ------------

FFTW FUNDS, INC.

  DECEMBER 31, 2000

                                COUPON                     FACE
                                 RATE     MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS - 29.6%

DENMARK - 2.3%
Kingdom of Denmark Bond         6.000%   11/15/2009  DKK    30,610,000  $  4,082,548
Kingdom of Denmark Bond         7.000%   11/15/2007  DKK       100,000        13,970
Kingdom of Denmark Bond         7.000%   11/10/2024  DKK     5,400,000       804,913
                                                                        ------------
                                                                           4,901,431
                                                                        ------------

FRANCE - 4.7%
France O.A.T.                   6.000%   10/25/2025  EUR       500,000       506,177
France O.A.T. Principal         0.000%   04/25/2023  EUR     2,700,000       736,884
French Treasury Note            5.000%   07/12/2005  EUR     9,000,000     8,604,027
                                                                        ------------
                                                                           9,847,088
                                                                        ------------

GERMANY - 1.1%
Bundesrepublic Deutschland
 Bond                           4.750%   07/04/2028  EUR       250,000       214,505
Bundesrepublic Deutschland
 Bond                           5.250%   07/04/2010  EUR     2,200,000     2,130,889
                                                                        ------------
                                                                           2,345,394
                                                                        ------------

JAPAN - 16.2%
Japanese Government Bond        1.500%   06/22/2009  JPY   301,000,000     2,625,623
Japanese Government Bond, Ser.
 181                            3.400%   06/20/2005  JPY 1,197,000,000    11,609,703
Japanese Government Bond, Ser.
 203                            1.800%   06/20/2008  JPY    78,000,000       702,936
Japanese Government Bond, Ser.
 221                            1.900%   06/21/2010  JPY 1,988,000,000    17,893,988
Japanese Government Bond, Ser.
 46                             2.200%   06/22/2020  JPY   145,000,000     1,253,090
                                                                        ------------
                                                                          34,085,340
                                                                        ------------

MULTI-NATIONAL - 2.3%
European Investment Bank        5.500%   12/07/2009  GBP        24,000        35,464
Inter-American Development
 Bank                           7.375%   01/15/2010          3,240,000     3,545,088
International Bank for
 Reconstruction & Development   7.000%   01/27/2005            110,000       114,991
International Bank for
 Reconstruction & Development
 (MTN)                          7.125%   07/30/2007  GBP       160,000       257,628
International Bank for
 Reconstruction & Development,
 Ser. 791                       5.500%   05/14/2003  AUD     1,400,000       777,816
                                                                        ------------
                                                                           4,730,987
                                                                        ------------

FFTW FUNDS, INC.

  DECEMBER 31, 2000

                                COUPON                     FACE
                                 RATE     MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------

SPAIN - 2.3%
Spanish Government Bond         6.000%   01/31/2029  EUR     5,000,000  $  4,939,430
                                                                        ------------

SWEDEN - 0.5%
Swedish Government Bond         5.250%   03/15/2011  SEK     5,000,000       544,750
Swedish Government Bond         8.000%   08/15/2007  SEK     4,700,000       592,219
                                                                        ------------
                                                                           1,136,969
                                                                        ------------

UNITED KINGDOM - 0.2%
UK Treasury Note                6.500%   12/07/2003  GBP       200,000       308,686
                                                                        ------------
   Total (Cost - $62,086,725)                                             62,295,325
                                                                        ------------

U.S. GOVERNMENT AGENCY AND TREASURY OBLIGATIONS - 18.5%
UK Treasury Bond                5.750%   12/07/2009  GBP     1,900,000     3,012,786
FHLMC                           5.250%   01/15/2006  EUR     7,200,000     6,855,250
FHLMC                           5.750%   09/15/2010  EUR     8,000,000     7,703,336
FNMA                            6.625%   11/15/2030          4,300,000     4,521,390
FNMA 30 YR GOLD #C29216         6.500%   07/01/2029          1,725,070     1,701,117
FNMA Global Bond                6.375%   06/15/2009          4,690,000     4,802,752
FNMA Sovereign Agency           7.250%   05/15/2030          3,550,000     4,047,025
U.S. Treasury Note              5.500%   02/28/2003            110,000       110,785
U.S. Treasury Note              5.500%   05/31/2003            230,000       231,895
U.S. Treasury Note              5.750%   11/15/2005          2,770,000     2,860,133
U.S. Treasury Note              6.500%   02/15/2010          1,010,000     1,105,397
U.S. Treasury Note              6.750%   05/15/2005            860,000       915,387
U.S. Treasury Note              5.875%   11/15/2004          1,120,000     1,149,203
                                                                        ------------
                                                                          36,003,670
                                                                        ------------
   Total (Cost - $36,502,651)                                             39,016,456
                                                                        ------------
TOTAL LONG-TERM INVESTMENTS
 (COST - $237,100,272)                                                   238,765,687
                                                                        ------------

SHORT-TERM INVESTMENTS - 2.4%
Sigma Financial Inc. CP*        6.488%   03/12/2001          2,000,000     1,974,480
Surrey Funding Corp. CP*        6.692%   01/11/2001          2,000,000     1,995,567
U.S. Treasury Bill*@            5.980%   03/22/2001          1,100,000     1,086,265

FFTW FUNDS, INC.

  DECEMBER 31, 2000

                                COUPON                     FACE
                                 RATE     MATURITY      AMOUNT (A)         VALUE
------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (CONTINUED)
U.S. Treasury Bill*@            6.080%   02/22/2001            100,000  $     99,195
                                                                        ------------
   Total (Cost - $5,154,551)                                               5,155,507
                                                                        ------------
TOTAL INVESTMENTS - 115.6%
(COST - $242,254,823)                                                    243,921,194
                                                                        ------------
LIABILITIES, NET OF OTHER
ASSETS - (15.6%)                                                         (32,924,839)
                                                                        ------------
NET ASSETS - 100.0%                                                     $210,996,355
                                                                        ============

Summary of Abbreviations
------------------------
AUD    Australian Dollar
CP     Commercial Paper
DEM    German Deutschemark
DKK    Danish Krone
EUR    European Monetary Unit (Euro)
FHLMC  Federal Home Loan Mortgage Corp.
FNMA   Federal National Mortgage Association
FRN    Floating Rate Note
GBP    Great British Pound
GNMA   Government National Mortgage Association
JPY    Japanese Yen
MTN    Medium-Term Note
       Obligations Assimilables du Tresor are French government
O.A.T. long-term debt instruments.
SEK    Swedish Krona
TBA    To Be Announced - Security is subject to delayed delivery.
Vendee Veterans Administration

(a)  Face amount shown in U.S. dollars unless otherwise indicated.
+ Security exempt from registration under Rule 144A or Section 4(2) of Securities Act of 1933. This security may only be sold in transactions exempt from registration, normally to qualified institutional buyers, and may be considered illiquid. At December 31, 2000, this security was valued at $5,322,395, or 2.5% of net assets.
#    Face amount shown represents amortized cost.
*    Interest rate shown represents yield to maturity at date of purchase.
@ Security, or a portion thereof, is held in a margin account as collateral for open financial futures contracts.

See Notes to Financial Statements.

FFTW FUNDS, INC.

  INTERNATIONAL PORTFOLIO - SCHEDULE OF INVESTMENTS
  DECEMBER 31, 2000

                                COUPON                    FACE
                                 RATE    MATURITY      AMOUNT (A)         VALUE
-----------------------------------------------------------------------------------

LONG-TERM INVESTMENTS - 102.4%

ASSET- AND MORTGAGE-BACKED SECURITIES - 14.9%

CAYMAN ISLANDS - 0.8%
MBNA American European
 Structuring Offering, Ser. 6   4.375%  08/19/2004  EUR     1,000,000  $    918,573
                                                                       ------------

JAPAN - 4.2%
Card Loan Investment
 Opportunities, Ser. 1, Class
 1 (FRN)                        4.717%  09/28/2003  EUR       108,336       101,691
J-Shop Corp., Ser. II, Class 1
 (FRN)                          1.041%  01/13/2003  JPY   200,000,000     1,756,217
Lumiere Funding Corp., Ser.
 1A, Class 1 (FRN) - 144A+      7.035%  07/10/2003            131,944       131,774
Lumiere Funding Corp., Ser.
 1X, Class 1 (FRN)              7.035%  07/10/2003            428,818       428,818
Maestro Securitisation Corp.,
 Ser. 1, Class 1 (FRN)          7.045%  07/10/2005            575,262       575,665
Oscar Funding Corp., Ser. 2,
 Class 1 (FRN)                  6.975%  08/10/2003            139,275       139,373
Oscar Funding Corp., Ser. 3,
 Class 1 (FRN)                  7.235%  12/10/2003            196,362       196,833
Oscar Funding Corp., Ser. 4,
 Class 2 (FRN)                  4.672%  05/10/2004  EUR       247,080       232,319
Oscar Funding Corp., Ser. 5,
 Class 1 (FRN)                  6.925%  11/10/2004            375,414       375,564
Oscar Funding Corp., Ser. 5,
 Class 2 (FRN)                  4.532%  11/10/2004  EUR       187,706       176,298
R Funding Corp., Ser. 1X,
 Class 1 (FRN)                  7.191%  02/02/2004            516,729       517,763
Soleil Funding Corp., Ser. 1,
 Class 1 (FRN)                  7.385%  08/10/2004            514,971       517,237
                                                                       ------------
                                                                          5,149,552
                                                                       ------------

NETHERLANDS - 0.4%
Dutch Mortgage Loans
 Securitization, Ser. 2000-1,
 Class A2                       5.875%  12/02/2076  EUR       500,000       475,058
                                                                       ------------

UNITED KINGDOM - 0.3%
Chester Asset Receivables Deal
 5                              6.625%  03/17/2008  GBP       200,000       306,231
                                                                       ------------

UNITED STATES - 9.2%
Amethyst Funding Corp., Ser.
 2, Class 1 (FRN)               6.971%  01/02/2004            686,986       686,574
BMW Floorplan Master Owner
 Trust, Ser. 2000-1A - 144A
 (FRN)+                         6.720%  11/17/2005          1,500,000     1,498,359
Chase Credit Card Master
 Trust, Ser. 1998-1, Class A    5.125%  02/15/2005  EUR       511,292       477,052
Chase Credit Card Master
 Trust, Ser. 1998-4, Class A    5.000%  08/15/2008  EUR       306,775       277,590
Citibank Credit Card Master
 Trust, Ser. 1999-6, Class A -
 144A+                          4.500%  08/25/2004  EUR       600,000       552,044

FFTW FUNDS, INC.

  DECEMBER 31, 2000

                                COUPON                    FACE
                                 RATE    MATURITY      AMOUNT (A)         VALUE
-----------------------------------------------------------------------------------

UNITED STATES (CONTINUED)
GMAC Swift Trust, Ser. 1999-1
 - 144A+                        5.000%  01/18/2005  EUR       700,000  $    664,161
MBNA American European
 Structure Offering, Ser.
 1998, Class B                  5.125%  04/19/2008  DEM       500,000       234,274
MBNA Master Credit Card Trust,
 Ser. 1995-J, Class A (FRN)     6.850%  04/15/2005          2,000,000     2,006,560
MCL Auto Loan Funding Corp.,
 Ser. 1, Class 1 (FRN)          7.185%  09/10/2003            249,833       250,108
Novus Home Equity Line of
 Credit Trust, Ser. 1999-1,
 Class A (FRN)                  6.840%  05/25/2010          1,162,068     1,161,836
Providian Home Equity Loan
 Trust, Ser. 1999-1, Class A
 (FRN)                          6.900%  06/25/2025          1,157,604     1,158,021
Residential Asset Securities
 Corporation, Ser. 2000-KS5,
 Class AII (FRN)                6.856%  01/25/2032          2,200,000     2,199,656
                                                                       ------------
                                                                         11,166,235
                                                                       ------------
   Total (Cost - $18,901,371)                                            18,015,649
                                                                       ------------

CORPORATE OBLIGATIONS - 6.4%

CAYMAN ISLANDS - 0.9%
Cygnus Funding Corp., Ser. 1,
 Class 1                        7.320%  03/01/2004          1,050,787     1,049,874
                                                                       ------------

EUROPE - 0.6%
Capital One Master Trust, Ser.
 98-3, Class A                  7.250%  08/16/2001  GBP       500,000       751,722
                                                                       ------------

ITALY - 0.3%
Unicredito Italiano Spa (FRN)   6.250%  06/14/2010  EUR       390,000       372,376
                                                                       ------------

NETHERLANDS - 1.6%
Mannesmann Finance BV           4.750%  05/27/2009  EUR     1,050,000       894,493
Telefonica Europe BV            6.125%  09/21/2005  EUR     1,100,000     1,049,491
                                                                       ------------
                                                                          1,943,984
                                                                       ------------

PORTUGAL - 0.3%
Caixa Geral de Depositos
 Finance (MTN)                  6.250%  10/12/2009  EUR       420,000       392,583
                                                                       ------------

FFTW FUNDS, INC.

  DECEMBER 31, 2000

                                COUPON                    FACE
                                 RATE    MATURITY      AMOUNT (A)         VALUE
-----------------------------------------------------------------------------------

SWEDEN - 1.0%
Investor AB                     5.250%  06/30/2008  EUR       306,775  $    289,063
Nordbanken (FRN)                6.000%  12/13/2010  EUR     1,000,000       951,055
                                                                       ------------
                                                                          1,240,118
                                                                       ------------

UNITED KINGDOM - 1.2%
Barclays Bank Plc (FRN)         7.500%  12/15/2010  EUR       450,000       432,834
Glaxo Wellcome Plc              8.750%  12/01/2005  GBP       250,000       416,726
Imperial Tobacco Finance (MTN)  6.375%  09/27/2006  EUR       700,000       659,924
                                                                       ------------
                                                                          1,509,484
                                                                       ------------

UNITED STATES - 0.5%
Clear Channel Communications,
 Inc. - 144A+                   6.500%  07/07/2005  EUR       200,000       185,892
Osprey Trust/Osprey I - 144A+   6.375%  01/15/2003  EUR       500,000       470,739
                                                                       ------------
                                                                            656,631
                                                                       ------------
   Total (Cost - $7,699,783)                                              7,916,772
                                                                       ------------

SOVEREIGN DEBT OBLIGATIONS - 73.6%

CANADA - 3.3%
Canadian Government Bond        5.000%  09/01/2004  CAD     6,000,000     3,949,692
                                                                       ------------

DENMARK - 2.3%
Kingdom of Denmark Bond         6.000%  11/15/2009  DKK    12,250,000     1,633,819
Kingdom of Denmark Bond         7.000%  11/10/2024  DKK     7,500,000     1,117,935
                                                                       ------------
                                                                          2,751,754
                                                                       ------------

FRANCE - 17.5%
France O.A.T.                   5.500%  04/25/2029  EUR     1,700,000     1,608,180
France O.A.T.                   6.000%  10/25/2025  EUR       900,000       911,118
France O.A.T. Principal         0.000%  04/25/2023  EUR     1,300,000       354,796
French Treasury Note            5.000%  07/12/2005  EUR     9,100,000     8,699,627

FFTW FUNDS, INC.

  DECEMBER 31, 2000

                                COUPON                    FACE
                                 RATE    MATURITY      AMOUNT (A)         VALUE
-----------------------------------------------------------------------------------

FRANCE (CONTINUED)
Government of France            5.500%  04/25/2010  EUR     9,900,000  $  9,671,587
                                                                       ------------
                                                                         21,245,308
                                                                       ------------

GERMANY - 15.1%
Bundesobligation                5.000%  11/12/2002  EUR       552,843       523,709
Bundesobligation, Ser. 134      4.250%  02/18/2005  EUR    15,200,000    14,171,477
Bundesrepublic Deutschland
 Bond                           5.250%  07/04/2010  EUR     3,000,000     2,905,758
Bundesrepublic Deutschland
 Bond                           6.250%  01/04/2030  EUR       700,000       743,012
                                                                       ------------
                                                                         18,343,956
                                                                       ------------

JAPAN - 27.9%
Japanese Government Bond        1.500%  06/22/2009  JPY   693,000,000     6,045,039
Japanese Government Bond, Ser.
 181                            3.400%  06/20/2005  JPY   821,000,000     7,962,879
Japanese Government Bond, Ser.
 203                            1.800%  06/20/2008  JPY 1,434,000,000    12,923,208
Japanese Government Bond, Ser.
 221                            1.900%  06/21/2010  JPY   638,000,000     5,742,638
Japanese Government Bond, Ser.
 46                             2.200%  06/22/2020  JPY   143,000,000     1,235,806
                                                                       ------------
                                                                         33,909,570
                                                                       ------------

MULTI-NATIONAL - 0.8%
European Investment Bank        5.500%  12/07/2009  GBP       656,000       969,355
                                                                       ------------

SPAIN - 4.3%
Spanish Government Bond         6.000%  01/31/2008  EUR     2,000,000     1,978,820
Spanish Government Bond         6.000%  01/31/2029  EUR     3,300,000     3,260,024
                                                                       ------------
                                                                          5,238,844
                                                                       ------------

SWEDEN - 0.8%
Swedish Government Bond         8.000%  08/15/2007  SEK     7,500,000       945,030
                                                                       ------------

UNITED KINGDOM - 1.6%
Bank of Scotland (MTN)          5.500%  07/27/2009  EUR       360,000       326,714

FFTW FUNDS, INC.

  DECEMBER 31, 2000

                                COUPON                    FACE
                                 RATE    MATURITY      AMOUNT (A)         VALUE
-----------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)
UK Treasury Note                6.500%  12/07/2003  GBP     1,042,000  $  1,608,253
                                                                       ------------
                                                                          1,934,967
                                                                       ------------
   Total (Cost - $88,934,266)                                            89,288,476
                                                                       ------------

U.S. GOVERNMENT AGENCY AND TREASURY OBLIGATIONS - 7.5%
FHLMC                           5.250%  01/15/2006  EUR     3,900,000     3,713,260
FHLMC                           5.750%  09/15/2010  EUR     3,800,000     3,659,085
U.S. Treasury Bond              6.125%  11/15/2027            450,000       484,345
U.S. Treasury Note              5.750%  08/15/2010          1,200,000     1,257,656
                                                                       ------------
   Total (Cost - $8,281,752)                                              9,114,346
                                                                       ------------
   TOTAL LONG-TERM INVESTMENTS
    (COST - $123,817,172)                                               124,335,243
                                                                       ------------

SHORT-TERM INVESTMENTS - 16.3%
Abbey National CP*              6.540%  01/12/2001          4,000,000     3,990,554
Bank of America Corp. CP*       6.610%  01/08/2001          4,000,000     3,993,389
Bank of Montreal Yankee CD      6.630%  01/12/2001          4,500,000     4,500,000
Lanhes Yankee CD                6.010%  09/04/2001          2,500,000     2,500,166
Royal Bank of Canada CP*        6.505%  02/13/2001          4,000,000     3,967,475
U.S. Treasury Bill@*            5.980%  03/22/2001            800,000       790,011
                                                                       ------------
   Total (Cost - $19,742,197)                                            19,741,595
                                                                       ------------
TOTAL INVESTMENTS - 118.7%
(COST - $143,559,369)                                                   144,076,838
                                                                       ------------
LIABILITIES, NET OF OTHER
ASSETS - (18.7%)                                                        (22,699,745)
                                                                       ------------
NET ASSETS - 100.0%                                                    $121,377,093
                                                                       ============

FFTW FUNDS, INC.

  DECEMBER 31, 2000

Summary of Abbreviations
------------------------
CAD        Canadian Dollar
CP         Commercial Paper
DEM        German Deutschemark
DKK        Danish Krone
EUR        European Monetary Unit (Euro)
FHLMC      Federal Home Loan Mortgage Corp.
FRN        Floating Rate Note
GBP        Great British Pound
JPY        Japanese Yen
MTN        Medium-Term Note
           Obligations Assimilables du Tresor are French government
O.A.T.     long-term debt instruments.
SEK        Swedish Krona
           U.S. dollar denominated certificates of deposit issued by
Yankee CD  non-U.S. banks in the U.S.

(a)  Face amount shown in U.S. dollars unless otherwise indicated.
+ Security exempt from registration under Rule 144A or Section 4(2) of Securities Act of 1933. This security may only be sold in transactions exempt from registration, normally to qualified institutional buyers, and may be considered illiquid. At December 31, 2000, these securities were valued at $3,502,969, or 2.9% of net assets.
*    Interest rate shown represents yield to maturity at date of purchase.
@ Security, or a portion thereof, is held in a margin account as collateral for open financial futures contracts.

See Notes to Financial Statements.

FFTW FUNDS, INC.

  EMERGING MARKETS PORTFOLIO - SCHEDULE OF INVESTMENTS
  DECEMBER 31, 2000

                                COUPON                  FACE
                                 RATE     MATURITY   AMOUNT (A)      VALUE
-----------------------------------------------------------------------------

LONG-TERM INVESTMENTS - 96.9%

SOVEREIGN DEBT OBLIGATIONS - 96.9%

ARGENTINA - 13.7%
Republic of Argentina           11.750%  04/07/2009   4,000,000   $ 3,698,052
Republic of Argentina           11.750%  06/15/2015   2,000,000     1,815,000
Republic of Argentina (FRN)      7.375%  03/31/2005   1,440,000     1,313,198
                                                                  -----------
                                                                    6,826,250
                                                                  -----------

BRAZIL - 21.2%
Republic of Brazil               7.625%  04/15/2024   2,000,000     1,525,000
Republic of Brazil              11.000%  08/17/2040   5,000,000     4,075,000
Republic of Brazil              14.500%  10/15/2009   4,500,000     4,968,000
                                                                  -----------
                                                                   10,568,000
                                                                  -----------

BULGARIA - 5.3%
Bulgaria Discount Bond, Ser. A
 (FRN)                           7.063%  07/28/2024   3,500,000     2,650,623
                                                                  -----------

MALAYSIA - 4.4%
Malaysia Global Government
 Bond                            8.750%  06/01/2009   2,000,000     2,168,800
                                                                  -----------

MEXICO - 15.6%
United Mexican States            9.875%  01/15/2007   2,000,000     2,125,000
United Mexican States           11.500%  05/15/2026   3,000,000     3,637,500
United Mexican States, Ser. C    6.201%  12/31/2019   2,000,000     2,000,478
                                                                  -----------
                                                                    7,762,978
                                                                  -----------

PERU - 5.2%
Republic of Peru (FRN)           4.500%  03/07/2017   3,000,000     1,935,000
Republic of Peru Discount Bond   7.625%  03/08/2027   1,000,000       670,000
                                                                  -----------
                                                                    2,605,000
                                                                  -----------

(THE) PHILIPPINES - 3.2%
Republic of Philippines          9.875%  01/15/2019   2,000,000     1,605,000
                                                                  -----------

FFTW FUNDS, INC.

  DECEMBER 31, 2000

                                COUPON                  FACE
                                 RATE     MATURITY   AMOUNT (A)      VALUE
-----------------------------------------------------------------------------

RUSSIA - 16.5%
Russian Federation Bond,
 Eurodollar                      2.500%  03/31/2030   7,000,000   $ 2,616,600
Russian Federation Bond,
 Eurodollar                      8.250%  03/31/2010   4,500,000     2,807,100
Russian Federation Bond, Ser.
 REGS - Eurodollar              11.750%  06/10/2003   3,000,000     2,793,000
                                                                  -----------
                                                                    8,216,700
                                                                  -----------

TURKEY - 6.6%
Republic of Turkey              12.375%  06/15/2009   3,500,000     3,274,950
                                                                  -----------

VENEZUELA - 5.2%
Republic of Venezuela            9.250%  09/15/2027   1,500,000       967,500
Republic of Venezuela, Ser. DL
 (FRN)                           7.875%  12/18/2007   1,999,965     1,609,972
                                                                  -----------
                                                                    2,577,472
                                                                  -----------
   Total (Cost - $47,415,446)                                      48,255,773
                                                                  -----------

WARRANTS - 0.0%

NIGERIA - 0.0%
Central Bank of Nigeria          0.000%  11/15/2020       3,000             0
                                                                  -----------

VENEZUELA - 0.0%
Republic of Venezuela            0.000%  04/15/2020      44,625             0
                                                                  -----------
   Total (Cost - $0)                                                        0
                                                                  -----------
TOTAL INVESTMENTS - 96.9%
(COST - $47,415,446)                                               48,255,773
                                                                  -----------
OTHER ASSETS, NET OF
LIABILITIES - 3.1%                                                  1,551,545
                                                                  -----------
NET ASSETS - 100.0%                                               $49,807,318
                                                                  ===========

Summary of Abbreviations
------------------------
FRN  Floating Rate Note

(a)  Face amount shown in U.S. dollars unless otherwise indicated.

See Notes to Financial Statements.

FFTW FUNDS, INC.

  STATEMENTS OF ASSETS AND LIABILITIES
  DECEMBER 31, 2000                                              U.S. PORTFOLIOS

                                     U.S. SHORT-TERM  LIMITED DURATION  MORTGAGE-BACKED
                                        PORTFOLIO        PORTFOLIO         PORTFOLIO
---------------------------------------------------------------------------------------
ASSETS
-----------------------------------
Investments in securities, at value
 (Cost - $379,610,301, $94,524,490
 and $536,469,534, respectively)      $381,608,231      $ 95,737,604     $538,947,528
Cash and cash equivalents                        -         4,673,657          216,275
Receivable for securities sold                   -             4,476      128,471,900
Receivable for fund shares sold                  -            68,836                -
Receivable from Investment Adviser          12,667             8,340                -
Interest receivable                      1,480,895           756,599        2,236,153
Variation margin receivable                 20,178             4,141                -
Other receivables                                -                 -           52,767
                                      ------------      ------------     ------------
 Total assets                          383,121,971       101,253,653      669,924,623
                                      ------------      ------------     ------------
LIABILITIES
-----------------------------------
Payable for securities purchased                 -                 -      295,504,550
Payable for fund shares redeemed                 -         3,749,385                -
Securities sold short, at value
 (proceeds - $0, $0 and
 $23,592,651, respectively)                      -                 -       23,559,630
Variation margin payable                         -                 -           35,313
Interest payable on securities sold
 short                                           -                 -          624,405
Distribution payable                        89,848             1,046                -
Payable for reverse repurchase
 agreement                               8,004,734                 -       14,008,167
Due to bank                              4,148,813                 -                -
Payable to Investment Adviser                    -                 -            4,757
Accrued expenses and other
 liabilities                                11,385            19,100           46,782
                                      ------------      ------------     ------------
 Total liabilities                      12,254,780         3,769,531      333,783,604
                                      ------------      ------------     ------------
NET ASSETS                            $370,867,191      $ 97,484,122     $336,141,019
----------                            ============      ============     ============
SHARES OUTSTANDING (PAR VALUE
$0.001)                                 38,211,217         9,900,873       33,747,921
-----------------------------------   ============      ============     ============
NET ASSET VALUE PER SHARE             $       9.71      $       9.85     $       9.96
-------------------------             ============      ============     ============
COMPONENTS OF NET ASSETS AS OF
DECEMBER 31, 2000 WERE AS FOLLOWS:
-----------------------------------
Paid-in capital                       $386,448,444      $ 98,283,459     $353,181,090
Undistributed (distributions in
 excess of) investment income, net         271,066                (1)       1,196,676
Accumulated net realized loss on
 investments, short sales and
 financial futures and options
 contracts                             (17,954,084)       (2,027,498)     (20,140,883)
Net unrealized appreciation on
 investments, short sales and
 financial futures and options
 contracts                               2,101,765         1,228,162        1,904,136
                                      ------------      ------------     ------------
                                      $370,867,191      $ 97,484,122     $336,141,019
                                      ============      ============     ============

See Notes to Financial Statements.

FFTW FUNDS, INC.

  DECEMBER 31, 2000                            GLOBAL & INTERNATIONAL PORTFOLIOS

                                      GLOBAL TACTICAL       WORLDWIDE     WORLDWIDE-HEDGED
                                     EXPOSURE PORTFOLIO     PORTFOLIO        PORTFOLIO
------------------------------------------------------------------------------------------
ASSETS
-----------------------------------
Investments in securities, at value
 (Cost - $75,820,380, $177,137,400
 and $242,254,823, respectively)        $72,024,489       $178,114,412      $243,921,194
Cash and cash equivalents                10,065,611         29,694,261        44,151,337
Cash on deposit at broker                 2,924,718            303,000           475,000
Foreign cash (Cost - $1,228,347,
 $1,250,897 and $1,534,430,
 respectively)                            1,184,955          1,210,373         1,647,157
Receivable from Investment Adviser           13,661                  -                 -
Interest receivable                       1,233,182          2,034,302         2,211,150
Net unrealized appreciation of
 forward foreign exchange contracts       2,151,260          1,947,800         1,991,772
Other receivables                                 -                  -             4,160
                                        -----------       ------------      ------------
 Total assets                            89,597,876        213,304,148       294,401,770
                                        -----------       ------------      ------------
LIABILITIES
-----------------------------------
Payable for securities purchased         12,436,566         50,635,375        76,919,605
Variation margin payable                    819,743            725,794           897,602
Net unrealized depreciation of
 forward foreign exchange contracts       1,664,358          3,357,407         5,537,887
Distribution payable                         25,990             73,782                 -
Fair value of swap contracts              2,773,592                  -                 -
Payable to Investment Adviser                     -             17,665             1,995
Accrued expenses and other
 liabilities                                 21,464             20,325            48,326
                                        -----------       ------------      ------------
 Total liabilities                       17,741,713         54,830,348        83,405,415
                                        -----------       ------------      ------------
NET ASSETS                              $71,856,163       $158,473,800      $210,996,355
----------                              ===========       ============      ============
SHARES OUTSTANDING (PAR VALUE
$0.001)                                   8,152,413         17,790,009        19,561,403
-----------------------------------     ===========       ============      ============
NET ASSET VALUE PER SHARE               $      8.81       $       8.91      $      10.79
-------------------------               ===========       ============      ============
COMPONENTS OF NET ASSETS AS OF
DECEMBER 31, 2000 WERE AS FOLLOWS:
-----------------------------------
Paid-in capital                         $82,792,618       $164,280,640      $217,723,586
Undistributed (distributions in
 excess of) investment income, net         (874,731)           (14,880)        1,379,127
Accumulated net realized loss on
 investments, financial futures,
 swap and options contracts and
 foreign currency-related
 transactions                            (6,773,032)        (5,689,877)       (6,765,948)
Net unrealized depreciation on
 investments, financial futures and
 swap contracts and translation of
 other assets and liabilities
 denominated in foreign currency         (3,288,692)          (102,083)       (1,340,410)
                                        -----------       ------------      ------------
                                        $71,856,163       $158,473,800      $210,996,355
                                        ===========       ============      ============

See Notes to Financial Statements.

FFTW FUNDS, INC.

  DECEMBER 31, 2000                            GLOBAL & INTERNATIONAL PORTFOLIOS

                                          INTERNATIONAL  EMERGING MARKETS
                                            PORTFOLIO       PORTFOLIO
-------------------------------------------------------------------------
ASSETS
----------------------------------------
Investments in securities, at value
 (Cost - $143,559,369 and $47,415,446,
 respectively)                            $144,076,838     $48,255,773
Cash and cash equivalents                   10,834,675         590,266
Cash on deposit at broker                      265,584               -
Foreign cash (Cost - $674,369 and $0,
 respectively)                                 641,283               -
Receivable for fund shares sold                 54,622               -
Receivable from Investment Adviser               9,022           2,763
Interest receivable                          2,392,609       1,194,526
Net unrealized appreciation of forward
 foreign exchange contracts                  1,443,118               -
Other receivables                                    -           6,134
                                          ------------     -----------
 Total assets                              159,717,751      50,049,462
                                          ------------     -----------
LIABILITIES
----------------------------------------
Payable for securities purchased            33,910,390               -
Payable for fund shares redeemed               709,268               -
Variation margin payable                       550,776               -
Net unrealized depreciation of forward
 foreign exchange contracts                  3,143,312               -
Distribution payable                            18,364         124,499
Accrued taxes                                        -          69,666
Accrued expenses and other liabilities           8,548          47,979
                                          ------------     -----------
 Total liabilities                          38,340,658         242,144
                                          ------------     -----------
NET ASSETS                                $121,377,093     $49,807,318
----------                                ============     ===========
SHARES OUTSTANDING (PAR VALUE $0.001)       14,846,048       6,419,882
------------------------------------      ============     ===========
NET ASSET VALUE PER SHARE                 $       8.18     $      7.76
-------------------------                 ============     ===========
COMPONENTS OF NET ASSETS AS OF DECEMBER
31, 2000 WERE AS FOLLOWS:
----------------------------------------
Paid-in capital                           $122,873,603     $81,427,102
Undistributed (distributions in excess
 of) investment income, net                    515,641        (124,499)
Accumulated net realized loss on
 investments, financial futures and
 foreign currency-related transactions      (1,309,726)    (32,335,612)
Net unrealized appreciation
 (depreciation) on investments,
 financial futures and translation of
 other assets and liabilities
 denominated in foreign currency              (702,425)        840,327
                                          ------------     -----------
                                          $121,377,093     $49,807,318
                                          ============     ===========

See Notes to Financial Statements.

FFTW FUNDS, INC.

  STATEMENTS OF OPERATIONS
  FOR THE YEAR ENDED DECEMBER 31, 2000                           U.S. PORTFOLIOS

                                     U.S. SHORT-TERM  LIMITED DURATION  MORTGAGE-BACKED
                                        PORTFOLIO        PORTFOLIO         PORTFOLIO
---------------------------------------------------------------------------------------

INVESTMENT INCOME
-----------------------------------
Interest                               $34,098,437       $6,168,546       $23,815,763
                                       -----------       ----------       -----------
EXPENSES
-----------------------------------
Investment advisory fees                 1,603,178          329,594           958,181
Administration fees                        280,558           49,452           167,821
Audit fees                                  31,933           28,461            47,900
Legal fees                                  43,747            7,771            29,968
Custodian fees                             163,162           48,883           158,299
Transfer agent fees                         25,156            4,717             1,751
Registration fees                            5,462           15,342             3,071
Directors' fees and expenses                50,790            9,119            33,078
Other fees and expenses                     58,239           10,582            37,111
                                       -----------       ----------       -----------
 Total operating expenses                2,262,225          503,921         1,437,180
Waiver of investment advisory fees        (856,244)        (221,412)         (638,787)
Waiver of administration fees              (70,000)               -                 -
                                       -----------       ----------       -----------
 Total fees waived                        (926,244)        (221,412)         (638,787)
                                       -----------       ----------       -----------
 Operating expenses, net                 1,335,981          282,509           798,393
Interest Expense                             4,734                -            29,356
                                       -----------       ----------       -----------
 Total expenses                          1,340,715          282,509           827,749
                                       -----------       ----------       -----------
 Investment income, net                 32,757,722        5,886,037        22,988,014
                                       -----------       ----------       -----------
NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS,
SHORT SALES AND FINANCIAL FUTURES
AND OPTIONS CONTRACTS
-----------------------------------
Net realized gain (loss) on
 investments                               (86,779)        (168,608)        4,907,296
Net realized loss on short sales                 -                -        (1,516,093)
Net realized gain (loss) on
 financial futures and options
 contracts                                (901,164)        (109,306)        1,314,565
Net change in unrealized
 appreciation on investments             3,607,155        2,127,034        10,198,873
Net change in unrealized
 appreciation on short sales                     -                -            33,021
Net change in unrealized
 appreciation (depreciation) on
 financial futures and options
 contracts                                 386,455           15,048        (1,410,921)
                                       -----------       ----------       -----------
Net realized and unrealized gain on
 investments, short sales and
 financial futures and options
 contracts                               3,005,667        1,864,168        13,526,741
                                       -----------       ----------       -----------
Net Increase in Net Assets
 Resulting from Operations             $35,763,389       $7,750,205       $36,514,755
                                       ===========       ==========       ===========

See Notes to Financial Statements.

FFTW FUNDS, INC.

  FOR THE YEAR ENDED DECEMBER 31, 2000         GLOBAL & INTERNATIONAL PORTFOLIOS

                                      GLOBAL TACTICAL      WORLDWIDE    WORLDWIDE-HEDGED
                                     EXPOSURE PORTFOLIO    PORTFOLIO       PORTFOLIO
----------------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------
Interest                                $11,810,662       $7,066,111      $12,414,272
                                        -----------       ----------      -----------
EXPENSES
-----------------------------------
Investment advisory fees                    420,324          460,852          820,572
Administration fees                          55,208           60,652          130,668
Audit fees                                   47,350           29,568           32,568
Legal fees                                   15,481            7,172           15,667
Custodian fees                               98,722           99,562          150,115
Transfer agent fees                           2,396            6,307            7,624
Registration fees                             3,889            9,304           10,127
Directors' fees and expenses                 14,266            9,552           19,189
Other fees and expenses                      13,227           12,670           21,721
                                        -----------       ----------      -----------
 Total operating expenses                   670,863          695,639        1,208,251
Waiver of investment advisory fees         (355,619)          (4,361)        (285,107)
                                        -----------       ----------      -----------
 Operating expenses, net                    315,244          691,278          923,144
Interest Expense                          4,794,867                -                -
                                        -----------       ----------      -----------
 Total expenses                           5,110,111          691,278          923,144
                                        -----------       ----------      -----------
Investment income, net                    6,700,551        6,374,833       11,491,128
                                        -----------       ----------      -----------
NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS, FINANCIAL
FUTURES, SWAP AND OPTIONS CONTRACTS
AND FOREIGN CURRENCY-RELATED
TRANSACTIONS
-----------------------------------
Net realized loss on investments         (8,381,300)      (1,862,681)      (5,523,778)
Net realized gain (loss) on
 financial futures, swap and
 options contracts                          111,701         (176,601)      (1,268,906)
Net realized gain (loss) on foreign
 currency-related transactions            2,469,225         (867,725)      13,290,392
Net change in unrealized
 appreciation on investments              1,081,718        3,869,517        7,322,041
Net change in unrealized
 depreciation on financial futures,
 swap and options contracts                (775,440)        (221,157)        (598,497)
Net change in unrealized
 appreciation (depreciation) on
 translation of other assets and
 liabilities denominated in foreign
 currency                                 2,597,991         (982,150)      (3,505,320)
                                        -----------       ----------      -----------
Net realized and unrealized gain
 (loss) on investments, financial
 futures, swap and options
 contracts and foreign
 currency-related transactions           (2,896,105)        (240,797)       9,715,932
                                        -----------       ----------      -----------
Net Increase in Net Assets
 Resulting from Operations              $ 3,804,446       $6,134,036      $21,207,060
                                        ===========       ==========      ===========

See Notes to Financial Statements.

FFTW FUNDS, INC.

  FOR THE YEAR ENDED DECEMBER 31, 2000         GLOBAL & INTERNATIONAL PORTFOLIOS

                                          INTERNATIONAL  EMERGING MARKETS
                                            PORTFOLIO       PORTFOLIO
-------------------------------------------------------------------------

INVESTMENT INCOME
----------------------------------------
Interest                                   $ 6,218,361      $8,885,101
                                           -----------      ----------

EXPENSES
----------------------------------------
Investment advisory fees                       430,006         601,452
Administration fees                             56,464          58,147
Audit fees                                      34,468          42,550
Legal fees                                       8,304           9,333
Custodian fees                                 104,500          85,880
Transfer agent fees                              7,183           2,311
Registration fees                               27,880           3,801
Directors' fees and expenses                    10,183           9,403
Other fees and expenses                         11,912           9,635
                                           -----------      ----------
 Total operating expenses                      690,900         822,512
Waiver of investment advisory fees             (45,892)              -
                                           -----------      ----------
 Operating expenses, net                       645,008         822,512
                                           -----------      ----------
Investment income, net                       5,573,353       8,062,589
                                           -----------      ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS,
FINANCIAL FUTURES AND FOREIGN
CURRENCY-RELATED TRANSACTIONS
----------------------------------------
Net realized loss on investments            (3,885,306)     (1,031,210)
Net realized gain (loss) on financial
 futures                                       133,511        (653,874)
Net realized loss on foreign
 currency-related transactions              (4,625,230)       (845,727)
Net change in unrealized appreciation on
 investments                                 3,117,126       1,859,801
Net change in unrealized appreciation
 (depreciation) on financial futures           (18,369)        684,816
Net change in unrealized depreciation on
 translation of other assets and
 liabilities denominated in foreign
 currency                                     (630,952)       (459,587)
                                           -----------      ----------
Net realized and unrealized loss on
 investments, financial futures and
 foreign currency-related transactions      (5,909,220)       (445,781)
                                           -----------      ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations                 $  (335,867)     $7,616,808
                                           ===========      ==========

See Notes to Financial Statements.

FFTW FUNDS, INC.

  STATEMENTS OF CHANGES IN NET ASSETS
                                                                 U.S. PORTFOLIOS

                                 U.S. SHORT-TERM PORTFOLIO     LIMITED DURATION PORTFOLIO
                                ----------------------------  ----------------------------
                                 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                DEC. 31, 2000  DEC. 31, 1999  DEC. 31, 2000  DEC. 31, 1999
------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
------------------------------
Investment income, net          $  32,757,722  $  33,728,992  $  5,886,037   $  4,970,725
Net realized loss on
 investments and financial
 futures and options contracts       (987,943)    (6,973,700)     (277,914)    (1,473,969)
Net change in unrealized
 appreciation (depreciation)
 on investments and financial
 futures contracts                  3,993,610       (218,178)    2,142,082       (933,568)
                                -------------  -------------  ------------   ------------
Net increase in net assets
 resulting from operations         35,763,389     26,537,114     7,750,205      2,563,188
                                -------------  -------------  ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
------------------------------
From investment income, net        32,760,877     33,728,992     5,886,038      4,970,725
                                -------------  -------------  ------------   ------------
Total Distributions                32,760,877     33,728,992     5,886,038      4,970,725
                                -------------  -------------  ------------   ------------
CAPITAL SHARE TRANSACTIONS,
NET                              (282,582,261)  (182,727,188)   (4,485,042)    12,991,549
------------------------------  -------------  -------------  ------------   ------------
Total increase (decrease) in
net assets                       (279,579,749)  (189,919,066)   (2,620,875)    10,584,012
                                -------------  -------------  ------------   ------------

NET ASSETS
------------------------------
Beginning of Year                 650,446,940    840,366,006   100,104,997     89,520,985
                                -------------  -------------  ------------   ------------
End of Year                     $ 370,867,191  $ 650,446,940  $ 97,484,122   $100,104,997
                                =============  =============  ============   ============
UNDISTRIBUTED (DISTRIBUTIONS
IN EXCESS OF) INVESTMENT
INCOME, NET                     $     271,066  $     279,133  $         (1)  $          -
------------------------------

See Notes to Financial Statements.

FFTW FUNDS, INC.

                                                                 U.S. PORTFOLIOS

                                           MORTGAGE-BACKED PORTFOLIO
                                          ----------------------------
                                           YEAR ENDED     YEAR ENDED
                                          DEC. 31, 2000  DEC. 31, 1999
----------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
----------------------------------------
Investment income, net                    $ 22,988,014   $  36,992,426
Net realized gain (loss) on investments,
 short sales and financial futures and
 options contracts                           4,705,768     (21,132,605)
Net change in unrealized appreciation
 (depreciation) on investments, short
 sales and financial futures and options
 contracts                                   8,820,973      (5,202,823)
                                          ------------   -------------
Net increase in net assets resulting
 from operations                            36,514,755      10,656,998
                                          ------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS
----------------------------------------
From investment income, net                 23,951,969      39,460,236
From net realized gain on investments,
 short sales and financial futures and
 options contracts                                   -       1,307,032
                                          ------------   -------------
Total Distributions                         23,951,969      40,767,268
                                          ------------   -------------

CAPITAL SHARE TRANSACTIONS, NET           25,313,035      (486,991,142)
----------------------------------------
                                          ------------   -------------
Total increase (decrease) in net assets     37,875,821    (517,101,412)

NET ASSETS
----------------------------------------
Beginning of Year                          298,265,198     815,366,610
                                          ------------   -------------
End of Year                               $336,141,019   $ 298,265,198
                                          ============   =============
UNDISTRIBUTED INVESTMENT INCOME, NET      $  1,196,676   $   1,602,830
---------------------------------------

See Notes to Financial Statements.

FFTW FUNDS, INC.

                                               GLOBAL & INTERNATIONAL PORTFOLIOS

                                  GLOBAL TACTICAL EXPOSURE
                                         PORTFOLIO                WORLDWIDE PORTFOLIO
                                ----------------------------  ----------------------------
                                 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                DEC. 31, 2000  DEC. 31, 1999  DEC. 31, 2000  DEC. 31, 1999
------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
------------------------------
Investment income, net          $  6,700,551   $  17,371,897  $  6,374,833    $ 3,033,333
Net realized loss on
 investments, financial
 futures, swap and options
 contracts and foreign
 currency-related transactions    (5,800,374)     13,269,015    (2,907,007)    (2,206,357)
Net change in unrealized
 appreciation (depreciation)
 on investments, financial
 futures and swap contracts
 and on translation of assets
 and liabilities denominated
 in foreign currency               2,904,269     (19,353,811)    2,666,210     (4,461,628)
                                ------------   -------------  ------------    -----------
Net increase (decrease) in net
 assets resulting from
 operations                        3,804,446      11,287,101     6,134,036     (3,634,652)
                                ------------   -------------  ------------    -----------

DISTRIBUTIONS TO SHAREHOLDERS
------------------------------
From investment income, net       18,366,609      17,233,430     2,572,276      4,356,934
In excess of investment
 income, net                               -               -     2,524,112              -
From paid in capital                 555,052               -     1,285,034              -
                                ------------   -------------  ------------    -----------
Total Distributions               18,921,661      17,233,430     6,381,422      4,356,934
                                ------------   -------------  ------------    -----------
CAPITAL SHARE TRANSACTIONS,
NET                              (44,770,492)   (286,275,510)   90,140,100      6,919,918
------------------------------  ------------   -------------  ------------    -----------
Total increase (decrease) in
 net assets                      (59,887,707)   (292,221,839)   89,892,714     (1,071,668)

NET ASSETS
------------------------------
Beginning of Year                131,743,870     423,965,709    68,581,086     69,652,754
                                ------------   -------------  ------------    -----------
End of Year                     $ 71,856,163   $ 131,743,870  $158,473,800    $68,581,086
                                ============   =============  ============    ===========
UNDISTRIBUTED (DISTRIBUTIONS
IN EXCESS OF)
INVESTMENT INCOME, NET          $   (874,731)  $  13,733,654  $    (14,880)   $   146,385
------------------------------

See Notes to Financial Statements.

FFTW FUNDS, INC.

                                               GLOBAL & INTERNATIONAL PORTFOLIOS

                                 WORLDWIDE-HEDGED PORTFOLIO     INTERNATIONAL PORTFOLIO
                                ----------------------------  ----------------------------
                                 YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                DEC. 31, 2000  DEC. 31, 1999  DEC. 31, 2000  DEC. 31, 1999
------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
------------------------------
Investment income, net          $ 11,491,128   $  8,716,264   $  5,573,353   $  3,828,509
Net realized gain (loss) on
 investments, financial
 futures and options contracts
 and foreign currency-related
 transactions                      6,497,708     (3,581,013)    (8,377,025)    (4,810,658)
Net change in unrealized
 appreciation (depreciation)
 on investments, financial
 futures and options contracts
 and on translation of assets
 and liabilities denominated
 in foreign currency               3,218,224     (5,499,117)     2,467,805     (4,455,567)
                                ------------   ------------   ------------   ------------
Net increase (decrease) in net
 assets resulting from
 operations                       21,207,060       (363,866)      (335,867)    (5,437,716)
                                ------------   ------------   ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
------------------------------
From investment income, net       17,103,980      9,960,603         18,364      3,828,509
In excess of investment
 income, net                               -              -        573,411              -
From paid in capital                       -              -      4,981,578              -
From net realized gain on
 investments, financial
 futures and options contracts
 and foreign currency-related
 transactions                              -         53,774              -              -
                                ------------   ------------   ------------   ------------
Total Distributions               17,103,980     10,014,377      5,573,353      3,828,509
                                ------------   ------------   ------------   ------------
CAPITAL SHARE TRANSACTIONS,
NET                               25,358,144     17,108,839     23,722,465     31,125,201
------------------------------  ------------   ------------   ------------   ------------
Total increase in net assets      29,461,224      6,730,596     17,813,245     21,858,976

NET ASSETS
------------------------------
Beginning of Year                181,535,131    174,804,535    103,563,848     81,704,872
                                ------------   ------------   ------------   ------------
End of Year                     $210,996,355   $181,535,131   $121,377,093   $103,563,848
                                ============   ============   ============   ============
UNDISTRIBUTED (DISTRIBUTIONS
IN EXCESS OF)
INVESTMENT INCOME, NET          $  1,379,127   $    377,668   $    515,641   $ (1,051,888)
------------------------

See Notes to Financial Statements.

FFTW FUNDS, INC.

                                               GLOBAL & INTERNATIONAL PORTFOLIOS

                                           EMERGING MARKETS PORTFOLIO
                                          ----------------------------
                                           YEAR ENDED     YEAR ENDED
                                          DEC. 31, 2000  DEC. 31, 1999
----------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
----------------------------------------
Investment income, net                    $  8,062,589   $ 19,107,924
Net realized loss on investments,
 financial futures and foreign
 currency-related transactions              (2,530,811)   (17,573,691)
Net change in unrealized appreciation on
 investments, financial futures and on
 translation of assets and liabilities
 denominated in foreign currency             2,085,030     15,393,253
                                          ------------   ------------
Net increase in net assets resulting
 from operations                             7,616,808     16,927,486
                                          ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
----------------------------------------
From investment income, net                    526,460     19,648,340
In excess of investment income, net            938,571              -
From paid in capital                         6,560,012              -
                                          ------------   ------------
Total Distributions                          8,025,043     19,648,340
                                          ------------   ------------
CAPITAL SHARE TRANSACTIONS, NET            (78,203,471)   (33,568,837)
--------------------------------          ------------   ------------
Total decrease in net assets               (78,611,706)   (36,289,691)

NET ASSETS
----------------------------------------
Beginning of Year                          128,419,024    164,708,715
                                          ------------   ------------
End of Year                               $ 49,807,318   $128,419,024
                                          ============   ============
DISTRIBUTIONS IN EXCESS OF INVESTMENT
INCOME, NET                               $   (124,499)  $ (2,864,693)
----------------------------------------

See Notes to Financial Statements.

FFTW FUNDS, INC.

  FINANCIAL HIGHLIGHTS
                                                       U.S. SHORT-TERM PORTFOLIO

                                          FOR THE YEAR ENDED
                           ------------------------------------------------
FOR A SHARE OUTSTANDING    DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,
THROUGHOUT THE PERIOD:       2000      1999      1998      1997      1996
---------------------------------------------------------------------------

PER SHARE DATA
-------------------------
Net asset value,
  beginning of period      $   9.65  $   9.76  $   9.77  $   9.85  $   9.88

INCREASE (DECREASE) FROM
INVESTMENT OPERATIONS
-------------------------
Investment income, net         0.59      0.51 *     0.54     0.57      0.55
Net realized and
  unrealized gain (loss)
  on investments,
  financial futures and
  options contracts and
  foreign currency
  related transactions         0.06     (0.11)    (0.01)    (0.08)    (0.03)
                           --------  --------  --------  --------  --------
Total from investment
  operations                   0.65      0.40      0.53      0.49      0.52
                           --------  --------  --------  --------  --------

LESS DISTRIBUTIONS
-------------------------
From investment income,
  net                          0.59      0.51      0.54      0.57      0.55
                           --------  --------  --------  --------  --------
Total distributions            0.59      0.51      0.54      0.57      0.55
                           --------  --------  --------  --------  --------
Net asset value, end of
  period                   $   9.71  $   9.65  $   9.76  $   9.77  $   9.85
                           ========  ========  ========  ========  ========
TOTAL RETURN                  6.99%     4.26%     5.59%     5.09%     5.45%
-------------------------

RATIOS/SUPPLEMENTAL DATA
-------------------------
Net assets, end of period
  (000's)                  $370,867  $650,447  $840,366  $486,906  $355,257
Ratio of operating
  expenses to average net
  assets, exclusive of
  interest expense (a)        0.25%     0.25%     0.25%     0.25%     0.27%
Ratio of operating
  expenses to average net
  assets, inclusive of
  interest expense (a)        0.25%     0.25%     0.25%     0.26%     0.40%
Ratio of investment
  income, net to average
  net assets (a)              6.13%     5.29%     5.48%     5.78%     5.62%
Decrease in above expense
  ratios due to waiver of
  investment advisory and
  administration fees         0.17%     0.18%     0.17%     0.18%     0.05%
Portfolio Turnover (b)         214%       N/A       N/A       N/A       N/A

--------------------------------------------------------------------------------

(a)  Net of waivers and reimbursements.
(b) Portfolio turnover was not calculated prior to the year-ended December, 31 2000 due to the Fund's investment in primarily short-term securities.
*    Calculation done based on average shares outstanding.

See Notes to Financial Statements.

FFTW FUNDS, INC.

                                                      LIMITED DURATION PORTFOLIO

                                          FOR THE YEAR ENDED
                           ------------------------------------------------
FOR A SHARE OUTSTANDING    DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,
THROUGHOUT THE PERIOD:       2000      1999      1998      1997      1996
---------------------------------------------------------------------------

PER SHARE DATA
-------------------------
Net asset value,
  beginning of period      $  9.66   $   9.93  $  9.93   $  9.93   $ 10.00

INCREASE (DECREASE) FROM
INVESTMENT OPERATIONS
-------------------------
Investment income, net        0.61       0.55 *    0.55     0.62      0.55
Net realized and
  unrealized gain (loss)
  on investments and
  financial futures
  contracts                   0.19      (0.27)    0.11      0.08     (0.04)
                           -------   --------  -------   -------   -------
Total from investment
  operations                  0.80       0.28     0.66      0.70      0.51
                           -------   --------  -------   -------   -------

LESS DISTRIBUTIONS
-------------------------
From investment income,
  net                         0.61       0.55     0.55      0.62      0.55
In excess of investment
  income, net                    -          -     0.00 **       -     0.00 **
From net realized gain on
  investments,
  and financial futures
  contracts                      -          -     0.11      0.08      0.03
                           -------   --------  -------   -------   -------
Total distributions           0.61       0.55     0.66      0.70      0.58
                           -------   --------  -------   -------   -------
Net asset value, end of
  period                   $  9.85   $   9.66  $  9.93   $  9.93   $  9.93
                           =======   ========  =======   =======   =======
TOTAL RETURN                 8.52%      2.88%    6.79%     7.21%     5.29%
-------------------------

RATIOS/SUPPLEMENTAL DATA
-------------------------
Net assets, end of period
  (000's)                  $97,484   $100,105  $89,521   $40,029   $42,100
Ratio of operating
  expenses to average net
  assets, exclusive of
  interest expense (a)       0.30%      0.30%    0.30%     0.30%     0.31%
Ratio of operating
  expenses to average net
  assets, inclusive of
  interest expense (a)       0.30%      0.30%    0.30%     0.60%     0.49%
Ratio of investment
  income, net to average
  net assets (a)             6.25%      5.60%    5.48%     6.10%     5.79%
Decrease in above expense
  ratios due to waiver of
  investment advisory
  fees and reimbursement
  of other expenses          0.24%      0.24%    0.22%     0.31%     0.15%
Portfolio Turnover            327%       823%   1,059%    1,292%    1,387%

--------------------------------------------------------------------------------

(a)  Net of waivers and reimbursements.
*    Calculation done based on average shares outstanding.
**   Rounds to less than $0.01.

See Notes to Financial Statements.

FFTW FUNDS, INC.

                                                       MORTGAGE-BACKED PORTFOLIO

                                     FOR THE YEAR ENDED
                           --------------------------------------     PERIOD FROM
FOR A SHARE OUTSTANDING    DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  APRIL 20, 1996* TO
THROUGHOUT THE PERIOD:       2000      1999      1998      1997    DECEMBER 31, 1996
-------------------------------------------------------------------------------------
PER SHARE DATA
-------------------------
Net asset value,
  beginning of period      $   9.64  $  10.18  $  10.30  $  10.16       $  10.00
INCREASE (DECREASE) FROM
INVESTMENT OPERATIONS
-------------------------
Investment income, net         0.70      0.61 **     0.68     0.68          0.41
Net realized and
  unrealized gain (loss)
  on investments, short
  sales, financial
  futures and options
  contracts                    0.35     (0.49)     0.07      0.32           0.23
                           --------  --------  --------  --------       --------
Total from investment
  operations                   1.05      0.12      0.75      1.00           0.64
                           --------  --------  --------  --------       --------
LESS DISTRIBUTIONS
-------------------------
From investment income,
  net                          0.73      0.64      0.65      0.63           0.41
In excess of investment
  income, net                     -         -         -      0.05           0.06
From net realized gain on
  investments, short
  sales, financial
  futures and options
  contracts                       -      0.02      0.22      0.18           0.01
                           --------  --------  --------  --------       --------
Total distributions            0.73      0.66      0.87      0.86           0.48
                           --------  --------  --------  --------       --------
Net asset value, end of
  period                   $   9.96  $   9.64  $  10.18  $  10.30       $  10.16
                           ========  ========  ========  ========       ========
TOTAL RETURN                 11.60%     1.21%     7.42%    10.19%          6.54% (c)
-------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------
Net assets, end of period
  (000's)                  $336,141  $298,265  $815,367  $655,271       $220,990
Ratio of operating
  expenses to average net
  assets, exclusive of
  interest expense (a)        0.25%     0.24%     0.23%     0.38%          0.45% (b)
Ratio of operating
  expenses to average net
  assets, inclusive of
  interest expense (a)        0.26%     0.24%     0.37%     0.47%          0.88% (b)
Ratio of investment
  income, net to average
  net assets (a)              7.20%     6.10%     6.33%     6.07%          7.61% (b)
Decrease in above expense
  ratios due to waiver of
  investment advisory
  fees and reimbursement
  of other expenses           0.20%     0.20%     0.20%     0.07%          0.10% (b)
Portfolio Turnover             699%      745%      843%    3,396%           590%

--------------------------------------------------------------------------------

(a)  Net of waivers and reimbursements.
(b)  Annualized.
(c)  Not annualized.
*    Commencement of Operations.
**   Calculation done using average shares outstanding.

See Notes to Financial Statements.

FFTW FUNDS, INC.

                                              GLOBAL TACTICAL EXPOSURE PORTFOLIO

                                          FOR THE YEAR ENDED
                           ------------------------------------------------
FOR A SHARE OUTSTANDING    DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,
THROUGHOUT THE PERIOD:       2000      1999      1998      1997      1996
---------------------------------------------------------------------------
PER SHARE DATA
-------------------------
Net asset value,
  beginning of period      $ 10.08   $  10.25  $  10.05  $   9.80  $  10.19
INCREASE (DECREASE) FROM
INVESTMENT OPERATIONS
-------------------------
Investment income, net        0.61 **     0.46 **     0.52 **     0.41     0.47
Net realized and
  unrealized gain (loss)
  on investments,
  financial futures and
  swap contracts and
  foreign currency
  related transactions       (0.15)     (0.17)     0.28      0.43     (0.15)
                           -------   --------  --------  --------  --------
Total from investment
  operations                  0.46       0.29      0.80      0.84      0.32
                           -------   --------  --------  --------  --------
LESS DISTRIBUTIONS
-------------------------
From investment income,
  net                         1.68       0.46      0.53      0.36      0.47
In excess of investment
  income, net                    -          -      0.00 (b)     0.17        -
From net realized gain on
  investments, financial
  futures and swap
  contracts and foreign
  currency related
  transactions                   -          -         -      0.06      0.05
In excess of net realized
  gain on investments,
  financial futures and
  swap contracts and
  foreign currency
  related transactions           -          -      0.07         -      0.09
From paid in capital          0.05          -         -         -      0.10
                           -------   --------  --------  --------  --------
Total distributions           1.73       0.46      0.60      0.59      0.71
                           -------   --------  --------  --------  --------
Net asset value, end of
  period                   $  8.81   $  10.08  $  10.25  $  10.05  $   9.80
                           =======   ========  ========  ========  ========
TOTAL RETURN                 4.76%      2.90%     8.20%     8.77%     3.18%
-------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------
Net assets, end of period
  (000's)                  $71,856   $131,744  $423,966  $283,005  $126,645
Ratio of operating
  expenses to average net
  assets, exclusive of
  interest expense (a)       0.30%      0.28%     0.27%     0.42%     0.60%
Ratio of operating
  expenses to average net
  assets, inclusive of
  interest expense (a)       4.86%      4.89%     5.54%     0.42%     0.60%
Ratio of investment
  income, net to average
  net assets (a)             6.38%      4.51%     5.14%     3.67%     4.65%
Decrease in above expense
  ratios due to waiver of
  investment advisory
  fees                       0.34%      0.30%     0.30%     0.16%     0.06%
Portfolio Turnover            627%       413%      766%      712%      784%

--------------------------------------------------------------------------------

(a)  Net of waivers and reimbursements.
(b)  Rounds to less than $0.01.
**   Calculation done based on average shares outstanding.

See Notes to Financial Statements.

FFTW FUNDS, INC.

                                                             WORLDWIDE PORTFOLIO

                                          FOR THE YEAR ENDED
                           ------------------------------------------------
FOR A SHARE OUTSTANDING    DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,
THROUGHOUT THE PERIOD:       2000      1999      1998      1997      1996
---------------------------------------------------------------------------
PER SHARE DATA
-------------------------
Net asset value,
  beginning of period      $   9.12  $ 10.28   $  9.42   $  9.64   $  9.83
                           --------  -------   -------   -------   -------
INCREASE (DECREASE) FROM
INVESTMENT OPERATIONS
-------------------------
Investment income, net         0.48 *    0.43 *    0.46     0.49      0.53
Net realized and
  unrealized gain (loss)
  on investments, and
  financial futures
  contracts and foreign
  currency related
  transactions                (0.21)   (0.98)     0.96     (0.22)     0.01
                           --------  -------   -------   -------   -------
Total from investment
  operations                   0.27    (0.55)     1.42      0.27      0.54
                           --------  -------   -------   -------   -------
LESS DISTRIBUTIONS
-------------------------
From investment income,
  net                          0.19     0.61      0.46      0.19      0.53
In excess of investment
  income, net                  0.19        -         -      0.11         -
From net realized gain on
  investments, and
  financial futures
  contracts and foreign
  currency related
  transactions                    -        -      0.10         -      0.09
From paid in capital           0.10        -         -      0.19      0.11
                           --------  -------   -------   -------   -------
Total distributions            0.48     0.61      0.56      0.49      0.73
                           --------  -------   -------   -------   -------
Net asset value, end of
  period                   $   8.91  $  9.12   $ 10.28   $  9.42   $  9.64
                           ========  =======   =======   =======   =======
TOTAL RETURN                  3.26%   (5.38%)   15.58%     2.93%     5.77%
-------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------
Net assets, end of period
  (000's)                  $158,474  $68,581   $69,653   $82,236   $74,939
Ratio of operating
  expenses to average net
  assets, exclusive of
  interest expense (a)        0.60%    0.60%     0.60%     0.60%     0.60%
Ratio of operating
  expenses to average net
  assets, inclusive of
  interest expense (a)        0.60%    0.60%     0.60%     0.60%     0.60%
Ratio of investment
  income, net to average
  net assets (a)              5.53%    4.51%     4.76%     5.21%     5.52%
Decrease in above expense
  ratios due to waiver of
  investment advisory
  fees and reimbursement
  of other expenses           0.00%+   0.03%     0.01%     0.02%     0.05%
Portfolio Turnover             493%     390%      668%      713%    1,126%

--------------------------------------------------------------------------------

(a)  Net of waivers and reimbursements.
*    Calculation done based on average shares outstanding.
+    Rounds to less than 0.01%.

See Notes to Financial Statements.

FFTW FUNDS, INC.

                                                      WORLDWIDE-HEDGED PORTFOLIO

                                          FOR THE YEAR ENDED
                           ------------------------------------------------
FOR A SHARE OUTSTANDING    DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,
THROUGHOUT THE PERIOD:       2000      1999      1998      1997      1996
---------------------------------------------------------------------------
PER SHARE DATA
-------------------------
Net asset value,
  beginning of period      $  10.58  $  11.19  $  11.23  $ 10.91   $ 10.85
INCREASE (DECREASE) FROM
INVESTMENT OPERATIONS
-------------------------
Investment income, net         0.60      0.51 *     0.59    0.53      0.62
Net realized and
  unrealized gain (loss)
  on investments, and
  financial futures
  contracts and foreign
  currency related
  transactions                 0.50     (0.53)     0.68     0.80      0.43
                           --------  --------  --------  -------   -------
Total from investment
  operations                   1.10     (0.02)     1.27     1.33      1.05
                           --------  --------  --------  -------   -------
LESS DISTRIBUTIONS
-------------------------
From investment income,
  net                          0.89      0.59      0.70     0.59      0.62
In excess of investment
  income, net                     -         -         -        -      0.37
In excess of net realized
  gain on investments,
  and financial futures
  contracts and foreign
  currency related
  transactions                    -      0.00 **     0.61    0.42        -
                           --------  --------  --------  -------   -------
Total distributions            0.89      0.59      1.31     1.01      0.99
                           --------  --------  --------  -------   -------
Net asset value, end of
  period                   $  10.79  $  10.58  $  11.19  $ 11.23   $ 10.91
                           ========  ========  ========  =======   =======
TOTAL RETURN                 10.79%    (0.19%)   11.53%   12.60%    10.03%
-------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------
Net assets, end of period
  (000's)                  $210,996  $181,535  $174,805  $80,390   $30,024
Ratio of operating
  expenses to average net
  assets, exclusive of
  interest expense(a)         0.45%     0.45%     0.45%    0.45%     0.45%
Ratio of operating
  expenses to average net
  assets, inclusive of
  interest expense(a)         0.45%     0.45%     0.45%    0.45%     0.45%
Ratio of investment
  income, net to average
  net assets(a)               5.60%     4.70%     4.85%    5.29%     5.71%
Decrease in above expense
  ratios due to waiver of
  investment advisory
  fees and reimbursement
  of other expenses           0.14%     0.14%     0.13%    0.20%     0.24%
Portfolio Turnover             549%      404%      745%     704%    1,087%

--------------------------------------------------------------------------------

(a)  Net of waivers and reimbursements.
*    Calculation done based on average shares outstanding.
**   Rounds to less than $0.01.

See Notes to Financial Statements.

FFTW FUNDS, INC.

                                                         INTERNATIONAL PORTFOLIO

                                     FOR THE YEAR ENDED
                           --------------------------------------     PERIOD FROM
FOR A SHARE OUTSTANDING    DEC. 31,  DEC. 31,  DEC. 31,  DEC. 31,   MAY 9, 1996* TO
THROUGHOUT THE PERIOD:       2000      1999      1998      1997    DECEMBER 31, 1996
------------------------------------------------------------------------------------
PER SHARE DATA
-------------------------
Net asset value,
  beginning of period      $   8.70  $   9.68  $  9.50   $ 10.20        $ 10.00
INCREASE (DECREASE) FROM
INVESTMENT OPERATIONS
-------------------------
Investment income, net         0.44      0.37 **    0.48    0.50           0.38
Net realized and
  unrealized gain (loss)
  on investments, and
  financial futures
  contracts and foreign
  currency related
  transactions                (0.54)    (0.98)    1.21     (0.56)          0.28
                           --------  --------  -------   -------        -------
Total from investment
  operations                  (0.10)    (0.61)    1.69     (0.06)          0.66
                           --------  --------  -------   -------        -------
LESS DISTRIBUTIONS
-------------------------
From investment income,
  net                          0.00(d)     0.37    0.45     0.14           0.38
In excess of investment
  income, net                  0.04         -     0.40         -              -
From net realized gain on
  investments, and
  financial futures
  contracts and foreign
  currency related
  transactions                    -         -     0.66      0.14           0.08
From paid in capital           0.38         -        -      0.36              -
                           --------  --------  -------   -------        -------
Total distributions            0.42      0.37     1.51      0.64           0.46
                           --------  --------  -------   -------        -------
Net asset value, end of
  period                   $   8.18  $   8.70  $  9.68   $  9.50        $ 10.20
                           ========  ========  =======   =======        =======
TOTAL RETURN                 (0.98%)   (6.34%)  18.35%    (0.43%)         6.66%(c)
-------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------
Net assets, end of period
  (000's)                  $121,377  $103,564  $81,705   $67,653        $35,746
Ratio of operating
  expenses to average net
  assets, exclusive of
  interest expense(a)         0.60%     0.60%    0.60%     0.60%          0.60%(b)
Ratio of operating
  expenses to average net
  assets, inclusive of
  interest expense(a)         0.60%     0.60%    0.60%     0.60%          0.60%(b)
Ratio of investment
  income, net to average
  net assets(a)               5.18%     4.13%    4.56%     5.19%          5.73%(b)
Decrease in above expense
  ratios due to waiver of
  investment advisory
  fees                        0.04%     0.00% #   0.03%    0.10%          0.32%(b)
Portfolio Turnover             508%      569%   1,049%      809%           539%

--------------------------------------------------------------------------------

(a)  Net of waivers and reimbursements.
(b)  Annualized.
(c)  Not Annualized.
(d)  Rounds to less than $0.01.
*    Commencement of Operations.
**   Calculation done based on average shares outstanding.
#    Rounds to less than 0.01%.

See Notes to Financial Statements.

FFTW FUNDS, INC.

                                                      EMERGING MARKETS PORTFOLIO

                                     FOR THE YEAR ENDED
                                ----------------------------      PERIOD FROM
FOR A SHARE OUTSTANDING         DEC. 31,  DEC. 31,  DEC. 31,  AUGUST 12, 1997* TO
THROUGHOUT THE PERIOD:            2000      1999      1998       DEC. 31, 1997
---------------------------------------------------------------------------------

PER SHARE DATA
------------------------------
Net asset value, beginning of
  period                        $  7.68   $   7.72  $   9.59       $  10.00

INCREASE (DECREASE) FROM
INVESTMENT OPERATIONS
------------------------------
Investment income, net             0.77 **     0.78 **     0.88          0.29
Net realized and unrealized
  gain (loss) on investments,
  short sales, financial
  futures and swap contracts
  and foreign currency related
  transactions                     0.08       0.05     (1.86)         (0.41)
                                -------   --------  --------       --------
Total from investment
  operations                       0.85       0.83     (0.98)         (0.12)
                                -------   --------  --------       --------

LESS DISTRIBUTIONS
------------------------------
From investment income, net        0.05       0.87      0.76           0.29
In excess of investment
  income, net                      0.09          -         -              -
From paid in capital               0.63          -      0.13              -
                                -------   --------  --------       --------
Total distributions                0.77       0.87      0.89           0.29
                                -------   --------  --------       --------
Net asset value, end of period  $  7.76   $   7.68  $   7.72       $   9.59
                                =======   ========  ========       ========
TOTAL RETURN                     11.41%     11.73%   (10.50%)        (1.20%) (b)

RATIOS/SUPPLEMENTAL DATA
------------------------------
Net assets, end of period
  (000's)                       $49,807   $128,419  $164,709       $111,043
Ratio of operating expenses to
  average net assets,
  exclusive of interest
  expense                         1.03%      1.01%     1.00%          1.03% (a)
Ratio of operating expenses to
  average net assets,
  inclusive of interest
  expense                         1.03%      1.07%     1.15%          1.03% (a)
Ratio of investment income,
  net to average net assets      10.05%     10.44%    10.52%          7.87% (a)
Portfolio Turnover                 169%       137%      157%            16%

--------------------------------------------------------------------------------

(a)  Annualized.
(b)  Not annualized.
*    Commencement of Operations.
**   Calculations done based on average shares outstanding.

See Notes to Financial Statements.

FFTW Funds, Inc.

  Notes to Financial Statements
  DECEMBER 31, 2000

1.  ORGANIZATION

FFTW Funds, Inc. (the "Fund") was organized as a Maryland corporation on February 23, 1989 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund currently has nineteen Portfolios, eight of which were active as of December 31, 2000. The eight active Portfolios are: U.S. Short-Term Portfolio ("U.S. Short-Term"); Limited Duration Portfolio ("Limited Duration"); Mortgage-Backed Portfolio ("Mortgage"); Global Tactical Exposure Portfolio ("Global Tactical Exposure"); Worldwide Portfolio ("Worldwide"); Worldwide-Hedged Portfolio ("Worldwide-Hedged"); International Portfolio ("International"); and Emerging Markets Portfolio ("Emerging Markets"). The Fund is managed by Fischer Francis Trees & Watts, Inc. (the "Investment Adviser").

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NET ASSET VALUE

The net asset value per share ("NAV") of each Portfolio is determined by adding the value of all of the assets of the Portfolio, subtracting all of the Portfolio's liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The NAV is calculated by the Fund's Accounting Agent as of 4:00 p.m. Eastern time on each Business Day (as that term is defined in the Fund's registration statement) for each Portfolio, other than Mortgage, Global Tactical Exposure and Emerging Markets. The NAV of Mortgage, Global Tactical Exposure and Emerging Markets is calculated by the Fund's Accounting Agent as of 4:00 p.m. Eastern time on the last Business Day of each month, on any other Business Days in which the Investment Adviser approves a purchase, and on each Business Day for which a redemption order has been placed.

SECURITIES

All securities transactions are recorded on a trade date basis. Interest income and expense are recorded on the accrual basis. The Fund amortizes discount or premium using the interest method on a daily basis to interest income. The Fund uses the specific identification method for determining gain or loss on sales of securities.

VALUATION

Readily marketable fixed-income securities are valued on the basis of prices provided by a pricing service when such prices are believed by the Investment Adviser to reflect the fair value of such securities. Securities traded on an exchange are valued at their last sales price on that exchange. Securities and other financial instruments for which over-the-counter market quotations are available are valued at the latest bid price (asked price for short sales). Time deposits and repurchase agreements are generally valued at their cost plus accrued interest. Securities for which market quotations are not readily available will be valued in good faith by methods approved by the Board of Directors. Securities with maturities less than 60 days are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

EXPENSES

Expenses directly attributed to each Portfolio in the Fund are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them based on their relative net asset values.

INCOME TAX

There is no provision for Federal income or excise tax since each Portfolio distributes all of its taxable income and qualifies or intends to qualify as a regulated investment company ("RIC") by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs.

FFTW FUNDS, INC.

  DECEMBER 31, 2000

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
At December 31, 2000, the Portfolio had the following capital loss carryforwards to offset future net capital gains, to the extent provided by regulations. Net realized losses attributable to security transactions October 31, 2000, are treated for federal income tax purposes as arising on the first day of the Portfolio's next fiscal year.

--------------------------------------------------------------------------
                                          CARRYFORWARD     EXPIRATION
               PORTFOLIO                    AMOUNT            DATE
--------------------------------------------------------------------------
U.S. Short-Term                            (1,021,947)  December 31, 2001
                                           (1,779,703)  December 31, 2002
                                           (1,335,380)  December 31, 2003
                                           (1,594,356)  December 31, 2004
                                           (2,647,239)  December 31, 2005
                                           (7,649,973)  December 31, 2007
                                           (1,768,492)  December 31, 2008
Limited Duration                           (1,379,329)  December 31, 2007
                                             (418,448)  December 31, 2008
Mortgage                                  (19,384,133)  December 31, 2007
Global Tactical Exposure                   (3,012,630)  December 31, 2008
Worldwide                                  (4,461,157)  December 31, 2002
                                           (1,302,476)  December 31, 2007
Worldwide-Hedged                           (5,224,592)  December 31, 2007
International                                (727,313)  December 31, 2007
Emerging Markets                             (745,596)  December 31, 2005
                                          (19,253,285)  December 31, 2006
                                          (12,029,850)  December 31, 2007

DIVIDENDS TO SHAREHOLDERS

It is the policy of the Portfolios, other than Mortgage, Global Tactical Exposure and Emerging Markets, to declare dividends daily from net investment income. Mortgage, Global Tactical Exposure and Emerging Markets declare dividends monthly from net investment income on the last Business Day of each month. Prior to June 1, 2000, it was also the policy of Global Tactical Exposure and Emerging Markets to declare dividends daily from net investment income. Dividends are paid in cash or reinvested monthly for all Portfolios. Distributions from net capital gains of each Portfolio, if any, are normally declared and paid annually, but each Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain may not be distributed.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with U.S. Federal income tax regulations and may differ from net investment income and realized gains recorded by a Portfolio for financial reporting purposes. Differences result primarily from the treatment of foreign currency transactions and timing differences related to recognition of income, and gains and losses from investment transactions. To the extent that those differences which are permanent in nature result in over distributions to shareholders, amounts are reclassified within the capital accounts based on their U.S. Federal tax basis treatment. Temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and net realized capital gains, respectively. To the extent that they

FFTW FUNDS, INC.

  DECEMBER 31, 2000

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital stock in excess of par.

During the year ended December 31, 2000, the Portfolios reclassified the following book to tax differences [increases (decreases)]:

-----------------------------------------------------------------------------
                                     UNDISTRIBUTED  ACCUMULATED      PAID
                                      INVESTMENT    NET REALIZED      IN
             PORTFOLIO               INCOME, NET     GAIN/LOSS     CAPITAL
-----------------------------------------------------------------------------
U.S. Short-Term                            (4,912)        4,912            -
Limited Duration                                -             -            -
Mortgage                                  557,800      (557,800)           -
Global Tactical Exposure               (2,387,275)    2,942,329     (555,054)
Worldwide                                (154,676)    3,857,987   (3,703,311)
Worldwide-Hedged                        6,614,311    (6,614,311)           -
International                           1,567,529     8,394,206   (9,961,735)
Emerging Markets                        2,702,648     4,899,250   (7,601,899)

CURRENCY TRANSLATION

Assets and liabilities denominated in foreign currencies and commitments under forward foreign exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at exchange rates prevailing when accrued. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized gains or losses on foreign currency-related transactions arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received. Net unrealized appreciation or depreciation on other assets and liabilities denominated in foreign currency arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rates.

ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, financial highlights and notes thereto. Actual results could differ from those estimates.

3.  INVESTMENT ADVISORY AGREEMENTS AND AFFILIATED TRANSACTIONS

The Fund's Board of Directors has approved investment advisory agreements (the "Agreements") with the Investment Adviser. The investment advisory fees to be paid to the Investment Adviser are computed daily at annual

FFTW FUNDS, INC.

  DECEMBER 31, 2000

3. INVESTMENT ADVISORY AGREEMENTS AND AFFILIATED TRANSACTIONS (CONTINUED) rates set forth below. The fees are payable quarterly for U.S. Short-Term and Worldwide, and monthly for Limited Duration, Mortgage, Global Tactical Exposure, Worldwide-Hedged, International, and Emerging Markets.

From time to time, the Investment Adviser has agreed to waive its investment advisory fee and reimburse the Portfolios for any expenses (exclusive of interest, taxes, brokerage commissions and other extraordinary expenses) in excess of certain specified amounts. The table below summarizes the current investment advisory fee arrangement for the year ended December 31, 2000 (reflecting certain waivers), the investment advisory fee per the Agreements and the current expense cap as percentages of average daily net assets. All waiver and expense cap agreements are in effect until further notice.

-----------------------------------------------------------------------------
                                      INVESTMENT          2000        CURRENT
                                       ADVISORY         INVESTMENT    EXPENSE
             PORTFOLIO               FEE PER AGREEMENT  ADVISORY FEE   CAP
-----------------------------------------------------------------------------
U.S. Short-Term                               0.30%          0.15%     0.25%
Limited Duration                              0.35%          0.15%     0.30%
Mortgage                                      0.30%          0.10%     0.25%
Global Tactical Exposure                      0.40%          0.10%     0.30%
Worldwide                                     0.40%          0.40%     0.60%
Worldwide-Hedged                              0.40%          0.25%     0.45%
International                                 0.40%          0.40%     0.60%
Emerging Markets                              0.75%          0.75%     1.50%

Directors who are not employees of the Investment Adviser receive an annual retainer of $35,000 payable quarterly. On November 22, 1999, the directors established the position of lead independent director. The lead independent director acts as spokesperson for the remaining independent directors. The lead independent director receives additional compensation of $8,750 on an annual basis, which is payable quarterly. Directors' fees of $155,580 were allocated among the Portfolios and paid for the year ended December 31, 2000.

On May 29, 1998, Investors Capital Services, Inc. became a wholly-owned subsidiary of Investors Bank & Trust Company (IBT), which is a wholly-owned subsidiary of Investors Financial Services Co., Inc. IBT serves as the Funds' custodian and accounting agent. Fees paid for services rendered by IBT are based upon assets of the Portfolios and on transactions entered into by the Portfolios during the year. Fees paid to IBT by the Portfolios are reflected as administration, custody and transfer agent fees in the statement of operations.

As of December 31, 2000 the Investment Adviser had discretionary investment advisory agreements with shareholders of the Fund that represent 58.58% of the Fund's total net assets and therefore, the investment adviser may be deemed a control person.

FFTW FUNDS, INC.

  DECEMBER 31, 2000

4.  INVESTMENT TRANSACTIONS

The cost of investments for Federal income tax purposes and the components of net unrealized appreciation (depreciation) on investments for Federal income tax purposes at December 31, 2000 for each of the Portfolios were as follows:

-------------------------------------------------------------------------------------
                                    TAX           TAX
                                UNREALIZED    UNREALIZED                     TAX
          PORTFOLIO             APPRECIATION  DEPRECIATION      NET          COST
-------------------------------------------------------------------------------------
U.S. Short-Term                  $2,355,983    $  362,647   $ 1,993,336  $379,614,895
Limited Duration                  1,155,553       157,114       998,439    94,739,165
Mortgage                          5,583,168     4,236,030     1,347,138   537,600,390
Global Tactical Exposure          1,203,905     5,286,309    (4,082,404)   76,106,893
Worldwide                         3,072,591     2,407,200       655,391   177,449,021
Worldwide-Hedged                  5,405,095     4,270,023     1,135,072   242,786,122
International                     3,541,989     3,613,635       (71,646)  144,148,484
Emerging Markets                    978,332       413,582       564,750    47,691,023

Purchase costs and proceeds from sales of investment securities (including U.S. Government securities), other than short-term investments, for the year ended December 31, 2000 for each of the Portfolios were as follows:

---------------------------------------------------------------------------------------
                                          PURCHASE COST OF       PROCEEDS FROM SALES OF
               PORTFOLIO                  INVESTMENT SECURITIES  INVESTMENT SECURITIES
---------------------------------------------------------------------------------------
Limited Duration                             $  317,920,070          $  333,667,759
Mortgage                                      3,552,142,518           3,555,862,762
Mortgage (short sale transactions*)           1,175,127,109           1,153,050,551
Global Tactical Exposure                        764,151,835             803,722,255
Worldwide                                       781,951,835             663,924,163
Worldwide-Hedged                              1,395,401,450           1,305,475,055
International                                   752,174,957             673,327,408
Emerging Markets                                136,309,298             195,885,849

*    Securities sold but not yet purchased.

Mortgage is engaged in short-selling which obligates Mortgage to borrow the security and then replace the security borrowed by purchasing the security at current market value. Mortgage would incur a loss if the price of the security increases between the date of the short sale and the date on which Mortgage purchases the security to cover the short sale. Mortgage would realize a gain if the price of the security declines between those dates. While Mortgage has a borrowed security, Mortgage will maintain daily, a segregated account with a broker and/or custodian, of cash

FFTW FUNDS, INC.

  DECEMBER 31, 2000

4.  INVESTMENT TRANSACTIONS (CONTINUED)

and/or liquid securities sufficient to cover its short position. At December 31, 2000 the Fund held the following short positions:

------------------------------------------------------------------------------------
   FACE                                                                 UNREALIZED
  AMOUNT                SECURITY              PROCEEDS    MARKET VALUE  APPRECIATION
------------------------------------------------------------------------------------
$20,000,000  FNMA Global Bond, 7.125% due
             02/15/05                        $21,071,449  $21,043,740     $27,709
   2,310,00  FNMA Sovereign Agency, 7.250%
             due 01/15/10                      2,521,202    2,515,890       5,312
                                             -----------  -----------     -------
                                             $23,592,651  $23,559,630     $33,021
                                             ===========  ===========     =======

5.  FORWARD FOREIGN EXCHANGE CONTRACTS

Each Portfolio may enter into forward foreign exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings with counterparties which the Portfolio's Investment Adviser has deemed creditworthy. A forward foreign exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. These contracts are valued daily, and the Portfolio's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rate at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities and in the statement of operations as unrealized gains and losses. Realized gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency-related transactions in the statement of operations. The Portfolio's custodian will place and maintain cash not available for investment, U.S. Government securities, or other appropriate liquid, unencumbered securities in a separate account of the Portfolio having a value equal to the aggregate amount of the Portfolio's commitments under certain open forward foreign exchange contracts. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

FFTW FUNDS, INC.

  DECEMBER 31, 2000

5.  FORWARD FOREIGN EXCHANGE CONTRACTS (CONTINUED)
At December 31, 2000, Global Tactical Exposure had outstanding forward foreign exchange contracts, both to purchase and sell foreign currencies, as follows:

-------------------------------------------------------------------------------------------------------------
                                                                                                UNREALIZED
  CONTRACT                                                              COST/                  APPRECIATION
   AMOUNT                                                             PROCEEDS       VALUE     (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------

FORWARD FOREIGN EXCHANGE BUY CONTRACTS
-------------------------------------------------------------------------------------------------------------
    3,528,362    Australian Dollar closing 2/26/01                   $ 1,856,203  $ 1,961,340   $   105,137
    1,484,279    British Pound Sterling closing 2/26/01                2,139,395    2,219,473        80,078
    1,362,841    Canadian Dollar closing 2/26/01                         890,716      908,394        17,678
   29,550,988    Euro Dollar closing 2/26/01                          25,645,923   27,815,340     2,169,417
1,966,830,976    Japanese Yen closing 2/26/01                         18,571,341   17,387,586    (1,183,755)

FORWARD FOREIGN EXCHANGE SELL CONTRACTS
-------------------------------------------------------------------------------------------------------------
    2,000,000    Australian Dollar closing 2/26/01                     1,064,960    1,111,757       (46,797)
   33,366,817    Danish Krone closing 2/26/01                          3,861,900    4,205,271      (343,371)
   14,114,819    Euro Dollar closing 2/26/01                          12,289,200   13,285,799      (996,599)
1,374,606,600    Japanese Yen closing 2/26/01                         12,814,805   12,152,082       662,723
                                                                                                -----------
                                                                                                $   464,511
                                                                                                ===========

----------------------------------------------------------------------------------------------------------------
                                                                                                    UNREALIZED
CONTRACT   CURRENCY TO      COST/                   CONTRACT   CURRENCY TO    COST/                 APPRECIATION
 AMOUNT      DELIVER      PROCEEDS       VALUE       AMOUNT      RECEIVE     PROCEEDS     VALUE     (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------

FORWARD CROSS CURRENCY CONTRACTS
----------------------------------------------------------------------------------------------------------------
5,085,360  British        $7,253,368   $7,604,242   8,400,000  Euro Dollar  $7,253,368  $7,906,634   $ 302,392
           Pound                                               closing
           Sterling                                            2/26/01
           closing
           2/26/01
7,450,000  Euro Dollar     6,543,015    7,012,432   4,502,333  British       6,543,015   6,732,431    (280,001)
           closing                                             Pound
           2/26/01                                             Sterling
                                                               closing
                                                               2/26/01
                                                                                                     ---------
                                                                                                     $  22,391
                                                                                                     =========

FFTW FUNDS, INC.

  DECEMBER 31, 2000

5.  FORWARD FOREIGN EXCHANGE CONTRACTS (CONTINUED)
At December 31, 2000, Worldwide had outstanding forward foreign exchange contracts, both to purchase and sell foreign currencies, as follows:

-------------------------------------------------------------------------------------------------------------
                                                                                                UNREALIZED
  CONTRACT                                                              COST/                  APPRECIATION
   AMOUNT                                                             PROCEEDS       VALUE     (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------

FORWARD FOREIGN EXCHANGE BUY CONTRACTS
-------------------------------------------------------------------------------------------------------------
    1,050,000    Australian Dollar closing 2/26/01                   $   556,710  $   583,672   $    26,962
    2,132,732    British Pound Sterling closing 2/26/01                3,059,618    3,189,118       129,500
    2,076,397    Canadian Dollar closing 2/26/01                       1,357,078    1,384,012        26,934
   48,325,259    Euro Dollar closing 2/26/01                          42,391,064   45,486,923     3,095,859
3,733,721,738    Japanese Yen closing 2/26/01                         35,217,486   33,007,619    (2,209,867)
    3,725,255    Swedish Krona closing 2/26/01                           374,774      396,363        21,589

FORWARD FOREIGN EXCHANGE SELL CONTRACTS
-------------------------------------------------------------------------------------------------------------
    1,050,000    Australian Dollar closing 2/26/01                       559,104      583,672       (24,568)
   14,772,787    Danish Krone closing 2/26/01                          1,731,051    1,861,837      (130,786)
   40,830,190    Euro Dollar closing 2/26/01                          35,522,282   38,432,070    (2,909,788)
1,203,558,400    Japanese Yen closing 2/26/01                         11,229,832   10,639,946       589,886
                                                                                                -----------
                                                                                                $(1,384,279)
                                                                                                ===========

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   UNREALIZED
CONTRACT         CURRENCY TO           COST/                  CONTRACT     CURRENCY TO      COST/                 APPRECIATION
 AMOUNT            DELIVER            PROCEEDS     VALUE       AMOUNT        RECEIVE       PROCEEDS     VALUE     (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------

FORWARD CROSS CURRENCY CONTRACTS
---------------------------------------------------------------------------------------------------------------------------------
3,331,075  British Pound Sterling    $4,749,229  $4,981,025   5,500,000  Euro Dollar      $4,749,229  $5,176,963     $ 195,938
           closing 2/26/01                                               closing 2/26/01
5,850,000  Euro Dollar                5,136,444   5,506,406   3,534,453  British Pound     5,136,444   5,285,140      (221,266)
           closing 2/26/01                                               Sterling
                                                                         closing 2/26/01
                                                                                                                     ---------
                                                                                                                     $ (25,328)
                                                                                                                     =========

FFTW FUNDS, INC.

  DECEMBER 31, 2000

5.  FORWARD FOREIGN EXCHANGE CONTRACTS (CONTINUED)
At December 31, 2000, Worldwide-Hedged had outstanding forward foreign exchange contracts, both to purchase and sell foreign currencies, as follows:

--------------------------------------------------------------------------------------------------------------
                                                                                                 UNREALIZED
   CONTRACT                                                              COST/                  APPRECIATION
    AMOUNT                                                             PROCEEDS       VALUE     (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------

FORWARD FOREIGN EXCHANGE BUY CONTRACTS
--------------------------------------------------------------------------------------------------------------
     1,500,000    Australian Dollar closing 2/26/01                   $   795,300  $   833,818   $    38,518
    50,158,198    Euro Dollar closing 2/26/01                          44,188,651   47,212,207     3,023,556

FORWARD FOREIGN EXCHANGE SELL CONTRACTS
--------------------------------------------------------------------------------------------------------------
     1,500,000    Australian Dollar closing 2/26/01                       798,720      833,818       (35,098)
     5,526,052    British Pound Sterling closing 2/26/01                7,930,271    8,263,218      (332,947)
    45,576,419    Danish Krone closing 2/26/01                          5,275,049    5,744,065      (469,016)
    89,138,109    Euro Dollar closing 2/26/01                          77,197,900   83,902,671    (6,704,771)
 2,007,927,762    Japanese Yen closing 2/26/01                         18,794,581   17,750,898     1,043,683
    11,462,230    Swedish Krona closing 2/26/01                         1,154,698    1,219,568       (64,870)
                                                                                                 -----------
                                                                                                 $(3,500,945)
                                                                                                 ===========

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   UNREALIZED
CONTRACT         CURRENCY TO           COST/                  CONTRACT     CURRENCY TO      COST/                 APPRECIATION
 AMOUNT            DELIVER            PROCEEDS     VALUE       AMOUNT        RECEIVE       PROCEEDS     VALUE     (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------

FORWARD CROSS CURRENCY CONTRACTS
---------------------------------------------------------------------------------------------------------------------------------
3,692,940  British Pound Sterling    $5,267,326  $5,522,129   6,100,000  Euro Dollar      $5,267,326  $5,741,722     $ 219,593
           closing 2/26/01                                               closing 2/26/01
7,000,000  Euro Dollar                6,146,172   6,588,862   4,229,260  British Pound     6,146,172   6,324,099      (264,763)
           closing 2/26/01                                               Sterling
                                                                         closing 2/26/01
                                                                                                                     ---------
                                                                                                                     $ (45,170)
                                                                                                                     =========

FFTW FUNDS, INC.

  DECEMBER 31, 2000

5.  FORWARD FOREIGN EXCHANGE CONTRACTS (CONTINUED)
At December 31, 2000, International had outstanding forward foreign exchange contracts, both to purchase and sell foreign currencies, as follows:

--------------------------------------------------------------------------------------------------------------
                                                                                                 UNREALIZED
   CONTRACT                                                              COST/                  APPRECIATION
    AMOUNT                                                             PROCEEDS       VALUE     (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------

FORWARD FOREIGN EXCHANGE BUY CONTRACTS
--------------------------------------------------------------------------------------------------------------
     4,362,667    Australian Dollar closing 2/26/01                   $ 2,295,372  $ 2,425,113   $   129,741
     3,760,047    British Pound Sterling closing 2/26/01                5,407,944    5,622,475       214,531
    29,060,355    Euro Dollar closing 2/26/01                          25,400,982   27,353,524     1,952,542
 4,334,061,541    Japanese Yen closing 2/26/01                         40,963,761   38,314,867    (2,648,894)
    10,918,628    Swedish Krona closing 2/26/01                         1,098,453    1,161,729        63,276

FORWARD FOREIGN EXCHANGE SELL CONTRACTS
--------------------------------------------------------------------------------------------------------------
     2,500,000    Australian Dollar closing 2/26/01                     1,331,200    1,389,696       (58,496)
     8,640,923    Danish Krone closing 2/26/01                          1,000,107    1,089,029       (88,922)
    26,505,376    Euro Dollar closing 2/26/01                          23,109,293   24,948,609    (1,839,316)
 1,099,726,399    Japanese Yen closing 2/26/01                         10,307,732    9,722,029       585,703
                                                                                                 -----------
                                                                                                 $(1,689,835)
                                                                                                 ===========

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   UNREALIZED
CONTRACT         CURRENCY TO           COST/                  CONTRACT     CURRENCY TO      COST/                 APPRECIATION
 AMOUNT            DELIVER            PROCEEDS     VALUE       AMOUNT        RECEIVE       PROCEEDS     VALUE     (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------

FORWARD CROSS CURRENCY CONTRACTS
---------------------------------------------------------------------------------------------------------------------------------
3,238,890  British Pound Sterling    $4,619,704  $4,843,178   5,350,000  Euro Dollar      $4,619,704  $5,035,773     $ 192,595
           closing 2/26/01                                               closing 2/26/01
5,400,000  Euro Dollar                4,742,588   5,082,837   3,263,436  British Pound     4,742,588   4,879,883      (202,954)
           closing 2/26/01                                               Sterling
                                                                         closing 2/26/01
                                                                                                                     ---------
                                                                                                                     $ (10,359)
                                                                                                                     =========

Each Portfolio may enter into foreign currency transactions on the spot markets (foreign currency translations that settle in two days) in order to pay for foreign investment purchases or to convert to U.S. dollars the proceeds from foreign investment sales or coupon interest receipts. At December 31, 2000, no Portfolio had an outstanding purchase or sale of foreign currency on the spot markets.

6.  FINANCIAL FUTURES CONTRACTS

Each Portfolio may enter into financial futures contracts with counterparties which the Portfolio's Investment Adviser has deemed creditworthy, to hedge its interest rate and foreign currency risk. Hedging theoretically reduces market risk, and exposure exists to the extent there is a related imperfect correlation. The use of futures contracts involves the risk of imperfect correlation in movement in the price of futures contracts and interest rates compared to the underlying hedged assets.

FFTW FUNDS, INC.

  DECEMBER 31, 2000

6.  FINANCIAL FUTURES CONTRACTS (CONTINUED)
Investments in financial futures contracts require the Portfolio to "mark to market" open financial futures contracts on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin is paid or received to reflect daily unrealized gains or losses. When the contracts are closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. These investments require initial margin deposits which consist of cash or eligible securities. At December 31, 2000, the Portfolios placed U.S. Treasury Bills, other liquid securities or cash in segregated accounts for the benefit of the futures clearing broker at the Portfolio's custodian with respect to their financial futures contracts as follows:

---------------------------------------------------------------------
                                                    DECEMBER 31, 2000
                    PORTFOLIO                       COLLATERAL VALUE
---------------------------------------------------------------------
U.S. Short-Term                                        $2,210,171
Limited Duration                                          392,920
Mortgage                                               11,640,231
Global Tactical Exposure                                2,468,785
Worldwide                                                 691,703
Worldwide-Hedged                                        1,187,460
International                                             790,011

As of December 31, 2000, US. Short-Term had the following open financial futures contracts:

------------------------------------------------------------------------------
                                                  NOTIONAL      UNREALIZED
                                                  VALUE OF      APPRECIATION
CONTRACTS                                         CONTRACTS     (DEPRECIATION)
------------------------------------------------------------------------------

LONG FUTURES CONTRACTS:
------------------------------------------------------------------------------
           March 2001 5-Year U.S. Treasury
     45    Notes                                 $  4,660,312      $105,920
    450    March 2002 EuroDollars                 106,273,125       639,085

SHORT FUTURES CONTRACTS:
------------------------------------------------------------------------------
     87    March 2001 Eurodollars                  20,468,925       (45,074)
     10    December 2001 Eurodollars                2,361,500       (47,181)
    450    March 2003 Eurodollars                 105,930,000      (548,915)
                                                                   --------
                                                                   $103,835
                                                                   ========

FFTW FUNDS, INC.

  DECEMBER 31, 2000

6.  FINANCIAL FUTURES CONTRACTS (CONTINUED)
As of December 31, 2000, Limited Duration had the following open financial futures contracts:

-----------------------------------------------------------------------------
                                                  NOTIONAL     UNREALIZED
                                                  VALUE OF     APPRECIATION
CONTRACTS                                        CONTRACTS     (DEPRECIATION)
-----------------------------------------------------------------------------

LONG FUTURES CONTRACTS:
-----------------------------------------------------------------------------
           March 2001 2-Year U.S. Treasury
     54    Notes                                 $10,970,437     $  43,745
     80    March 2002 EuroDollars                 18,893,000       127,063

SHORT FUTURES CONTRACTS:
-----------------------------------------------------------------------------
           March 2001 5-Year U.S. Treasury
     41    Notes                                   4,246,063       (45,073)
     80    March 2003 Eurodollars                 18,832,000      (110,687)
                                                                 ---------
                                                                 $  15,048
                                                                 =========

As of December 31, 2000, Mortgage had the following open financial futures contracts:

-----------------------------------------------------------------------------
                                                  NOTIONAL     UNREALIZED
                                                  VALUE OF     APPRECIATION
CONTRACTS                                        CONTRACTS     (DEPRECIATION)
-----------------------------------------------------------------------------

LONG FUTURES CONTRACTS:
-----------------------------------------------------------------------------
           March 2001 10-Year U.S. Treasury
    284    Notes                                 $29,780,063     $ 347,436

SHORT FUTURES CONTRACTS:
-----------------------------------------------------------------------------
           March 2001 2-Year U.S. Treasury
     42    Notes                                   8,532,562       (97,359)
           March 2001 5-Year U.S. Treasury
    534    Notes                                  55,302,375      (856,955)
                                                                 ---------
                                                                 $(606,878)
                                                                 =========

As of December 31, 2000, Global Tactical Exposure had the following open financial futures contracts:

--------------------------------------------------------------------------
                                                 NOTIONAL
                                                 VALUE OF     UNREALIZED
CONTRACTS                                        CONTRACTS    DEPRECIATION
--------------------------------------------------------------------------

SHORT FUTURES CONTRACTS:
--------------------------------------------------------------------------
     12    March 2001 Euro BOBL                  $1,194,784     $(13,103)
                                                                --------

FFTW FUNDS, INC.

  DECEMBER 31, 2000

6.  FINANCIAL FUTURES CONTRACTS (CONTINUED)
As of December 31, 2000, Worldwide had the following open financial futures contracts:

-----------------------------------------------------------------------------
                                                  NOTIONAL     UNREALIZED
                                                  VALUE OF     APPRECIATION
CONTRACTS                                        CONTRACTS     (DEPRECIATION)
-----------------------------------------------------------------------------

LONG FUTURES CONTRACTS:
-----------------------------------------------------------------------------
           March 2001 5-Year U.S. Treasury
    150    Notes                                 $15,534,375      $362,442
     34    March 2001 Euro BOBL                    3,385,221        45,667
      4    March 2001 U.S. Long Bonds                418,500        (2,272)

SHORT FUTURES CONTRACTS:
-----------------------------------------------------------------------------
           March 2001 10-Year U.S. Treasury
    200    Notes                                  20,971,875      (429,399)
      3    March 2001 British Long Gilts             517,380        (6,050)
                                                                  --------
                                                                  $(29,612)
                                                                  ========

As of December 31, 2000, Worldwide-Hedged had the following open financial futures contracts:

----------------------------------------------------------------------------
                                                 NOTIONAL     UNREALIZED
                                                 VALUE OF     APPRECIATION
CONTRACTS                                        CONTRACTS    (DEPRECIATION)
----------------------------------------------------------------------------

LONG FUTURES CONTRACTS:
----------------------------------------------------------------------------
     24    March 2001 Euro BOBL                  $2,389,568     $  32,235

SHORT FUTURES CONTRACTS:
----------------------------------------------------------------------------
           March 2001 10-Year U.S. Treasury
     30    Notes                                  3,145,781       (51,261)
     27    March 2001 British Long Gilts          4,656,424       (55,483)
     22    March 2001 U.S. Long Bonds             2,301,750       (60,404)
                                                                ---------
                                                                $(134,913)
                                                                =========

As of December 31, 2000, International had the following open financial futures contracts:

--------------------------------------------------------------------------
                                                 NOTIONAL
                                                 VALUE OF     UNREALIZED
CONTRACTS                                        CONTRACTS    DEPRECIATION
--------------------------------------------------------------------------

SHORT FUTURES CONTRACTS:
--------------------------------------------------------------------------
      7    March 2001 British Long Gilts         $1,207,221    $ (14,409)
     81    March 2001 Euro BOBL                   8,064,790      (88,443)
                                                               ---------
                                                               $(102,852)
                                                               =========

FFTW FUNDS, INC.

  DECEMBER 31, 2000

7.  CAPITAL STOCK TRANSACTIONS

As of December 31, 2000, there were 5,000,000,000 shares of $0.001 par value capital stock authorized.

Transactions in capital stock for U.S. Short-Term were as follows for the periods indicated:

-----------------------------------------------------------------------------------------
                                         YEAR ENDED                   YEAR ENDED
                                     DECEMBER 31, 2000             DECEMBER 31, 1999
                                ----------------------------  ---------------------------
                                   SHARES         AMOUNT        SHARES         AMOUNT
-----------------------------------------------------------------------------------------
Shares sold                     420,497,053   $4,060,905,572  604,668,913  $5,863,374,459
Shares issued related to
  reinvestment of dividends       3,296,063      31,840,381    3,459,023       33,530,633
                                ------------  --------------  -----------  --------------
                                423,793,116   4,092,745,953   608,127,936   5,896,905,092
Shares redeemed                 452,992,618   4,375,328,214   626,803,398   6,079,632,280
                                ------------  --------------  -----------  --------------
Net decrease                    (29,199,502)  $(282,582,261)  (18,675,462) $ (182,727,188)
                                ============  ==============  ===========  ==============

Transactions in capital stock for Limited Duration were as follows for the periods indicated:

-------------------------------------------------------------------------------
                                      YEAR ENDED               YEAR ENDED
                                   DECEMBER 31, 2000       DECEMBER 31, 1999
                                -----------------------  ----------------------
                                  SHARES      AMOUNT      SHARES      AMOUNT
-------------------------------------------------------------------------------
Shares sold                     3,170,629   $30,578,206  9,005,840  $88,352,801
Shares issued related to
  reinvestment of dividends       607,207   5,883,690     505,491     4,941,241
                                ----------  -----------  ---------  -----------
                                3,777,836   36,461,896   9,511,331   93,294,042
Shares redeemed                 4,238,478   40,946,938   8,161,803   80,302,493
                                ----------  -----------  ---------  -----------
Net increase (decrease)          (460,642)  $(4,485,042) 1,349,528  $12,991,549
                                ==========  ===========  =========  ===========

Transactions in capital stock for Mortgage were as follows for the periods indicated:

------------------------------------------------------------------------------------
                                       YEAR ENDED                 YEAR ENDED
                                   DECEMBER 31, 2000          DECEMBER 31, 1999
                                ------------------------  --------------------------
                                  SHARES       AMOUNT       SHARES        AMOUNT
------------------------------------------------------------------------------------
Shares sold                     12,947,385  $127,300,000           -   $           -
Shares issued related to
  reinvestment of dividends     2,475,629    23,970,402    3,855,269      38,275,178
                                ----------  ------------  -----------  -------------
                                15,423,014  151,270,402    3,855,269      38,275,178
Shares redeemed                 12,615,028  125,957,367   53,000,715     525,266,320
                                ----------  ------------  -----------  -------------
Net increase (decrease)         2,807,986   $25,313,035   (49,145,446) $(486,991,142)
                                ==========  ============  ===========  =============

FFTW FUNDS, INC.

  DECEMBER 31, 2000

7.  CAPITAL STOCK TRANSACTIONS (CONTINUED)
Transactions in capital stock for Global Tactical Exposure were as follows for the periods indicated:

------------------------------------------------------------------------------------
                                       YEAR ENDED                 YEAR ENDED
                                   DECEMBER 31, 2000          DECEMBER 31, 1999
                                ------------------------  --------------------------
                                  SHARES       AMOUNT       SHARES        AMOUNT
------------------------------------------------------------------------------------
Shares sold                             -   $        -     3,712,375   $  38,000,000
Shares issued related to
  reinvestment of dividends     2,104,394   18,820,915     1,663,328      16,960,963
                                ----------  ------------  -----------  -------------
                                2,104,394   18,820,915     5,375,703      54,960,963
Shares redeemed                 7,020,027   63,591,407    33,678,625     341,236,473
                                ----------  ------------  -----------  -------------
Net decrease                    (4,915,633) $(44,770,492) (28,302,922) $(286,275,510)
                                ==========  ============  ===========  =============

Transactions in capital stock for Worldwide were as follows for the periods indicated:

--------------------------------------------------------------------------------
                                       YEAR ENDED               YEAR ENDED
                                   DECEMBER 31, 2000        DECEMBER 31, 1999
                                ------------------------  ----------------------
                                  SHARES       AMOUNT      SHARES      AMOUNT
--------------------------------------------------------------------------------
Shares sold                     11,398,694  $100,183,349  839,957    $ 7,922,263
Shares issued related to
  reinvestment of dividends       563,455     4,929,103   268,901      2,541,613
                                ----------  ------------  ---------  -----------
                                11,962,149  105,112,452   1,108,858   10,463,876
Shares redeemed                 1,691,978    14,972,352   363,580      3,543,958
                                ----------  ------------  ---------  -----------
Net increase                    10,270,171  $90,140,100   745,278    $ 6,919,918
                                ==========  ============  =========  ===========

Transactions in capital stock for Worldwide-Hedged were as follows for the periods indicated:

------------------------------------------------------------------------------
                                      YEAR ENDED              YEAR ENDED
                                  DECEMBER 31, 2000       DECEMBER 31, 1999
                                ----------------------  ----------------------
                                 SHARES      AMOUNT      SHARES      AMOUNT
------------------------------------------------------------------------------
Shares sold                     3,436,573  $36,598,979  4,423,094  $48,206,643
Shares issued related to
  reinvestment of dividends     1,579,761  16,958,571   917,109      9,937,225
                                ---------  -----------  ---------  -----------
                                5,016,334  53,557,550   5,340,203   58,143,868
Shares redeemed                 2,606,423  28,199,406   3,808,644   41,035,029
                                ---------  -----------  ---------  -----------
Net increase                    2,409,911  $25,358,144  1,531,559  $17,108,839
                                =========  ===========  =========  ===========

FFTW FUNDS, INC.

  DECEMBER 31, 2000

7.  CAPITAL STOCK TRANSACTIONS (CONTINUED)
Transactions in capital stock for International were as follows for the periods indicated:

------------------------------------------------------------------------------
                                      YEAR ENDED              YEAR ENDED
                                  DECEMBER 31, 2000       DECEMBER 31, 1999
                                ----------------------  ----------------------
                                 SHARES      AMOUNT      SHARES      AMOUNT
------------------------------------------------------------------------------
Shares sold                     3,783,208  $30,413,703  3,963,200  $35,606,252
Shares issued related to
  reinvestment of dividends     673,206    5,462,883    429,515      3,827,646
                                ---------  -----------  ---------  -----------
                                4,456,414  35,876,586   4,392,715   39,433,898
Shares redeemed                 1,514,911  12,154,121   925,952      8,308,697
                                ---------  -----------  ---------  -----------
Net increase                    2,941,503  $23,722,465  3,466,763  $31,125,201
                                =========  ===========  =========  ===========

Transactions in capital stock for Emerging Markets were as follows for the periods indicated:

-----------------------------------------------------------------------------------
                                       YEAR ENDED                 YEAR ENDED
                                    DECEMBER 31, 2000         DECEMBER 31, 1999
                                -------------------------  ------------------------
                                  SHARES        AMOUNT       SHARES       AMOUNT
-----------------------------------------------------------------------------------
Shares sold                      3,737,113   $29,000,000   9,878,273   $ 75,900,000
Shares issued related to
  reinvestment of dividends        967,878     7,417,660   2,568,485     19,223,364
                                -----------  ------------  ----------  ------------
                                 4,704,991    36,417,660   12,446,758    95,123,364
Shares redeemed                 15,002,708   114,621,131   17,078,248   128,692,201
                                -----------  ------------  ----------  ------------
Net decrease                    (10,297,717) $(78,203,471) (4,631,490) $(33,568,837)
                                ===========  ============  ==========  ============

8.  REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

Each Portfolio may enter into repurchase and reverse repurchase agreements. Under a repurchase agreement, a bank or securities firm which the Portfolio's Investment Adviser has deemed creditworthy (that is a dealer in U.S. Government securities reporting to the Federal Reserve Bank of New York) agrees to sell U.S. Government securities to a Portfolio and repurchase such securities from such Portfolio at a mutually agreed upon price and date. Under a reverse repurchase agreement, a primary or reporting dealer in U.S. Government securities purchases U.S. Government securities from a Portfolio and the Portfolio agrees to repurchase the securities for an agreed price at a later date. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Portfolio may decline below the price of the securities that the Portfolio is obligated to repurchase. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, such Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. When a Portfolio engages in reverse repurchase transactions, the Portfolio will maintain, in a segregated account with its custodian, cash or securities equal in value to those subject to the reverse repurchase agreement. Each Portfolio

FFTW FUNDS, INC.

  DECEMBER 31, 2000

8. REPURCHASE AND REVERSE REPURCHASE AGREEMENTS (CONTINUED) will engage in repurchase and reverse repurchase transactions with parties selected on the basis of such party's creditworthiness.

For the year ended December 31, 2000, the average amount of reverse repurchase agreements outstanding for Mortgage was $424,317, with an average interest rate of 6.80% and interest expense of $29,356. The average amount of reverse repurchase agreements outstanding for U.S. Short Term was $21,858, with an average interest rate of 7.10% and interest expense of $4,734.

9.  OPTIONS TRANSACTIONS

For hedging purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is limited to the premium paid whether or not the option is exercised. In addition, each Portfolio bears the risk of a change in the market value of the underlying securities should the counterparty to an option contract fail to perform.

Put and call options purchased are accounted for in the same manner as portfolio securities. Investments in option contracts require the Portfolio to "mark to market" option contracts on a daily basis which reflects the change in the market value of the contracts at the close of each day's trading. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of purchased put options are decreased by the premiums paid.

When a Portfolio writes an option, the premium received by such Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, also is treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

FFTW FUNDS, INC.

  DECEMBER 31, 2000

9.  OPTIONS TRANSACTIONS (CONTINUED)
A summary of put and call options written by U.S. Short-Term for the year ended December 31, 2000 is as follows:

----------------------------------------------------------------------
                                      CALLS                PUTS
                                ------------------  ------------------
                                 # OF                # OF
                                CONTRACTS PREMIUMS  CONTRACTS PREMIUMS
----------------------------------------------------------------------
OUTSTANDING, BEGINNING OF YEAR       -    $     -        -    $      -
OPTIONS WRITTEN
----------------------------------------------------------------------
Euro Dollars                     2,125    892,500    1,700     488,750

OPTIONS CLOSED
----------------------------------------------------------------------
Euro Dollars                     2,125    892,500    1,700     488,750
                                 -----    --------   -----    --------
OUTSTANDING, END OF YEAR             -    $     -        -    $      -
                                 =====    ========   =====    ========

Net realized gain on written options transactions for the year ended December 31, 2000 was $161,951.

A summary of put and call options written by Mortgage for the year ended December 31, 2000 is as follows:

--------------------------------------------------------------------
                                      CALLS              PUTS
                                -----------------  -----------------
                                # OF               # OF
                                CONTRACTS PREMIUMS CONTRACTS PREMIUMS
--------------------------------------------------------------------
OUTSTANDING, BEGINNING OF YEAR      -     $    -       -     $     -
OPTIONS WRITTEN
--------------------------------------------------------------------
U.S. Long Bonds                    39      9,750      39      10,969

OPTIONS CLOSED
--------------------------------------------------------------------
U.S. Long Bonds                    39      9,750      39      10,969
                                   --     ------      --     -------
OUTSTANDING, END OF YEAR            -     $    -       -     $     -
                                   ==     ======      ==     =======

Net realized gain on written options transactions for the year ended December 31, 2000 was $20,283.

FFTW FUNDS, INC.

  DECEMBER 31, 2000

9.  OPTIONS TRANSACTIONS (CONTINUED)
A summary of put and call options written by Worldwide for the year ended December 31, 2000 is as follows:

--------------------------------------------------------------------
                                      CALLS              PUTS
                                -----------------  -----------------
                                # OF               # OF
                                CONTRACTS PREMIUMS CONTRACTS PREMIUMS
--------------------------------------------------------------------
OUTSTANDING, BEGINNING OF YEAR      -      $  -        -     $    -
OPTIONS WRITTEN
--------------------------------------------------------------------
U.S. Long Bonds                     4       978        4      1,103

OPTIONS CLOSED
--------------------------------------------------------------------
U.S. Long Bonds                     4       978        4      1,103
                                   --      ----       --     ------
OUTSTANDING, END OF YEAR            -      $  -        -     $    -
                                   ==      ====       ==     ======

Net realized gain on written options transactions for the year ended December 31, 2000 was $2,080.

A summary of put and call options written by Worldwide-Hedged for the year ended December 31, 2000 is as follows:

--------------------------------------------------------------------
                                      CALLS              PUTS
                                -----------------  -----------------
                                # OF               # OF
                                CONTRACTS PREMIUMS CONTRACTS PREMIUMS
--------------------------------------------------------------------
OUTSTANDING, BEGINNING OF YEAR      -     $    -       -     $    -
OPTIONS WRITTEN
--------------------------------------------------------------------
U.S. Long Bonds                     6      1,466       6      1,654

OPTIONS CLOSED
--------------------------------------------------------------------
U.S. Long Bonds                     6      1,466       6      1,654
                                   --     ------      --     ------
OUTSTANDING, END OF YEAR            -     $    -       -     $    -
                                   ==     ======      ==     ======

Net realized gain on written options transactions for the year ended December 31, 2000 was $3,120.

10.  SWAP TRANSACTIONS

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Risks include a possibility that no liquid market exists for these obligations, the counterparty may default on its obligation, or unfavorable changes may exist in the value of underlying securities or indices related to a swap contract. The loss incurred by the failure of a counter-party generally is limited to the net payment to be received by a Portfolio, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counter-party to a swap contract in evaluating overall potential risk.

FFTW FUNDS, INC.

  DECEMBER 31, 2000

10.  SWAP TRANSACTIONS (CONTINUED)
Global Tactical Exposure entered into a swap agreement under which it agrees to pay the return of a specified global index in exchange for an interest payment based on the London Interbank Offered Rate (LIBOR). The effect of the swap is to hedge the market exposure imbedded in the Portfolio for a current market interest return, plus (or minus) any incremental return achieved in excess of the index return. This type of transaction also serves to hedge currency exposure. The index used pursuant to this hedging technique is the JP Morgan Non-U.S. Traded Total Return Government Bond Index (Unhedged) ("JP Morgan Index").

Global Tactical Exposure Portfolio records swaps contracts at the discounted present value of the expected future cash flows of the contracts provided by the counter-party. Cash paid or received is based on the spread between the monthly change of the JP Morgan Index and LIBOR. The JP Morgan Index consists of an interest expense component (recorded as an offset to interest income) and a capital component (recorded as net realized gain or loss on investments). Income received based on Libor is recorded as interest income. The Portfolio records a net receivable or payable based on the daily fluctuation between LIBOR and the JP Morgan Index. The Portfolio records unrealized gain or loss on the difference between the present value of the swaps contracts and the accrued payable or receivable.

At December 31, 2000, Global Tactical Exposure had one outstanding swap contract with Morgan Guaranty Trust Company of New York broken down into three components with the following terms:

--------------------------------------------------------------------------------------------------
 NOTIONAL    TERMINATION             PAYMENT MADE                       PAYMENTS RECEIVED
  AMOUNT        DATE               BY THE PORTFOLIO                     BY THE PORTFOLIO
--------------------------------------------------------------------------------------------------
$15,000,000    2/2/02         % change in JP Morgan Index               LIBOR minus .27%
  4,000,000    11/5/01        % change in JP Morgan Index               LIBOR minus .325%
 51,950,000    11/5/01        % change in JP Morgan Index               LIBOR minus .33%

11.  INTEREST ONLY AND PRINCIPAL ONLY SECURITIES

Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the mortgage assets ("POs"), while the other class receives most, if not all, of the interest ("IOs"). POs do not pay interest, their returns are solely based on payment of principal at maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to fully recoup its initial investment in an IO. The fair market value of these securities is unusually volatile in response to changes in interest rates. Mortgage invests in IO and PO securities whose issuers are deemed creditworthy by the Investment Adviser.

12.  SEGREGATION OF ASSETS

It is the policy of each of the Fund's Portfolios to have its custodian segregate certain assets to cover portfolio transactions which are deemed to create leverage under Section 18(f) of the Investment Company Act of 1940. Given certain operational efficiencies it is impractical to specify individual securities to be used for segregation purposes except for the initial margin of futures contracts. Therefore, the Fund's custodian has been instructed to segregate all assets on a settled basis. The Portfolios will not enter into transactions deemed to create leverage in excess of each Portfolio's ability to segregate up to 100% of its segregated settled assets.

FFTW FUNDS, INC.

  REPORT OF INDEPENDENT AUDITORS
  DECEMBER 31, 2000
To the Shareholders and
Board of Directors of
FFTW Funds, Inc.

        We have audited the accompanying statements of assets and liabilities of FFTW Funds, Inc. (comprising U.S. Short-Term, Limited Duration, Mortgage, Global Tactical Exposure, Worldwide, Worldwide-Hedged, International, and Emerging Markets Portfolios) (the "Funds"), including the schedules of investments, as of December 31, 2000, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended December 31, 1998 were audited by other auditors whose report thereon dated February 22, 1999, expressed an unqualified opinion on those financial highlights.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FFTW Funds, Inc. as of December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the years in the two-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                                     [KPMG LOGO]
New York, New York
February 20, 2001

 OFFICERS & DIRECTORS AND OTHER PERTINENT INFORMATION
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Stephen P. Casper
DIRECTOR OF THE FUND AND
VICE PRESIDENT OF THE FUND

John C Head III
DIRECTOR OF THE FUND

Saul H. Hymans
DIRECTOR OF THE FUND

Lawrence B. Krause
DIRECTOR OF THE FUND

Andrea Redmond
DIRECTOR OF THE FUND

Onder John Olcay
CHAIRMAN OF THE BOARD AND
PRESIDENT OF THE FUND

William E. Vastardis
TREASURER OF THE FUND

Timothy F. Osborne
ASSISTANT TREASURER OF THE FUND

Robin S. Meister
SECRETARY OF THE FUND

Jill Grossberg
ASSISTANT SECRETARY OF THE FUND

INVESTMENT ADVISER

Fischer Francis Trees & Watts, Inc.
200 Park Avenue
New York, NY 10166

SUB-ADVISER

Fischer Francis Trees & Watts
3 Royal Court
The Royal Exchange
London, EC3V 3RA

ADMINISTRATOR

Investors Capital Services, Inc.
600 Fifth Avenue, 26th Floor
New York, NY 10020

DISTRIBUTOR

First Fund Distributors, Inc.
4455 East Camelback Rd.
Suite 261E
Phoenix, AZ 85018

CUSTODIAN AND FUND ACCOUNTING AGENT

Investors Bank & Trust Company
200 Clarendon St.
Boston, MA 02116

TRANSFER AND DIVIDEND DISBURSING AGENT

Investors Bank & Trust Company
200 Clarendon St.
Boston, MA 02116

LEGAL COUNSEL

Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006-2401

INDEPENDENT AUDITORS

KPMG LLP
757 Third Avenue
New York, NY 10017

--------------------------------------------------------------------------------